UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dow Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT

DOW®

Notice of Annual Meeting of Stockholders

Dear Dow Stockholder,

You are invited to attend the 2022 Annual Meeting of Stockholders of Dow Inc. (the “2022 Meeting”) online at www.virtualshareholdermeeting.com/DOW2022.

At the 2022 Meeting, stockholders will vote on the following matters either by proxy or in person:

Election of the Directors named in the Proxy Statement

Advisory Resolution to Approve Executive Compensation

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2022

Stockholder Proposal, if properly presented

Transaction of any other business as may properly come before the 2022 Meeting

Meeting Date	Record Date	Meeting Time

Thursday, April 14, 2022	Friday, February 18, 2022	8:00 AM Eastern Time

Virtual Meeting www.virtualshareholdermeeting.com/DOW2022

HOW TO VOTE IN ADVANCE OF THE 2022 MEETING

Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2022 Meeting online. To vote online or by phone, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.

www.proxyvote.com

1-800-690-6903 or the number provided on your voting instructions

Use the postage-paid envelope provided if you received printed proxy materials

The Board of Directors of Dow Inc. (the “Board”) has set the close of business on February 18, 2022, as the record date for determining stockholders who are entitled to receive notice of and to vote at the 2022 Meeting and any adjournment or postponement thereof.

As permitted by the SEC rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about March 4, 2022 (the “Notice of Internet Availability of Proxy Materials”). The Notice of Internet Availability of Proxy Materials included instructions on how to vote and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a low-cost way to furnish stockholders with their proxy materials. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

2022 | Dow Proxy Statement	i

HOW TO ATTEND THE 2022 MEETING

You are invited to attend the 2022 Meeting online at www.virtualshareholdermeeting.com/DOW2022.

Dow is pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel.

To participate in the 2022 Meeting, you must be a stockholder of record and log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. Whether or not you participate in the 2022 Meeting online, it is important that your shares are included in the voting process.

If you are a beneficial stockholder, please follow the instructions on the voting instruction form provided by your bank or broker or other nominee to attend the 2022 Meeting online. Please contact your bank or broker if you have questions about how to obtain your control number.

Interested persons may also access the 2022 Meeting as guests, but will not be able to vote or ask questions during the 2022 Meeting.

HOW TO ASK QUESTIONS

Stockholders may submit questions during the 2022 Meeting using the “Ask a Question” field on the virtual meeting website.

You will need to log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question.

Time has been allocated on the agenda to respond to questions submitted during the 2022 Meeting. Questions we do not answer during the 2022 Meeting will be answered in writing and posted on the Company’s website at investors.dow.com. Please refer to the 2022 Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the 2022 Meeting at www.virtualshareholdermeeting.com/DOW2022.

For more information, see the section titled “Voting and Attendance Procedures” on page vi.

A replay of the 2022 Meeting will be made available promptly at investors.dow.com and remain available for at least one year.

We encourage you to access the 2022 Meeting early. Online check-in will begin approximately 15 minutes before the 8:00 AM start time. If you encounter difficulties during the check-in or meeting time, we have technicians available to help you. The technical support contact information will be posted on the virtual meeting login page.

Thank you for your continued support and interest in Dow.

Amy E. Wilson

General Counsel and Corporate Secretary

March 4, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 14, 2022

The Notice of Internet Availability of Proxy Materials, Proxy Statement
and Annual Report are available at www.proxyvote.com.

ii	2022 | Dow Proxy Statement

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

Certain statements in this Proxy Statement are “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; the continuing global and regional economic impacts of the coronavirus disease 2019 (“COVID-19”) pandemic and other public health-related risks and events on Dow’s business; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war; weather events and natural disasters; and disruptions in Dow’s information technology networks and systems.

Risks related to Dow’s separation from DowDuPont Inc. (“DowDuPont”) include, but are not limited to: (i) Dow’s failure to achieve in full the anticipated benefits that it expects to receive from the separation from DowDuPont; (ii) certain tax risks associated with the separation; (iii) the failure of Dow’s pro forma financial information to be a reliable indicator of Dow’s future results; (iv) receipt of less favorable terms in the commercial agreements Dow entered into with DuPont de Nemours, Inc. (“DuPont”) and Corteva, Inc. (“Corteva”), including restrictions under intellectual property cross-license agreements, than Dow would have received from an unaffiliated third party; and (v) Dow’s obligation to indemnify DuPont and/or Corteva for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in subsequent filings that we make with the SEC. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow assumes no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

The Company’s website, reports and social media feeds are not part of or incorporated by reference into this Proxy Statement.

2022 | Dow Proxy Statement	iii

Proxy Statement Summary	1

About Dow	2

2021 Financial and ESG Performance Highlights	3

Executive Compensation	26

Stockholder Engagement	27

Management Proposals	95

Agenda Item 2: Advisory Resolution to Approve Executive Compensation	95

Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm	96

Audit Committee Report	98

Stockholder Proposal	100

Agenda Item 4: Stockholder Proposal—Independent Board Chairman	100

Appendix	103

iv	2022 | Dow Proxy Statement

DEFINED TERMS

Capitalized terms, not otherwise defined in this Proxy Statement, have the meaning ascribed below:

2022 Meeting	2022 Annual Meeting of Stockholders of Dow Inc.

Annual Performance Award	Annual cash incentive program

Board	Board of Directors of Dow Inc.

CD&A	Compensation Discussion & Analysis

CEO	Chief Executive Officer

CFO	Chief Financial Officer

Committee	In the CD&A section, Compensation and Leadership Development Committee

Company	Dow Inc. and its consolidated subsidiaries

Compensation Peer Group	Peer group utilized for market comparisons, benchmarking and setting executive and non-employee Director compensation

Cumulative Cash from Operations	Cash provided by operating activities—continuing operations

Dow	Dow Inc. and its consolidated subsidiaries; all references to “we,” “us,” and “our” refer to the Company

EBIT	Earnings before interest and taxes

EDP	Elective Deferral Plan

ERG	Employee Resource Group—voluntary employee-led groups that foster inclusion at Dow and in the community

ESG	Environmental, Social and Governance

Free Cash Flow	“Cash provided by operating activities—continuing operations,” less capital expenditures (non-GAAP)

GHG	Greenhouse gas

GRI	Global Reporting Initiative

ID&E	Inclusion, Diversity and Equity

LTI	Long-term incentive

NEO	Named Executive Officer

Net-zero carbon emissions	Reduction of Scope 1 and 2 carbon dioxide emissions, including offsets from technology advancements

NYSE	New York Stock Exchange

Operating EBIT	Earnings (i.e., “Income from continuing operations before income taxes”) before interest, excluding the impact of significant items (non-GAAP)

Operating ROC	Net operating profit after tax (excluding significant items) divided by total average capital (non-GAAP), also referred to as ROIC

PSU	Performance stock unit

R&D	Research & Development

Relative TSR	Percentile ranking against the TSR Peer Group of stock price appreciation plus dividends paid

ROC	Return on capital

RSU	Restricted stock unit

SASB	Sustainability Accounting Standards Board

SEC	U.S. Securities and Exchange Commission

STEM	Science, Technology, Engineering and Math

SVP	Senior Vice President

TCFD	Task Force on Climate-related Financial Disclosures

TDCC	The Dow Chemical Company

TSR	Total shareholder return

TSR Peer Group	Peer group utilized to measure Relative TSR performance within the performance share programs

WEF	World Economic Forum

Zero-carbon emissions

Reduction of Scope 1, 2 and 3 carbon emissions, including offsets from product benefits and technology advancements

Dow’s 2050 carbon neutrality target refers to Dow’s intention to achieve zero-carbon emissions by 2050

2022 | Dow Proxy Statement	v

Voting and Attendance Procedures

In this Proxy Statement, you will find information on the nominees for election to the Board and other items to be voted upon at the 2022 Meeting and any adjournment or postponement of the 2022 Meeting. The background information in this Proxy Statement has been supplied to you at the request of the Board to help you decide how to vote and to provide information on the Company’s corporate governance and compensation practices. This Proxy Statement is first being distributed to stockholders on or about March 4, 2022.

VOTE YOUR SHARES

You are entitled to vote at the 2022 Meeting if you were a stockholder as of the close of business on February 18, 2022, the record date, or hold a valid proxy for the 2022 Meeting.

To vote online or by phone, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to log in to www.proxyvote.com. You may also vote your shares online during the 2022 Meeting by using your 16-digit control number to log in to www.virtualshareholdermeeting.com/DOW2022.

If you received printed proxy materials, you may also vote by mail. Your shares will be voted only if the proxy card or voting instruction form is properly signed and received by the Inspector of Election prior to the 2022 Meeting.

Except as provided below with respect to shares held in The Dow Chemical Company Employees’ Savings Plan, if no specific instructions are given by you, your shares will be voted as recommended by the Board.

You may revoke or change your proxy or voting instructions at any time before the polls close at the 2022 Meeting by sending a written revocation to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674, by submitting another proxy card or voting instruction form, or by submitting a vote online or by phone.

If you are a beneficial stockholder, please follow the instructions on the voting instruction card provided by your bank or broker or other nominee to vote your shares. Please contact your bank or broker if you have questions about how to obtain your control number.

We encourage you to vote in advance, even if you plan to attend the 2022 Meeting online. Be sure to submit votes for each separate account in which you hold Dow common stock.

CONFIDENTIAL VOTING

The Company maintains vote confidentiality. Proxies and ballots of all stockholders are kept confidential from the Company’s management and Board unless disclosure is required by law and in certain other limited circumstances. This practice further provides that employees may confidentially vote their shares of Company stock held by The Dow Chemical Company Employees’ Savings Plan and requires the appointment of an independent tabulator and Inspector of Election for the 2022 Meeting.

PLAN SHARES

If you are enrolled in the direct stock purchase and dividend reinvestment plan administered by Computershare Trust Company, N.A. (the “Computershare CIP”), the shares of Dow common stock owned on the record date by you directly in registered form, plus all shares of Dow common stock held for you in the Computershare CIP, will appear together on a single proxy voting form. If no instructions are provided by you on an executed proxy voting form, your Computershare CIP shares will be voted as recommended by the Board.

Participants in The Dow Chemical Company Employees’ Savings Plan (the “Savings Plan”) will receive a voting instruction form. Your form will provide voting instructions to Fidelity Management Trust Company (the “Savings Plan

vi	2022 | Dow Proxy Statement

Trustee”). If no instructions are provided to the Savings Plan Trustee, the Savings Plan Trustee and/or administrators of the Savings Plan will vote the shares held pursuant to the Savings Plan according to the provisions of the Savings Plan. In order to have your Savings Plan shares voted in accordance with your voting instructions, your voting instructions must be received by 11:59 PM Eastern Time on April 11, 2022.

DOW SHARES OUTSTANDING AND QUORUM

At the close of business on the record date, February 18, 2022, there were 735,085,853 shares of Dow common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. The holders of at least 50 percent of the issued and outstanding shares of common stock entitled to vote that are present in person or represented by proxy constitute a quorum for the transaction of business at the 2022 Meeting.

Agenda Item

1:	Election of Directors

Each nominee must receive more FOR votes than AGAINST votes in order to be elected.

2:	Advisory Resolution to Approve Executive Compensation

Agenda Item 2 must receive more FOR votes than AGAINST votes in order to be approved.

3:	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2022

Agenda Item 3 must receive more FOR votes than AGAINST votes in order to be approved.

4:	Stockholder Proposal—Independent Board Chairman

Agenda Item 4 must receive more FOR votes than AGAINST votes in order to be approved.

Abstentions and broker non-votes will be included in determining the presence of a quorum at the 2022 Meeting, but will not be counted or have an effect on the outcome of any matter except as specified below with respect to Agenda Item 3.

Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under NYSE rules, even though your bank or broker is not permitted to exercise voting discretion, it may vote shares held in beneficial name only on Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm, without instruction from you, but may not vote on any other matter to be voted on at the 2022 Meeting.

A list of stockholders of record entitled to vote shall be available to any stockholder for any purpose relevant to the 2022 Meeting for 10 days prior to the 2022 Meeting upon request to the Office of the Corporate Secretary. In addition, the list of stockholders of record will also be available during the 2022 Meeting. To access the stockholder list during the 2022 Meeting, you will need to log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.

PROXY SOLICITATION ON BEHALF OF THE BOARD

The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the 2022 Meeting, or an adjournment or postponement thereof. Dow directors, officers and employees may solicit proxies on behalf of the Board by mail, by telephone or by electronic communication. The proxy representatives of the Board will not be specially compensated for their services in this regard.

Dow has retained D. F. King & Co., Inc., to aid in the solicitation of stockholders (primarily brokers, banks and other institutional investors) for an estimated fee of $16,000, plus reasonable expenses. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals, and their reasonable expenses will be reimbursed by Dow upon request. The cost of solicitation will be borne by the Company.

2022 | Dow Proxy Statement	vii

ATTENDING THE 2022 MEETING

The 2022 Meeting will be conducted in an online, virtual format. Dow is pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel. We have designed the virtual format to protect stockholder rights. For example: we have allocated time on the agenda to respond to questions submitted by stockholders, questions not answered during the 2022 Meeting will be answered in writing and posted on the Company’s website at investors.dow.com, and we will make available a replay of the 2022 Meeting promptly at investors.dow.com and remain available for at least one year.

You are entitled to attend, vote and ask questions in the virtual 2022 Meeting if you were a stockholder as of the close of business on February 18, 2022, the record date, or hold a valid proxy for the 2022 Meeting.

To attend, vote and ask questions online during the 2022 Meeting, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to log in to www.virtualshareholdermeeting.com/DOW2022. Whether or not you participate in the 2022 Meeting online, it is important that your shares are included in the voting process.

If you are a beneficial stockholder, please follow the instructions on the voting instruction card provided by your bank or broker or other nominee to attend, vote and ask questions online during the 2022 Meeting. Please contact your bank or broker if you have any questions about how to access the 2022 Meeting or to obtain your control number.

We encourage you to access the 2022 Meeting early. Online check-in will begin approximately 15 minutes before the 8:00 AM start time. If you encounter difficulties during the check-in or meeting time, we have technicians available to help you. The technical support contact information will be posted on the virtual meeting login page.

Interested persons may also access the 2022 Meeting as guests, but will not be able to vote or ask questions during the 2022 Meeting.

HOW TO ASK QUESTIONS

Stockholders may submit questions during the 2022 Meeting using the “Ask a Question” field on the virtual meeting website.

You will need to log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question.

Time has been allocated on the agenda to respond to questions submitted during the 2022 Meeting. Questions we do not answer during the 2022 Meeting will be answered in writing and posted on the Company’s website at investors.dow.com. Please refer to the 2022 Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the 2022 Meeting at www.virtualshareholdermeeting.com/DOW2022.

OTHER MATTERS

The proxy or voting instruction form confers upon the designated persons the discretion to vote the shares represented in accordance with their best judgment. Such discretionary authority extends to any other properly presented matter. The Board does not intend to present any business at the 2022 Meeting that is not described in this Proxy Statement. The Board is not aware of any other matter that may properly be presented for action at the 2022 Meeting.

viii	2022 | Dow Proxy Statement

Additional Information

FUTURE STOCKHOLDER PROPOSALS

If you satisfy the requirements of the rules and regulations of the SEC and wish to submit a proposal to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting of Stockholders of Dow Inc. (“2023 Meeting”), pursuant to Rule 14a-8 of the Exchange Act, please send it to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674, with a copy to corporatesecretary@dow.com. Under Rule 14a-8, these proposals must be received no later than 5:00 PM Eastern Time on November 4, 2022.

FUTURE ANNUAL MEETING BUSINESS

Under the Company’s Bylaws, if you wish to raise items of proper business directly at an annual meeting (including Director nominations outside of the proxy access process) other than stockholder proposals presented under Rule 14a-8 for inclusion in the Company’s proxy materials, you must give advance written notification to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674, with a copy to corporatesecretary@dow.com. For the 2023 Meeting, written notice must be received by the Office of the Corporate Secretary between 5:00 PM Eastern Time on November 4, 2022, and 5:00 PM Eastern Time on December 4, 2022. However, as provided in the Bylaws, different deadlines apply if the 2023 Meeting is called for a date that is not within thirty days before or after the anniversary of the 2022 Meeting; in that event, written notice must be received by the Office of the Corporate Secretary no earlier than the close of business on the 120th day prior to the 2023 Meeting and no later than the close of business on the later of the 90th day prior to the 2023 Meeting or the 10th day following the date on which public disclosure of the date of such meeting is first made by the Company. Such notices must comply with the procedural and content requirements of the Bylaws. If notice of a matter is not received within the applicable deadlines or does not comply with the Bylaws, the chairman of the annual meeting may refuse to introduce such matter. If a stockholder does not meet these deadlines, or does not satisfy the requirements of Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the annual meeting. The full text of the Bylaws is available on the Company’s website at investors.dow.com.

FUTURE DIRECTOR NOMINEES THROUGH PROXY ACCESS

Under the Company’s Bylaws, if you wish to nominate a director through proxy access, you must give advance written notification to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674, with a copy to corporatesecretary@dow.com. For the 2023 Meeting, written notice must be received by the Office of the Corporate Secretary between 5:00 PM Eastern Time on October 5, 2022, and 5:00 PM Eastern Time on November 4, 2022. Such notices must comply with the procedural and content requirements of the Bylaws. The full text of the Bylaws is available on the Company’s website at investors.dow.com.

MULTIPLE STOCKHOLDERS WITH THE SAME ADDRESS

In accordance with a notice sent previously to stockholders with the same surname who share a single address, only one notice or set of proxy materials will be sent to an address unless contrary instructions were received from any stockholder at that address. This practice, known as “householding,” is designed to reduce printing and postage costs. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the practice. If you are a registered stockholder, you may revoke your consent at any time by sending your name and your holder identification number to the Office of the Corporate Secretary at corporatesecretary@dow.com. If you hold your stock with a bank or broker, you may revoke your consent to

2022 | Dow Proxy Statement	ix

householding at any time by contacting Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095. If you are a registered stockholder receiving multiple copies at the same address or if you have a number of accounts at a single brokerage firm, you may submit a request to receive a single copy in the future by contacting the Office of the Corporate Secretary at corporatesecretary@dow.com. If you hold your stock with a bank or broker, contact Broadridge Financial Solutions Inc. at the address and telephone number provided above. The Company will promptly deliver to a stockholder who received one copy of proxy materials as the result of householding, a copy of the materials upon the stockholder’s written request to the Office of the Corporate Secretary at corporatesecretary@dow.com.

ELECTRONIC DELIVERY OF PROXY MATERIALS

Stockholders may request proxy materials be delivered to them electronically by enrolling at www.proxyvote.com or https://enroll.icsdelivery.com/dow. This results in faster, online delivery of the Proxy Statement, Annual Report and related materials. Going paperless is not only convenient for stockholders, but it also saves resources and reduces Dow’s impact on the environment.

COPIES OF PROXY MATERIALS AND ANNUAL REPORT

The Notice of Internet Availability of Proxy Materials and Proxy Statement and Annual Report are posted on the Company’s website at investors.dow.com and at www.proxyvote.com.

COPIES OF CORPORATE GOVERNANCE DOCUMENTS

The Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Code of Conduct, Code of Financial Ethics, Board Committee Charters and other governance documents are posted on the Company’s website at investors.dow.com. Stockholders may request to receive printed copies of each of these documents at no charge by contacting the Office of the Corporate Secretary at corporatesecretary@dow.com.

x	2022 | Dow Proxy Statement

RICHARD K. DAVIS

Lead Director since 2021

✓ Strong familiarity with the Dow Board and Committee structure and rapport with the other independent Directors

✓ Global leadership experience as a former Chairman and Chief Executive Officer of a public company

✓ Vast knowledge in industries subject to extensive regulation, including risk management

✓ Extensive expertise in international business operations, financial services, and capital allocation

✓ Broad public company board experience across the financial services and medical industries

✓ Deep knowledge of corporate governance and compensation matters and financial expertise

A Message from our Independent
Lead Director

Dear Fellow Stockholders,

Dow’s independent Directors, alongside Chairman and Chief Executive Officer Jim Fitterling, are pleased to invite you to our Company’s 2022 Annual Meeting of Stockholders. It is my privilege as your independent Lead Director to have the opportunity to write to you as part of this year’s Proxy Statement and to provide insights into the Company’s progress.

At Dow, we know that strong corporate governance is critical to achieving our ambition to become the most innovative, customer-centric, inclusive and sustainable materials science company in the world. This begins with a strong, independent Board of Directors with the right skills and experiences, clearly defined committee roles and responsibilities, active engagement with Company leadership, and oversight of the strategy and overall performance. As a Board, we remain committed to executing these responsibilities and are keenly focused on Dow’s strategic initiatives to continuing financial growth; ESG progress; and driving long-term stockholder value.

We also know we can achieve our ambition only through engaging with our stakeholders, including our stockholders, to fully understand your feedback and to ensure we continue to serve your interests. As the Board’s independent Lead Director, I enjoy the opportunity to meet with investors and stockholders. I share your perspectives and viewpoints with the Board, which enhances our decision-making and helps guide our oversight and input into a broad range of important topics, including Board and management team composition and effectiveness, business strategy development, Company performance, and risk management.

Through our continued stockholder outreach, we heard a high level of interest in Dow’s leadership to advance plastics circularity and a zero-carbon economy, and the Company’s efforts to enhance inclusion, diversity, and equity. As a Board, in addition to financial excellence and integrity, we are committed to continuous improvements in environmental performance, societal contributions, and corporate governance.

Here are just a few examples of recent actions Dow has taken, stemming from that commitment:

•  Shared our planned pathway to decarbonize our asset footprint and grow earnings, creating value for all our stakeholders.

•  Enhanced the link between our ESG progress and our compensation through our annual employee performance award and executive compensation programs.

•  Added expertise and experience by electing two new Directors in 2021, strengthening our Board with a diverse group of Director nominees standing for election.

•  Increased our Dow ACTs commitment to $13 million to enhance inclusion, diversity, and equity through partnerships with historically black colleges and universities and programs.

•  Improved ESG transparency by building on our nearly 20-year history of annual sustainability reporting through the launch of INtersections, our holistic, comprehensive ESG report.

•  Raised the bar in our ESG reporting and disclosures through improved carbon emissions and circularity reporting, and improved climate risk disclosures and greenhouse gas intensity metrics.

•  Reinforced ESG oversight and accountability in the responsibilities of our Board’s committees.

In addition, in 2021, Dow delivered record earnings performance and returned $3.1 billion to stockholders, making it a truly historic year for the Company. I encourage you to read the Proxy Statement, Annual Report and our INtersections ESG report, for more insights into these achievements and more.

On behalf of Dow’s Board and management team, thank you for choosing to invest in Dow. Your trust, support, and engagement are important to us as we continue to deliver solutions that address the largest issues facing our world, while also creating long-term, sustainable value for all our stakeholders.

Richard K. Davis

Dow Lead Director

2022 | Dow Proxy Statement	xi

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

2022 ANNUAL MEETING OF STOCKHOLDERS OF DOW INC.

Meeting Date	Record Date	Meeting Time

Thursday, April 14, 2022	Friday, February 18, 2022	8:00 AM Eastern Time

Vote Your Shares in Advance	Attend the 2022 Meeting
Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2022 Meeting.

You are invited to attend the 2022 Meeting online at www.virtualshareholdermeeting.com/DOW2022.

To vote and ask questions during the 2022 Meeting, you must be a stockholder of record and log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.

Interested persons may also access the 2022 Meeting as guests, but will not be able to vote or ask questions during the 2022 Meeting.

We encourage you to access the 2022 Meeting early. Online check-in will begin approximately 15 minutes before the 8:00 AM start time. If you experience technical difficulties during the check-in or meeting time, please call technical support. The technical support contact information will be posted on the virtual meeting login page.

Questions we do not answer during the 2022 Meeting will be answered in writing and posted on the Company’s website at investors.dow.com. A replay of the 2022 Meeting will be made available promptly at investors.dow.com and remain available for at least one year.

For more information, see the section titled “Voting and Attendance Procedures” on page vi.

www.proxyvote.com
1-800-690-6903 or the number provided on your voting instructions
Use the postage-paid envelope provided if you received printed proxy materials

You may also vote online during the 2022 Meeting at www.virtualshareholdermeeting.com/DOW2022.

To vote online or by phone, you will need your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.

Ask Questions

You may submit questions during the 2022 Meeting at www.virtualshareholdermeeting.com/DOW2022.

To ask a question, you will need to log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.

AGENDA AND VOTING RECOMMENDATIONS

The Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report are available at www.proxyvote.com.

Agenda Item		Board Vote Recommendation	Page Reference

1:	Election of Directors	FOR	42

2:	Advisory Resolution to Approve Executive Compensation	FOR	95

3:	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2022	FOR	96

4:	Stockholder Proposal—Independent Board Chairman	AGAINST	100

1	2022 | Dow Proxy Statement

ABOUT DOW

Dow (NYSE: DOW) combines global breadth; asset integration and scale; focused innovation and materials science expertise; leading business positions; and environmental, social and governance (ESG) leadership to achieve profitable growth and deliver a sustainable future. The Company’s ambition is to become the most innovative, customer centric, inclusive and sustainable materials science company in the world. Dow’s portfolio of plastics, industrial intermediates, coatings and silicones businesses delivers a broad range of differentiated, science-based products and solutions for its customers in high-growth market segments, such as packaging, infrastructure, mobility and consumer applications. Dow operates 104 manufacturing sites in 31 countries and employs approximately 35,700 people. Dow delivered net sales of approximately $55 billion in 2021. For more information, please visit www.dow.com or follow @DowNewsroom on Twitter. The Company’s website, reports and social media feeds are not part of or incorporated by reference into this Proxy Statement.

How Do We Deliver a Sustainable Future?

Every answer starts with asking the right questions. At Dow, these questions and the pursuit of solutions for the world’s toughest challenges drive us to fulfill our purpose—to deliver a sustainable future for the world through our materials science expertise and collaboration with our partners. It’s also why we aim to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world.

Together, our ambition and purpose inspire us to deliver innovative, sustainable solutions that transform our world. They motivate us to continuously improve how we interact with our customers and partners as we strive to be easy, enjoyable and effective to work with … and they command us to foster a culture where differences are an advantage.

We know our materials science drives innovations that benefit our customers, our Company, investors and our communities, and are pivotal to helping deliver a more sustainable future for people and planet.

2022 | Dow Proxy Statement	2

2021 Financial and

ESG Performance Highlights

1	Baseline year is 2020.

3	2022 | Dow Proxy Statement

Inclusion, Diversity & Equity

Named to the GPTW® and Fortune 100
BEST COMPANIES TO WORK FOR®
List for the first time

Improved representation of global women and U.S. ethnic minority talent

Expanded
GLOBAL PAID TIME-OFF
for **parental and family care leave** as well as introduced paid time-off for employees **participating in Employee Resource Groups** or community volunteering

Increased spend by
15%
with our diverse suppliers

>50%
of employees participate in Employee Resource Groups

Announced
PARTNERSHIP WITH OneTen
to hire, advance and upskill Black talent

Community

$32.4MM in corporate giving
CORPORATE + FOUNDATION + IN-KIND INVESTED

Named by Points of Light to
THE CIVIC 50,
which recognizes the most community-minded companies in the U.S.

195
#PullingOurWeight
community cleanups removing **388K** pounds of waste from the environment

50%
of employees volunteered

Dow Business Impact Fund:
$2MM
to support **8** new projects in **12** countries using Dow products and technology for social good

Increased Dow ACTs[2] commitment to
$13MM
with
>$5MM
continued commitment to **enhance inclusion, diversity and equity** through partnerships with HBCUs and programs that inspire underrepresented students to pursue STEM careers

$480K in **relief funding provided** to employees affected by hurricanes and flooding through a new global Employee Relief Fund

Corporate Governance

ALL 4
new members of Dow's board in last 2 years are women or U.S. ethnic minorities

Outpaced industry peers[1] with

38% **U.S. ethnic minority** and **31%** **women** representation among leadership team

Linked
ESG METRICS
to annual employee performance award and executive compensation programs

Enhanced transparency through one holistic, comprehensive
INtersections
ESG report

Increased clarity through improved
CARBON EMISSIONS AND CIRCULARITY
reporting

Comprehensive ESG disclosures aligned to **GRI, TCFD, SASB** and **WEF**

1	For a detailed list of our industry peers, see the Definitions section of the Appendix.
2	Launched in 2020, Dow ACTs (Advocacy, Community and Talent) is a strategic framework outlining a set of actions Dow is taking to address systemic racism and racial injustice.

2022 | Dow Proxy Statement	4

Years of ESG Leadership

Guided by our purpose and fueled by the passion of Team Dow, we are focused on creating shared value for all our stakeholders and using science and ingenuity to bring life-enhancing products and solutions to everyone, everywhere. As such, our environmental, social and governance strategy is key to creating long-term value for our Company, society and shareholders. Collaborating with a wide range of stakeholders to advance environmental stewardship. Cultivating a culture of inclusion, diversity and equity. Achieving results through highly principled and socially responsible business practices. Contributing to the well-being of our communities. These commitments reflect our culture of operational excellence, high ethical standards, strict financial discipline and transparent risk management.

The year 2022 marks Dow’s 125th anniversary. Since our founding in 1897, our Company has existed to “do it better”—to make a material and positive impact on people’s lives. Take a look at how our materials science has helped transform our Company, industries and the world throughout our history.

5	2022 | Dow Proxy Statement

1992 – Launched the **Sustainability External Advisory Council (SEAC)**, the first of its kind in the petrochemical industry, to provide an independent, outside perspective on critical issues related to sustainability and environmental policy that impact Dow and the global community.

1995 – Began conducting an **annual global employee opinion survey** to give employees an opportunity to provide feedback and help drive actions to shape the Company's future.

1995 – Developed our **first set of 10-year environment, health and safety goals**, focused on reducing our operational 'footprint'.

2003 – Published our **first annual Sustainability Report** sharing progress against our environment, health and safety goals using the GRI framework. Also submitted our **first response to the CDP Climate Survey.**

2005 – Developed our **2015 Sustainability Goals**, the second generation of 10-year sustainability goals, which focused on delivering ever-increasing value to customers and society through a 'handprint' of products and solutions.

2007 – Named our **first Chief Sustainability Officer** – a role created to use science, innovation, and collaboration to drive transformative and sustainable change within the organization.

2011 – Embarked on a collaboration with **The Nature Conservancy (TNC)** to demonstrate the business case for valuing nature in business decisions.

2015 – Developed our **2025 Sustainability Goals**, the third generation of 10-year sustainability goals, with a focus on developing and delivering 'blueprints' for a sustainable future.

2016 – Launched the **Business Impact Fund** to unlock business opportunities by solving social problems.

2017 – Named the **Company's first Chief Inclusion Officer**, a role created to strengthen the integration of inclusion, diversity and equity with business strategy and results.

2019 – Initiated the **ALL *IN* ERG Fund** to empower all Dow ERGs to actively engage with community partners to create a more inclusive society.

2020 – Building on the 2025 Sustainability Goals, we announced new, multi-decade sustainability targets – **Protect the Climate, Stop the Waste, and Close the Loop** – outlining commitments to achieve carbon neutrality and eliminate plastic waste.

2020 – Introduced a new framework for **employee Performance Award and executive compensation** programs, incorporating both financial and ESG metrics, reflecting a more **balanced scorecard** to measure progress and success.

2021 – Announced **first-ever Volunteer and ERG Participation Policy,** which provides all Dow employees paid time off to volunteer and engage in ERG activities.

2021 – Building on our 17-year history of sustainability reporting, we published **INtersections, our comprehensive ESG report.**

2021 – On track to Close the Loop by enabling **>80% of products sold into packaging applications** to be reusable or recyclable.

2022 – Team Dow celebrates our **125th anniversary.**

2022 | Dow Proxy Statement	6

A PROACTIVE APPROACH TO ESG REPORTING AND DISCLOSURE

Dow has been a leader in reporting and transparency since our first sustainability report in 2003. We have continued to build on our foundation of reporting against the GRI Standards Comprehensive option and referencing our disclosures to the SASB Standards and the WEF’s Stakeholder Capitalism metrics. The report also serves as Dow’s Communication on Progress for its commitment to the United Nations Global Compact. We have reported details of our climate governance and performance as an early adopter of both the CDP (formerly the Carbon Disclosure Project) and Scope 3 reporting. We participate on the Task Force on Climate-Related Financial Disclosure (“TCFD”) and use their reporting framework in our disclosures. In 2021, Dow built upon its nearly 20-year history of sustainability reporting by successfully releasing its first comprehensive, integrated ESG report—INtersections—which received ‘best in class’ recognition for its analyst table disclosures. The Company intends to meet its commitment to fully implement the recommendations of the TCFD as part of the Company’s 2021 ESG Report, to be published in 2022.

Enhancing our ESG performance is a critical part of Dow’s strategy and we have active engagement with our Board, ensuring transparency and accountability. Each Committee is responsible for oversight of specific strategic and ESG areas relevant to their respective Charters. The role of the Board and each Committee is described in more detail beginning on page 28.

Dow’s full annual disclosure of ESG performance can be found on our website at www.dow.com/esg. Dow’s public policies on topics such as Chemical Management, Responsible Care, Energy and Climate Change, Sustainability, and Environment, Health & Safety can be found on our website at www.dow.com/about. Additional ESG resources can be found here: https://investors.dow.com/en/esg-resources/default.aspx.

STAKEHOLDER ENGAGEMENT ON ESG STRATEGY

Engaging stakeholders and establishing collaborative partnerships is an essential element of our ESG strategy. By engaging with a wide variety of stakeholders on a regular basis, we build a clearer understanding of complex global challenges and of the local conditions in the countries where we do business. Stakeholders include customers, suppliers, current and prospective employees, community advisory panels, societal organizations, regulators, shareholders and investors. We also bring in diverse perspectives and guidance through our external Sustainability External Advisory Council (SEAC) and Science and Technology Advisory Council (STAC).

TRACKING ESG PROGRESS THROUGH COMPENSATION PROGRAMS

We know accountability drives progress and performance. With that in mind, in 2021 our Annual Performance Award program and executive compensation programs were designed to motivate and reward employees for their contributions towards Dow’s most critical goals. The Annual Performance Award program reflects clear metrics for measuring our financial, ESG and safety progress and success, as well as an assessment against an Individual Performance Factor. These metrics and progress are published internally and visible for every employee in the Company.

7	2022 | Dow Proxy Statement

The Compensation and Leadership Development Committee annually reviews and evaluates the executive compensation programs to ensure alignment with Dow’s compensation philosophy and with expected performance. For detail on the Company’s executive compensation programs, see the CD&A section beginning on page 57.

2021 Annual Performance Award Design and Metrics

Customer Experience	Sustainability	Inclusion [3]
Customer Experience Index (CXi)—a quarterly measurement of direct and prospective customer sentiment across every touchpoint with Dow	World Leading Operations composite index measuring: • Unplanned Events • Total Worker Health • Environmental Stewardship • Transportation Stewardship	Measured as a percentage of Dow’s workforce: • Global ERG Participation • Global Women Representation • U.S. Ethnic Minority Representation

1	Operating EBIT is defined as earnings (i.e., “Income from continuing operations before income taxes”) before interest, excluding the impact of significant items.

2	Free Cash Flow is defined as “Cash provided by operating activities-continuing operations,” less capital expenditures.

3	The inclusion metric is incorporated in the Annual Performance Award targets for approximately 3,000 people leaders and senior leaders.

ESG STRATEGIC AREAS OF ACTION

Dow focuses on four strategic areas of action – Environmental Performance; Inclusion, Diversity and Equity; Community; and Corporate Governance – to deliver solutions to global challenges and create lasting value for our customers, communities, employees, businesses and stockholders. The four strategic areas of action are described in more detail beginning on page 9.

Environmental Performance	Our strategy for building a more sustainable world focuses on three priority areas: circular economy, climate protection and safer materials. These areas address some of the most pressing challenges facing our planet and offer the most opportunity for Dow to use our science and global scale to make a positive impact.

Inclusion, Diversity & Equity	Realizing our purpose and ambition as a company requires an inclusive culture that enables our people to develop, advance, be heard and contribute their greatest value. It requires a diverse workforce that brings wide-ranging, fresh perspectives on how to tackle global challenges and innovate for our customers.

Community	We believe in sustainable business that creates positive social change. The Global Citizenship strategy is a road map for how we connect our core strengths – our science and technology expertise, and global reach and resources – to enhance the lives of people in our communities and help make our planet more sustainable.

Corporate Governance	Best-in-class governance strengthens accountability and protects the long-term interests of all of Dow’s stakeholders. ESG leadership starts with the diverse and highly skilled Board and well-defined Committee structure. The Board actively engages with management in oversight and stewardship of the Company’s strategy, risk management and overall performance.

2022 | Dow Proxy Statement	8

ENVIRONMENTAL PERFORMANCE

Dow has been committed to sustainability and world-class environment, health and safety (EH&S) performance throughout our 125-year history, as demonstrated by our commitment to the Responsible Care® principles and our industry-leading, decade-long Sustainability Goals. We are currently executing on our 2025 Sustainability Goals that set the standard for the chemical industry by focusing on more sustainable ways to do business and leading the transition to a more sustainable future. These goals continue to create significant value for the environment, our customers, for Dow and increasingly for our investors. Additional information on our 2025 Sustainability Goals can be found here: https://corporate.dow.com/en-us/science-and-sustainability/2025-goals.html.

In 2019, we identified three focus areas where we believe we can make the biggest difference and drive industry-wide change: Climate Protection, Circular Economy and Safer Materials. These global priorities represent areas where we are using our science, size and global relationships across our value chains to seek and create shared opportunity for Dow and society.

To accelerate our sustainability agenda, in 2020, we set multi-decade targets to put us on a path to achieve carbon neutrality and eliminate plastic waste.

9	2022 | Dow Proxy Statement

Dow’s Actions to Achieve its Sustainability Targets

Throughout 2021, we advanced toward zero-carbon emissions and plastics circularity. In this Proxy Statement, zero-carbon emissions means the reduction of Scope 1, 2 and 3 carbon emissions, including offsets from product benefits and technology advancements; net-zero carbon emissions means the reduction of Scope 1 and 2 carbon dioxide emissions, including offsets from technology advancements. Dow’s 2050 carbon neutrality target refers to Dow’s intention to achieve zero-carbon emissions by 2050.

Path to Zero-Carbon Emissions

We have a clear plan to reach our 2030 carbon emissions reduction target and we will build on our progress to achieve carbon neutrality by 2050. Some recent examples of our advancements include:

•	Development of phased site emissions reduction plans, including replacing/upgrading end-of-life and high carbon-intensity assets with more efficient and lower carbon solutions;

•	Continued integration of cost-efficient clean energy including hydro, wind, solar (photovoltaic, concentrated solar power); and

•	Innovating next-generation manufacturing technologies, such as Fluidized Catalytic Dehydrogenation (FCDh), Ethane Dehydrogenation (EDH) and electric cracking technology (e-cracking).

In October 2021, we announced plans to build the world’s first net-zero carbon emissions integrated ethylene cracker and derivatives site with respect to Scope 1 and 2 carbon dioxide emissions. The project is expected to more than triple Dow’s ethylene and polyethylene capacity from its Fort Saskatchewan, Alberta, Canada site, while retrofitting the site’s existing assets to facilitate net-zero carbon emissions.

Reducing CO2 Emissions by 30% by 2030 while Growing the Enterprise

•   Phased-strategy to decarbonize our footprint and grow our capacity at ROIC >13%

•   Timing based on affordability, macro, regulatory drivers and incentives

•   Leveraging existing and new CO2-efficient technologies: TX-9, FCDh, EDH and e-cracking

1	Volume Growth represents ethylene capacity, excludes joint ventures.

2022 | Dow Proxy Statement	10

We have adopted a phased, site-by-site approach that both retrofits and replaces end-of-life assets with capacity that has lower-carbon emissions. By 2030, these plans are expected to deliver 30 percent carbon emissions reduction compared to 2005 levels, using a disciplined approach based on affordability, macro and regulatory drivers. Our Texas-9 (TX-9) ethane steam cracker project completed in 2021 serves as a foundation for this reduction. It is our leading asset in terms of reliability, cost, returns, and carbon intensity. We are building on the progress from TX-9 and incorporating circular hydrogen and carbon capture to aim to reduce another 5 million metric tons of carbon dioxide by 2030. In addition to building the world’s first net-zero carbon emissions site in Alberta, Canada, Dow also has shared a multi-generation plan to convert our site in Terneuzen, The Netherlands, to a clean hydrogen plant.

1	IPA 2020 benchmarking results and other third-party consultants.

Additional actions to achieve carbon neutrality include expanding access to renewable power by more than 50 percent to greater than 850 MW; initiating a joint development with Shell to develop electrified cracking technology powered by clean energy; and deploying materials to help reduce emissions for customers and industries that will help us to capture value from increasing demand for low-carbon footprint and sustainable products.

These are just some examples of critical steps on our path to carbon neutrality by 2050 while enabling business growth.

Alignment to the Paris Agreement

Climate change has serious consequences for the global economy and human progress, and Dow embraces our responsibility to accelerate work to reduce global carbon emissions. We support the Paris Agreement and are committed to achieving its goal of keeping global temperature rise well below 2°C, and to pursue efforts to limit the increase to 1.5°C.

We have been working with internal and external stakeholders to understand how Dow can best demonstrate and enact our commitment to decarbonization in line with climate science. Some technologies needed for deep decarbonization – such as carbon capture, usage and storage – are not yet available at scale, which limits our ability to tackle this problem in

11	2022 | Dow Proxy Statement

the short term. However, through investments in longer-term innovation, such as electrifying ethylene steam crackers and circular economy projects, we are committed to transitioning to cleaner manufacturing facilities by 2050 and enabling positive climate impact across value chains through recycled feedstocks and product innovations.

Drive toward Circularity: Stop the Waste; Close the Loop

As one of the world’s leading plastics makers, Dow and the plastics value chain are making significant investments to help create a circular economy. Moving toward a more circular world for the products we consume every day is important not only to stop increasing environmental pollution but also to address climate change. In 2021, we continued to make progress with our focus on Stop the Waste and Close the Loop targets:

Keeping Plastic Out of the Environment

•	Achieved 23 Kilotons in 2021 toward our commitment to enable 1 million metric tons of plastic to be collected, reused or recycled by 2030

•	Invested $15 million in Circulate Capital’s Ocean Fund—the first fund and incubator preventing ocean plastic

•

Established the Closed Loop Circular Plastics Fund, in partnership with LyondellBasell and NOVA Chemicals and managed by Closed Loop Partners, with an initial $25 million investment to invest in scalable recycling technologies, equipment upgrades and infrastructure solutions

•

Continued commitment to Operation Clean Sweep, with annual reporting on the number and volume of incidents of any release of plastic from inside Dow facilities to outside of site boundaries that are greater than 0.5 kilograms per incident

Increasing Impact Through Partnerships

•

Continued partnership with the Alliance to End Plastic Waste, of which Dow is a founding member; the Alliance has over 35 projects in 29 countries across the regions of Asia, Africa and Latin America, working in the spaces of infrastructure, innovation and clean-up

•	Announced partnership with Mura Technology to scale advanced recycling solution for plastics

•	Invested in Mr. Green Africa, enabling diversion of 90 kilotons plastic waste to be recovered and recycled into new applications over 4 years

•	Announced advanced recycling partnerships with Gunvor Petroleum Rotterdam and New Hope Energy to purify and supply feedstocks derived from plastic waste, to be used to produce circular plastics

•

Received International Sustainability & Carbon Certification (ISCC) PLUS recognition at several of Dow’s largest manufacturing facilities for their compliance with rigorous tracking of sustainable feedstocks use

•

Working with Haldor Topsoe to fast-track the design, engineering and construction of a 10 kiloton/year market development unit at Dow’s Terneuzen site to purify pyrolysis oil feedstock derived from waste plastics for use in making circular products

Delivering Circular Economy Solutions

•	81 percent of our products sold today into packaging applications are recycle-ready

•	Tripled sales of product made with renewable bio-based feedstock

•	Continued innovating new post-consumer recycled (PCR) packaging products; REVOLOOP™ PCR plastics sales and supply partnerships in every geography

Plastics are an essential part of the world’s journey toward a lower carbon future. Our comprehensive approach to reducing carbon footprint and increasing circularity is grounded in our purpose: to deliver a sustainable future through our materials science expertise.

2022 | Dow Proxy Statement	12

INCLUSION, DIVERSITY AND EQUITY

At Dow, Inclusion, Diversity and Equity is core to our ambition, embedded into our culture, and imperative to business success. Our intent is clear to both our employees and stakeholders that we will improve the culture of our workplace and the diversity of our workforce to drive stronger business results. To that end, we have taken deliberate actions to drive inclusion, diversity and equity (“ID&E”) into our organization, our processes and the way we operate through a comprehensive ID&E strategy that is embedded into our corporate strategy, and through a system of accountability at every level of the organization.

Human Capital

Dow’s ambition – to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world – starts with people. Dow employees create innovative and sustainable materials science solutions to advance the world. Every answer starts with asking the right questions. This is why the diverse, dedicated Dow team collaborates with customers and other stakeholders to find solutions to the world’s toughest challenges. The Company’s values of Respect for People, Integrity and Protecting Our Planet are fundamental beliefs that are ingrained in each action taken, can never be compromised and are the foundation of the Company’s Code of Conduct. The Company is dedicated to employee health and safety and is invested in fostering a culture of inclusion and continuous learning while supporting its employees through its Total Rewards plans and programs to ensure all Dow employees are respected, valued and encouraged to make their fullest contribution.

The Compensation and Leadership Development Committee and the Environment, Health, Safety & Technology Committee regularly review our approach to human capital management as it aligns to their areas of responsibility. Additional information regarding human capital management can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Company’s annual INtersections ESG report, as well as Dow’s U.S. Equal Employment Opportunity Report (EEO-1), accessible through the Inclusion and Diversity website at www.dow.com/diversity.

13	2022 | Dow Proxy Statement

Accountability at Every Level Drives Progress and Results

Our strategy is built on seven global foundational pillars that focus on our employees and our suppliers, customers and communities where we operate, and is implemented in our geographic regions at a local level.

Top-Down Commitment

▼  Board and Leadership Team Oversight

▼  Chief Inclusion Officer

▼  Inclusion Councils: President’s Inclusion Council, Senior Leaders’ Inclusion Council, Joint Inclusion Council

▼  The ESG Network

▼  Dow Company Foundation Board

Bottom-Up Alignment and Action

▲  Inclusion metrics included in 2021 Performance Award program for approximately 3,000 people leaders and senior leaders

▲  Annual employee survey includes ID&E questions to track and drive progress

▲  Volunteer-based Employee Resource Groups

▲  Team Dow engaged and empowered to advance inclusion around the Dow world

2022 | Dow Proxy Statement	14

Attracting and Developing a Diverse Talent Pipeline

In order to make sustainable progress, we must develop tomorrow’s talented workforce today. A focus of our 2025 ID&E strategy is improving the representation of underrepresented populations, including women globally and ethnic minorities in the U.S. at Dow.

We are deliberate in how we attract and hire talent, and we have embedded inclusion and equity into our external and internal hiring practices to deliver more diverse outcomes. Those practices include:

◾	Internally posting roles to maximize transparency

◾	Requiring diverse candidate slates and interview panels for all open roles

◾	Utilizing a structured interview process to drive consistency and mitigate bias

As a result, we improved representation of women globally and U.S. ethnic minorities.

We also have specific programs to attract talent. For example:

◾

BEST Symposium is primarily intended to introduce Black, Hispanic and Native American U.S. doctoral and postdoctoral scientists to the wide range of rewarding careers in industrial research and the many opportunities at Dow. In 2021, 29 scientists participated in the symposium and 13 were hired.

◾

Diamond Symposium is intended for top, U.S. ethnic minority undergraduate students from universities across the United States. The team hosted 51 students virtually and extended 25 internship and full-time offers with a 56 percent offer acceptance rate in 2021.

◾

The Military Degree Equivalency (MDE) Program helps level the playing field for veterans seeking careers with the Company. The MDE program affords individuals with extensive military backgrounds the opportunity to bring their broad scope of training and education, experience in leadership and understanding of performing in high-pressure situations into a successful career at Dow.

◾

Dow Brazil launched Potências Negras, the “Black Powers” program. This trainee program focused exclusively on attracting talent from underrepresented groups. More than 6,000 applicants who self-identified as Black or Brown applied, and out of 45 finalists nine were hired and onboarded in 2021. Participants attend a wide range of courses as part of the training—from business and financial acumen, to digital and interview skills.

◾

In 2021, Dow joined OneTen a coalition of businesses who are coming together to upskill, hire and advance one million Black individuals in America over the next 10 years into family-sustaining jobs with opportunities for advancement.

15	2022 | Dow Proxy Statement

Investing in our Workforce

Developing and retaining a diverse workforce is imperative to delivering the best results at Dow and it starts with leadership. That is why one of our top priorities is diversifying our leadership ranks and equipping all leaders to be effective in how they motivate and inspire everyone on their teams.

Dow employs a range of leadership development approaches, including on-the-job learning, classroom training, online learning, development through ERG participation, and formal mentorship and sponsorship programs. For example, Advocacy in Action (AiA) is a 15-month sponsorship program which pairs Black proteges with senior leader advocates with the goal of career advancement and educating the advocates on race. In the first year of the program, almost half of the proteges are in new roles or have received a promotion. We have similar regional development programs around the world, including: Shape Your Own Paths in Asia Pacific, the Africa Leadership Program, and the EMEAI Female Sponsorship Program. Dow also leverages programs from external partners like EY’s POWER Up, where over 1,300 women and 400 men worldwide have participated in this program focused on building behaviors and empowering women to move forward in their careers.

SPONSORSHIP PROGRAM FIRST COHORT RESULTS	ADVANCEMENT 4 new People Leaders 100% AiA prepared me to lead 14 promotions, job changes	RETENTION >90% still with Dow 60% AiA pivotal in decision to stay	ENGAGEMENT 100% increased personal/professional satisfaction and engagement

Enhancing Inclusive Total Rewards at Dow

We know it is critical to have an inclusive culture where employees feel they belong and want to stay with Dow. To that end, we are also institutionalizing inclusion into our policies and practices across the Company. In 2021, we introduced new global paid time off policies that will provide equal opportunity for our employees to take care of their families, volunteer and engage in ERG activities.

Key upgrades to our 2021 Total Rewards program included:

•	16 weeks parental leave for both birthing and non-birthing parent, regardless of gender

•	3 weeks family care leave

•	12 hours of paid time off per year to support ERG participation or volunteerism

2022 | Dow Proxy Statement	16

Catalyzing an Inclusive Culture through Employee Resource Groups

At Dow, our ten Employee Resource Groups (“ERGs”) are catalysts for sustained engagement activating inclusion across the organization and driving business success. ERGs represent different dimensions of diversity and are safe havens for employees to see themselves, be themselves and to be heard. ERGs are also places where allies engage to learn and advocate. ERG participation is now redefining best-in-class performance with over 50 percent of global employees and nearly 100 percent of people leaders participating. In our annual employee survey, ERG participants reported higher job satisfaction than non-ERG participants. This is important because higher job satisfaction leads to higher engagement.

Supplier Diversity: Promoting Diversity across Our Supply Chain

We believe our business is stronger when we promote diversity across our entire supply chain. For our suppliers, that means opportunities for growth and increased sales volume. Plus, supplier diversity delivers bottom-line value for Dow—delivering over $15 million in EBIT in the last four years of our Supplier Diversity program and increasing spend by 15 percent this year compared with 2020. This is a program that opens doors for our suppliers, and also strengthens the communities where we operate. As a leader in ID&E, we know we must lead outside of our fence line and for our society.

17	2022 | Dow Proxy Statement

COMMUNITY

Through charitable investments, employee volunteerism and global and local partnerships, we create meaningful impact in areas that connect science, people and community across the globe.

Contributing to a Better Society

Using Dow Products for Social Good

We believe in sustainable business that creates positive social change. By combining Dow products, technology and expertise with social impact, we create value for business and society. Dow’s Business Impact Fund was created to give Dow businesses the resources to develop projects that create market opportunities by solving social problems through our own technology and expertise. This competitive grant fund provides Dow businesses with $2 million annually in seed grants.

2022 | Dow Proxy Statement	18

Community Advisory Panels

Sixty-seven percent of U.S. Dow sites have Community Advisory Panels (CAPs) or participate in a multi-company Community Advisory Council with local industry peers. Through strong and dedicated community engagement to effect real change, we share information on a number of topics including environmental performance, safety and emergency preparedness, and collaborate on a variety of topics such as economic development, health and wellness, infrastructure, poverty, housing and food security. This type of collaboration builds and reinforces strong relationships between Dow and the community.

In addition to U.S. Dow sites, there are CAPs in other Dow regions. We also engage with other industries and corporations through national organizations, across Dow regions. The feedback we receive, whether it is through CAP meetings, local government organizations, industry partnerships, or directly from community members, is addressed in order to maintain the highest standards of safety, security and emergency preparedness in every Dow community. Community members have access to Dow and Dow-related information 24/7, whether it is through social media, WhatsApp, local community hotlines, Dow websites, and/or email. Dow is committed to acting on community input and communicating transparently to ensure our communities where we live and work remain strong and vibrant.

Addressing the World’s Pressing Social Challenges

DISASTER RELIEF AND RECOVERY	ADDRESSING INCLUSION, DIVERSITY, AND EQUITY CHALLENGES

•  Launched a global Employee Relief Fund and supported 417 colleagues affected by Hurricane Ida, Hurricane Nicholas and flooding in India with approximately $480,000 in relief funding.

•  Committed $2 million support toward Hurricane Ida relief, recovery and resiliency.

•  Supported mental health programming as needs grew from the pandemic and provided additional COVID-relief support for Argentina, Brazil, Colombia, India and Mexico.

•  $13 million committed as part of Dow ACTs—a framework designed to address systemic racism and inequity within our Company and in the communities where we live and work.

•  Joined OneTen—a coalition of businesses that are coming together to upskill, hire and advance one million Black individuals in America over the next 10 years.

•  Expanded student academies to build more diverse pipelines of talent.

•  Committed $350,000 through the ALL IN ERG Fund to help champion community inclusion projects.

#PULLINGOURWEIGHT CLEANUPS	SUPPORTING STUDENTS AND TEACHERS

•  Sustained concentration on waste removal with approximately 7,500 people taking part in 195 cleanups in 32 countries, which removed approximately 390,000 pounds of waste from the environment.

•  Joined the Alliance to End Plastic Waste’s Clean4Change Challenge.

•  Collaborated across the value chain, engaging partners, including Alliance to End Plastic Waste, Kelly, Arcadis, Jacobs and more.

•  Aligned to Dow ACTs, continued engagement with HBCUs [1] for program support, including investment to retain and develop Black students in STEM and build the Ph.D. talent pipeline.

•  Partnered with Project Lead The Way and American Institute of Chemical Engineers (Future of STEM Scholars Initiative) to build the STEM pipeline for HBCUs.

•  Invested in FIRST robotics in 18 countries and directly supported more than 100 teams where Dow employees had the opportunity to mentor.

1

Historically Black Colleges & Universities including Howard University, Florida Agricultural and Mechanical University, North Carolina A&T University, Southern University, and Prairie View A&M University.

19	2022 | Dow Proxy Statement

Advancing Racial Equity & Justice through Dow ACTs

Dow ACTs is our framework designed to address systemic racism and inequality within our organization and in our communities, backed by a $13 million pledge over five years to help accelerate change. This strategic framework was informed by input from our employees and the Global African Affinity Network ERG and has the full support of our management team and Board.

We will ACT for racial equality:

•	Through Advocacy, where we are committed to be on the forefront of corporate advocates;

•	Through Community, where we will respond to racism and racial inequality in our communities; and

•	Through Talent, where we will improve representation across all levels of the Company and help ensure our workforce reflects the stakeholders we serve.

Since the launch of Dow ACTs in 2020, progress highlights include:

2022 | Dow Proxy Statement	20

CORPORATE GOVERNANCE

Best Practices

As part of Dow’s commitment to high ethical standards, the Board follows sound governance practices. Effective governance protects the long-term interests of our stockholders and strengthens management accountability.

Board Independence	Director Elections	Board Practices	Stock Ownership Requirements	Stockholder Rights	ESG Accountability

11 of 12 Directors are independent All Board Committees comprised of independent Directors Strong independent Lead Director with clearly identified role and responsibilities	Annual election by majority of votes cast Demonstrated Board refreshment and diversity Directors subject to resignation policy if not elected	Independent Directors regularly hold executive session in Board and Committee meetings Annual Board and Committee evaluations Director orientation and education programs	Directors subject to stock ownership guidelines Directors required to hold Company- granted equity awards, which settle upon retirement Hedging and pledging Company stock is prohibited	Stockholder right to call special meetings with 25% ownership No supermajority voting requirements Eligible stockholders able to nominate directors through proxy access	Best-in-class risk management Board succession emphasizing diverse thought and experience Diverse and inclusive senior leadership Industry-leading ESG reporting transparency

2021 Governance Highlights

The Corporate Governance Committee, the Board and management regularly review Dow’s corporate governance practices considering evolving corporate governance principles and stockholder engagement. In 2021, Dow built upon its nearly 20-year history of sustainability reporting by successfully releasing its first comprehensive, integrated ESG report—INtersections—which received ‘best in class’ recognition for its analyst table disclosures. The Board and its Committees continued to improve ESG transparency and accountability with clear alignment of ESG oversight responsibilities outlined in the Board Committee Charters. Focus continued on Board succession planning and refreshment emphasizing diverse thought and experience, leading to the election of two new Directors in 2021 (Debra L. Dial and Luis Alberto Moreno) and a strong and diverse group of Director nominees standing for election at the 2022 Meeting. The commitment to diversity was reinforced with disclosure of self-identified diversity disclosure of diversity characteristics based on information self-identified by each Director nominee and NEO, reflecting Board and management team composition that well represents the needs of Dow’s global businesses, workforce and other stakeholders. Dow’s corporate governance practices are described in more detail beginning on page 28. The Corporate Governance Guidelines and Board Committee Charters are available on the Company’s website at investors.dow.com.

21	2022 | Dow Proxy Statement

DIRECTOR NOMINEES

The Board has nominated twelve individuals for election at the 2022 Meeting upon recommendation of the Corporate Governance Committee. The information set forth below and described in more detail beginning on page 42 supports the conclusion that these individuals are highly qualified to serve on the Board.

											QUALIFICATIONS
Name and Principal Occupation

Samuel R. Allen Former Chairman and Chief Executive Officer, Deere & Company			•	M		68	2019	••	•	1

Gaurdie Banister Jr. Former President and Chief Executive Officer, Aera Energy LLC	•			M		64	2020	••		1

Wesley G. Bush Former Chairman and Chief Executive Officer, Northrop Grumman Corporation			•	M		61	2018	•••		2

Richard K. Davis Lead Director, Dow President and Chief Executive Officer, Make-A-Wish America			•	M		64	2015	••	•	1

Jerri DeVard Former Executive Vice President and Chief Customer Officer, Office Depot, Inc.	•			W		63	Nominee			3

Debra L. Dial Senior Vice President and Controller, AT&T Inc.			•	W		61	2021	••		0

Jeff M. Fettig Former Chairman and Chief Executive Officer, Whirlpool Corporation			•	M		65	2003	••	•	1

Jim Fitterling Chairman and Chief Executive Officer, Dow			•	M	•	60	2018			1

Jacqueline C. Hinman Former Chairman, President and Chief Executive Officer, CH2M HILL Companies			•	W		60	2018	•••	•	1

Luis Alberto Moreno Managing Director, Allen & Co LLC		•		M		68	2021	••		2

Jill S. Wyant President and Chief Executive Officer, Madison Indoor Air Quality			•	W		50	2020	••		0

Daniel W. Yohannes Former U.S. Ambassador to the Organisation for Economic Co-operation and Development	•			M		69	2018	••		1

• Audit     • Corporate Governance     • Compensation and Leadership Development     • Environment, Health, Safety & Technology Committee

As	of April 14, 2022. Diversity characteristics are based on information self-identified by each Director nominee.

1

Reflects cumulative years served as a Dow Director, a TDCC-designated Director serving as a DowDuPont Inc. Director, a member of the DowDuPont Inc. Materials Advisory Committee, or a TDCC Director as applicable.

2022 | Dow Proxy Statement	22

Qualifications and Composition

The Corporate Governance Committee and the Board believe that the nominees’ qualifications and attributes set forth in this Proxy Statement collectively bring a balance of relevant skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business.

The diverse composition of the Board provides a balance of perspectives that contribute to the Board’s effectiveness in overseeing the business and strategy of the Company. Each of the nominees possess skills and experiences that align with the current needs of the Company. The Corporate Governance Committee and Board have determined that the individuals nominated for election are qualified to serve as Directors of the Company.

Public company executive / CEO experience	Public policy experience
Directors who have held executive leadership positions in a public company possess an understanding of public company regulations, strategy and risk management.	Directors with public policy and government experience have key insight into the role of regulatory issues and government affairs affecting the Company.

Manufacturing and industry experience	Financial and accounting expertise
Directors who have experience in the industry and markets served by the Company offer valuable perspective for operations.	Directors with an advanced understanding of finance and accounting provide strong oversight of the Company’s preparation of financial statements and risk management.

Technology and science expertise	Corporate governance experience
Directors who have expertise in the science or technology fields, including digital, e-commerce and cybersecurity, are particularly important given the Company’s focus on digitalization, research and innovation.	Directors with public company board experience enhance the Board’s corporate governance practices.

Environmental experience	Social experience
Directors with environmental, sustainability or climate-related experience strengthen the Board’s oversight of environmental policies, ESG initiatives and reporting.	Directors with social experience strengthen the Board’s oversight of ID&E, corporate citizenship, social responsibility, ESG initiatives and reporting.

1

Reflects cumulative years served as a Dow director, a TDCC-designated director serving as a DowDuPont Inc. director, a member of the DowDuPont Inc. Materials Advisory Committee, or a TDCC director as applicable as of April 14, 2022.

23	2022 | Dow Proxy Statement

Board Leadership Structure

The Board’s leadership structure is regularly reviewed and it is recognized that the combination or separation of the CEO and Chairman roles are driven by the needs of the Company at a particular time. Currently, the roles are combined with Jim Fitterling serving as Chairman and CEO and Richard K. Davis serving as the independent Lead Director. For more information, see the section titled “Board Leadership Structure” on page 28.

Chair & CEO	Independent Lead Director
Extensive industry experience and knowledge of business operations, risks and strategy implementation	Corporate Governance Guidelines require clear responsibilities to ensure independent Board oversight
Liaison between stockholders, directors and employees with accountability for Company performance	Significant experience with corporate governance and public company management

Balanced Leadership Structure

Primary Responsibilities of the Lead Director:

- Leads executive sessions of the independent Directors with focus on Board effectiveness
- Sets and approves Board agenda and materials and calls Board meetings in consultation with the Chairman and Committee Chairs
- Serves as a liaison between the Chairman and the independent Directors
- Serves as primary Board contact for stockholder communications with the independent Directors

- Supporting governance practices ensure a strong and independent Board
- Effective leadership protects long-term interests of stockholders and strengthens management accountability

2022 | Dow Proxy Statement	24

Board Committees

The Board actively engages with management in oversight and stewardship of the Company’s strategy, ESG leadership, risk management and overall performance. Committees comprised of independent Directors assist the Board in carrying out its responsibilities. Committees operate pursuant to a written charter with clearly defined areas of responsibility and risk oversight as outlined below. Each Committee reports to the Board on the topics discussed and actions taken at each Committee meeting for consideration by the full Board. Committee membership, responsibilities and areas of risk oversight are described in more detail beginning on page 30.

AUDIT	COMPENSATION & LEADERSHIP DEVELOPMENT

Key Responsibilities

•  Quality, reliability and integrity of financial statements and application of accounting principles

•  Quality, reliability and integrity of ESG reporting

•  Legal or regulatory requirements and ESG reporting frameworks, adequacy of internal controls

•  Internal audit function performance

•  Independent auditor engagement and performance

•  Oversee the Company’s risk management process

Risk Oversight

•  Management and effectiveness of accounting, auditing, external reporting, ethics, compliance and internal controls, and cybersecurity

Key Responsibilities

•  Leadership talent assessment; CEO succession

•  Executive compensation and benefit plans including incentive programs and performance metrics, including ESG metrics

•  Independent Compensation Consultant engagement and performance

•  Oversee the Company’s human capital management including ID&E commitment and results, work environment and culture philosophy

Risk Oversight

•  Executive compensation policies, practices and disclosures, succession planning, work environment and culture

ENVIRONMENT, HEALTH, SAFETY & TECHNOLOGY	CORPORATE GOVERNANCE

Key Responsibilities

•  Corporate citizenship, social responsibility, public policy and reputation

•  Sustainability and ESG commitments and progress, including efforts to protect the climate, reduce carbon emissions, eliminate plastic waste and deliver circular economy solutions

•  Science and technology capabilities and protection of intellectual property

•  Political contributions and lobbying expenses

•  Oversee the Company’s environment, health and safety policies, performance and compliance

Risk Oversight

•  Environment, health and safety policies and operations, emerging regulatory developments, reporting and compliance

Key Responsibilities

•  ESG matters, including stockholder engagement and governance best practices

•  Qualifications of director nominees

•  Board structure and function including annual evaluation of Board and Committee performance

•  Oversee the Company’s governance practices

Risk Oversight

•  Director independence, refreshment and succession planning, overall Board effectiveness, potential conflicts of interest and other governance, reporting and compliance matters

25	2022 | Dow Proxy Statement

Executive Compensation

OBJECTIVES

The objectives of Dow’s compensation program are set by the Compensation and Leadership Development Committee. While the compensation discussion included in this Proxy Statement focuses on the administration of pay for the Company’s NEOs, the philosophies and program apply broadly across the Company’s employee population. Dow’s pay for performance programs and offerings—including Base Pay, the Annual Performance Award and LTI programs—are designed to be equitable and fair.

KEY EXECUTIVE COMPENSATION PRACTICES

The compensation programs are described in more detail in the CD&A section beginning on page 57. The following table summarizes the Company’s key executive compensation practices:

✓ Strong pay for performance alignment among executive compensation outcomes, individual performance and Company financial and ESG performance

✓ Stockholder engagement and feedback considered in executive compensation design

✓ Compensation program structure designed to discourage excessive risk taking

✓ No change-in-control agreements

✓ No excise tax gross-ups

✓ Modest perquisites

✓ Carefully considered Compensation Peer Group with regular Compensation and Leadership Development Committee review

✓ Each component of target pay benchmarked to median of either the Compensation Peer Group or similarly situated companies from the general market, as applicable

✓ Stock ownership requirements of six times base salary for the CEO and four times base salary for the other NEOs

✓ Clawback policy

✓ Anti-hedging/anti-pledging policies applicable to Directors and executive officers

✓ Stock incentive plans prohibit option repricing, reloads, exchanges and options granted below market value without stockholder approval

✓ 100% independent Compensation and Leadership Development Committee

✓ Independent Compensation Consultant reporting to the Compensation and Leadership Development Committee

✓ Regular review of the Compensation and Leadership Development Committee Charter to ensure best practices and priorities

2022 | Dow Proxy Statement	26

Stockholder Engagement

Throughout the year, members of the management team, and select members of the Board, continued extensive outreach to stockholders, engaging with investors who collectively held approximately 75 percent of outstanding shares of common stock of the Company held by institutional stockholders. During this outreach, the management team updated investors on a range of topics, and also gained an understanding of the perspectives and concerns of investors. The Board and management team carefully consider the feedback from these meetings, as well as stockholder support for our most recent advisory vote on executive compensation, when reviewing the business, corporate governance and executive compensation profiles.

The Company continually evaluates enhancements to our corporate governance, ESG and executive compensation practices, and appreciates engaging key stakeholders—including our stockholders—in the evaluation of these enhancements. For example, as we made the following recent decisions:

•	We shared our roadmap for carbon reduction, setting capital expenditure requirements and outlining the path to generate earnings growth at Operating ROC ≥ 13 percent.

•

We enhanced the link between ESG metrics and executive compensation programs by including performance metrics related to Dow’s sustainability targets, including climate and carbon goals, in our Performance Share Unit program design.

•

We continued our focus on Board succession planning and refreshment—electing two new Directors in 2021 (Debra L. Dial and Luis Alberto Moreno), and proving our approach with a strong and diverse group of Director nominees standing for election at the 2022 Meeting.

•

We reinforced our commitment to diversity with disclosure of diversity characteristics based on information self-identified by each Director nominee and NEO, reflecting Board and management team composition that well represents the needs of Dow’s global businesses, workforce and other stakeholders.

•

We improved ESG transparency and accountability, building on the Company’s nearly 20-years years of annual sustainability reporting with its first comprehensive, integrated ESG report, INtersections, and clear alignment of ESG oversight responsibilities outlined in the Board Committee Charters.

•

We increased clarity of our ESG reporting and disclosures through improved carbon emissions and circularity reporting, climate risk disclosures and GHG intensity metrics for better comparison to peers.

27	2022 | Dow Proxy Statement

Corporate Governance

Dow is committed to applying sound corporate governance and leadership principles and practices. The Board has adopted a number of policies to support the Company’s values and good corporate governance, which are important to the success of the Company’s business and in advancing stockholder interests.

CORPORATE GOVERNANCE GUIDELINES

The Board adopted corporate governance guidelines designed to assist Dow and the Board in implementing effective corporate governance practices. The governance guidelines are reviewed regularly by the Corporate Governance Committee in order to continue serving the best interests of Dow and its stockholders. Among other things, these guidelines delineate the Board’s responsibilities, independence, leadership structure, qualifications, election, annual self-evaluation, and access to management and advisors.

The Company’s corporate governance guidelines, practices and policies are available on the Company’s website at investors.dow.com, including the following documents:

✓ Corporate Governance Guidelines

✓ Bylaws

✓ Certificate of Incorporation

✓ Director Independence Standards

✓ Board Committee Charters and Membership

✓ Code of Conduct

✓ Code of Financial Ethics

✓ Responsible Sourcing: Conflict Minerals and Human Rights Reports and Policies

✓ U.S. Public Policy and Political Engagement Reports and Policies

DIRECTOR INDEPENDENCE

The Board has assessed the independence of each non-employee Director in accordance with the standards of independence of the NYSE, SEC rules and as described in the Corporate Governance Guidelines. Based upon these standards, the Board has determined that each of the following Director nominees are independent: Samuel R. Allen, Gaurdie Banister Jr., Wesley G. Bush, Richard K. Davis, Jerri DeVard, Debra L. Dial, Jeff M. Fettig, Jacqueline C. Hinman, Luis Alberto Moreno, Jill S. Wyant and Daniel W. Yohannes. These independent Director nominees constitute a “substantial majority” of the Board, consistent with the Corporate Governance Guidelines. The Corporate Governance Committee, as well as the Board, will review relationships that Directors may have with the Company and members of management at least annually to make a determination as to whether there are any material relationships that would preclude a Director from being independent.

All members of the Audit, Compensation and Leadership Development, Corporate Governance and Environment, Health, Safety & Technology Committees are independent Directors under the Corporate Governance Guidelines and applicable regulatory and listing standards.

The Board has also determined that Ajay Banga, Jacqueline K. Barton and James A. Bell who served as Directors in 2021 were independent at the time they served as Directors.

BOARD LEADERSHIP STRUCTURE

The Board is responsible for broad corporate policy and overall performance of the Company through oversight of management and stewardship of the Company. Among other duties, the Board has responsibility for overseeing the

2022 | Dow Proxy Statement	28

strategy, ESG priorities and risk management for the Company. The Board appoints the Company’s officers, assigns to them responsibility for management of the Company’s operations, and reviews their performance.

The Board recognizes that the leadership structure and combination or separation of the CEO and Chairman roles are driven by the needs of the Company. As a result, no policy exists requiring combination or separation of leadership roles. This determination is made on an annual basis by the Board, which allows the Board the flexibility to make changes to Board leadership that are in the best interests of the Company and its stockholders. As a part of that process, the Board reviews whether the existing leadership structure provides strong independent oversight while balancing the need for extensive knowledge of business operations, risks and strategy implementation and accountability for Company performance. Regardless of the specific board leadership structure, the Company has always incorporated a strong defined leadership role for an independent director, as described below.

Currently, the roles of Chairman and CEO are combined with Jim Fitterling serving as Chairman and CEO and Richard K. Davis serving as the independent Lead Director. Mr. Fitterling’s 38-year tenure and multiple roles with the Company and in the industry makes him uniquely suited to facilitate the Board’s governance oversight of strategy and safe and effective business operation. Mr. Fitterling’s familiarity with and knowledge of our business are unmatched. Furthermore, he has a long history of leadership in reporting transparency and sustainability disclosures. Mr. Fitterling has also led the Company’s extensive ESG strategy, which includes robust public policy development on a national and international level, such as launching the Company’s aggressive and ambitious targets to become carbon neutral by 2050 and to help eliminate plastic waste. Mr. Davis, the Company’s independent Lead Director, has significant experience in corporate governance and public company management as current and former CEO of large public companies and as a director on other public company boards.

In accordance with best practices and the Company’s Corporate Governance Guidelines, the independent Directors elect a Director from among their membership to serve as Lead Director. In order to be selected to serve as the independent Lead Director, an individual must have served at least one full year on the Board, effectively communicate and engage with the other independent Directors, and possess public company and corporate governance experience. As part of the Company’s ongoing board refreshment activities, the Board announced its decision to elect Mr. Davis as its new independent Lead Director following the 2021 Annual Meeting.

The Lead Director has clearly defined leadership authority and responsibilities including:

•	leadership of and determining the agenda for executive sessions of the independent Directors or other meetings at which the Chairman is not present;

•	authority to call meetings of the independent Directors;

•	coordinating with the Chairman to call Board meetings;

•	serving as a liaison between the Chairman and the independent Directors as required;

•	facilitating communication between the Board and management;

•	conferring with the Chairman and the independent Directors on matters of importance that may require Board action or oversight;

•	coordinating with the Chairman and Committee chairs to set and approve the Board schedule and agenda to assure sufficient consideration of all agenda items;

•	determining the appropriate materials to be provided to the Board;

•	serving as focal point for stockholder communications with the independent Directors and requests for consultation addressed to independent members of the Board;

•	the ability to retain outside professionals on behalf of the Board as the Board may determine is necessary or appropriate; and

•	such other functions as the Board may direct from time to time.

29	2022 | Dow Proxy Statement

The Board believes that its independence and effective oversight of management is enabled through the Company’s strong corporate governance practices and safeguards currently in place, including the election of a separate Lead Director with significant responsibilities, the use of executive sessions, the Board’s robust Committee structure with each Committee comprised of independent Directors and chaired by an independent Director, and annual review of the leadership structure.

The Board supports this balanced leadership structure as the right structure for Dow at this time, providing effective leadership, management accountability and alignment with long-term interests of stockholders.

BOARD COMMITTEES

In addition to diverse and highly skilled members with relevant expertise, Dow’s Board has well-defined committees that actively oversee the Company’s strategy, ESG priorities, risk management and overall performance. The responsibilities of each Board Committee are stated in the Bylaws and in their respective Committee Charters. The Board, upon the recommendation of the Corporate Governance Committee, elects members to each Committee and has the authority to change Committee chairs, memberships and the responsibilities of any Committee as set forth in the Bylaws.

The Board currently has four Committees (individually a “Committee” and collectively the “Committees”). A brief description of the Committees, their responsibilities and Committee member assignments as of the date of this Proxy Statement are provided below. Each Committee reports to the Board on the topics discussed and actions taken at each Committee meeting for consideration by the full Board. The Committees work together and with the Board to help ensure that the Committees and the Board have received all information necessary to permit them to fulfill their duties and responsibilities.

Chair:    Richard K. Davis

Members:  Wesley G. Bush

        Debra L. Dial

        Jacqueline C. Hinman

        Daniel W. Yohannes

Independence: All members of the Audit Committee are independent Directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Financial Expertise: The Board has determined that all members of the Audit Committee are financially literate and audit committee financial experts within the meaning of applicable regulatory and listing standards.

Number of Meetings
in 2021: 10

AUDIT COMMITTEE

Key Responsibilities:

•  Nominates, engages and replaces, as appropriate, the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s consolidated financial statements.

•  Meets periodically with management to discuss current and, if any, proposed, guidelines and policies governing the processes used to assess, monitor and control the Company’s major risk exposures, including climate-related or financial risk exposures, as well as, if any, actual major risk exposures.

•  Provides oversight on the external reporting process and the adequacy of the Company’s internal controls.

•  Reviews the internal control framework and centralized processes related to the Company’s ESG reporting, and assurances provided on the assertion that the ESG disclosures referenced in the Company’s annual INtersections ESG report are presented in accordance with applicable ESG reporting frameworks.

•  Reviews and approves the Company’s global tax strategy and policy.

•  Reviews the Company’s cybersecurity program and information security policies and procedures, including risk assessment and mitigation strategies.

•  Reviews effectiveness of the Company’s systems, procedures and programs designed to promote and monitor compliance with applicable laws and regulations and receives prompt reports on any compliance matter that could adversely impact the Company’s external reporting process or adequacy of internal controls.

•  Reviews and appraises audit activities of the independent registered public accounting firm and the Company’s internal auditors.

•  Reviews independence of the Company’s independent registered public accounting firm.

•  Establishes procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.

A summary of the preapproval policies and procedures for services performed by the independent registered public accounting firm is included in Agenda Item 3 in this Proxy Statement.

2022 | Dow Proxy Statement	30

Chair:    Jeff M. Fettig

Members:  Samuel R. Allen

        Gaurdie Banister Jr.

        Luis Alberto Moreno

        Jill S. Wyant

Independence: All members of the Compensation and Leadership Development Committee are independent Directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Number of Meetings
in 2021: 6

COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE

Key Responsibilities:

•  Reviews and monitors the Company’s work environment and culture including ID&E philosophy, commitment and results.

•  Assesses current and future senior leadership talent for Company officers and assists the Board in succession planning for the roles of Chairman and CEO.

•  Evaluates the performance of the Chairman and the CEO in light of the goals and objectives set by the Committee and, together with the other independent members of the Board and compensation consultants, determines and approves the compensation of the Chairman and the CEO based on this evaluation.

•  Recommends and approves the principles guiding the Company’s executive officer compensation and benefits plans as well as other compensation and benefits plans as well as incentive compensation payout metrics to drive accountability and progress on the Company’s financial and ESG performance.

•  Reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking and evaluates compensation policies and practices that could mitigate any such risk.

•  Reviews perquisites or other personal benefits provided to the Company’s executive officers and directors and recommends any changes to the Board.

•  Reviews and approves the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or senior leadership.

•  In coordination with other Committees of the Board, reviews and, as applicable, approves topics in its areas of responsibility for inclusion in the Company’s annual INtersections ESG report.

Chair:    Samuel R. Allen

Members:  Wesley G. Bush

        Richard K. Davis

        Jeff M. Fettig

        Jacqueline C. Hinman

Independence: All members of the Corporate Governance Committee are independent Directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Number of Meetings
in 2021: 6

CORPORATE GOVERNANCE COMMITTEE

Key Responsibilities:

•  Oversees and monitors ESG matters, including stockholder engagement and governance best practices.

•  Establishes the process for identifying and evaluating director nominees, determines the qualifications, qualities, skills and other expertise required to be a director, and recommends to the Board nominees for election to the Board.

•  Reviews the composition of the Board and recommends refreshment to meet the evolving needs of the Company and maintain an appropriate balance qualifications and composition.

•  Monitors the functioning of Board Committees and oversees the annual assessment of the Board and its Committees.

•  Oversees the Company’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the Company’s Certificate of Incorporation, Bylaws, Board leadership structure, Corporate Governance Guidelines and Board Committee Charters.

•  Reviews and approves any transaction between the Company and any related person in accordance with the Company’s related person transaction approval policy.

•  Oversees the Company’s orientation program for new directors and a continuing education program for current directors.

•  Reviews the internal control framework and centralized processes related to the Company’s ESG reporting.

•  In coordination with other Committees of the Board, reviews and, as applicable, approves topics in its areas of responsibility for inclusion in the Company’s annual INtersections ESG report.

31	2022 | Dow Proxy Statement

Chair:    Jacqueline C. Hinman

Members:  Gaurdie Banister Jr.

        Wesley G. Bush

        Debra L. Dial

        Luis Alberto Moreno

        Jill S. Wyant

        Daniel W. Yohannes

Independence: All members of the EHS&T Committee are independent Directors consistent with governance best practices.

Number of Meetings
in 2021: 5

ENVIRONMENT, HEALTH, SAFETY & TECHNOLOGY (EHS&T) COMMITTEE

Key Responsibilities:

•  Assesses current aspects of the Company’s environment, health and safety policies and performance and makes recommendations to the Board and the management of the Company with regard to promoting and maintaining superior standards of performance, including processes to ensure compliance with applicable laws and regulations.

•  Oversee risk management associated with environment, health and safety policies and operations, emerging regulatory developments, reporting and compliance.

•  Oversees and advises the Board on ESG matters and on matters impacting corporate social responsibility.

•  Oversees and advises the Board on the Company’s corporate citizenship, including public policy and corporate reputation.

•  Oversees and advises the Board on the Company’s sustainability commitments and progress including efforts to protect the climate, reduce carbon emissions, eliminate plastic waste and deliver circular economy solutions.

•  Regularly review the Company’s science and technology capabilities in relation to its strategies and plans and makes recommendations to the Board and the management of the Company with the goal of continually enhancing the Company’s science and technology capabilities and protecting its intellectual property.

•  Oversees the Company’s policies relating to, and reviews an annual report on, political contributions and lobbying expenses.

•  In coordination with other Committees of the Board, reviews and, as applicable, approves topics in its areas of responsibility for inclusion in the Company’s annual INtersections ESG report.

2022 | Dow Proxy Statement	32

BOARD’S ROLE IN THE OVERSIGHT OF STRATEGY AND ESG PRIORITIES

The Board is responsible for overseeing the Company’s strategy development and planning process including annual review of the corporate and business plan. The Board is also responsible for overseeing the ESG priorities of the Company, ensuring transparency and accountability. Each Committee is responsible for oversight of specific strategic and ESG areas relevant to their respective Charters. Throughout the year and at every Board meeting, the Board receives information and updates from management and actively engages with senior leaders with respect to management’s execution of the corporate and business plans as well as progress on ESG priorities including sustainability targets and ID&E initiatives. The Board and management review the Company’s short and long-term strategic priorities throughout the year, and dedicate time at each Board meeting for appropriate discussion.

Committee	Area(s) of Strategic and ESG Responsibility

Audit Committee	External reporting, risk management, internal controls, compliance with legal and regulatory requirements and ESG reporting frameworks

Compensation and Leadership Development Committee	ID&E, work environment and culture, remuneration and incentives to drive accountability and progress on the Company’s financial and ESG performance

Corporate Governance Committee	Corporate governance framework, board composition and performance, governance best practices, compliance with legal and regulatory requirements and ESG reporting frameworks

Environment, Health, Safety & Technology Committee	Environmental performance, health, safety, community, corporate citizenship, social responsibility, public policy, sustainability, climate, science and technology

Although each Committee is responsible for overseeing the management of certain responsibilities as described above, the full Board is regularly updated by the Committees, management and senior leaders. This enables the Board and the Committees to coordinate oversight and the relationships among the various priorities of the Company.

BOARD’S ROLE IN THE OVERSIGHT OF RISK MANAGEMENT

The Board is responsible for overseeing overall risk management for the Company, including review and approval of the enterprise risk management approach and process implemented by management to identify, assess, manage and mitigate risk. Each Committee is responsible for oversight of specific risk areas relevant to their respective Charters. Risk management is considered a strategic priority within the Company, and responsibility for managing risk rests with executive management while the Committees and the Board as a whole provides oversight. The risk management approach and process is reviewed at least annually with key risks regularly evaluated at meetings of the Committees and Board, including risks with economic, environmental and social impacts. The process also includes an assessment of cyber threats, mitigation strategies and the ongoing review of the Company’s comprehensive cybersecurity program and information security policies and procedures.

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The Audit Committee is responsible for overseeing that management implements and follows the risk management approach and process and for coordinating the outcome of reviews by the other Committees in their respective risk areas.

Committee	Area(s) of Risk Management Oversight Responsibility

Audit Committee	Risk management process; management and effectiveness of accounting, auditing, external reporting, compliance and internal controls, and cybersecurity

Compensation and Leadership Development Committee	Executive compensation and benefits policies, practices and disclosures, succession planning, work environment and culture

Corporate Governance Committee	Director independence, refreshment and succession planning, overall Board effectiveness, potential conflicts of interest and other governance, reporting and compliance matters

Environment, Health, Safety & Technology Committee	Environment, health and safety policies and operations, emerging regulatory developments, reporting and compliance matters

Although each Committee is responsible for overseeing the management of certain risks as described above, the full Board is regularly informed by the Committees about these risks. This enables the Board and the Committees to coordinate risk oversight and the relationships among the various risks faced by the Company.

CYBERSECURITY AND INFORMATION SECURITY

Dow’s Information Systems organization led by Dow’s Chief Information and Digital Officer, is responsible for administration of the cybersecurity and information security framework and risk management, with oversight by the Audit Committee. Throughout the year and at least annually, the Audit Committee receives information and updates from management and actively engages with senior leaders with respect to the effectiveness of the Company’s cybersecurity, data privacy, information security framework and risk management. In addition, the Audit Committee receives periodic reports summarizing threat detection and mitigation plans, audits of internal controls, training and certification, and other cyber priorities and initiatives, as well as timely updates from senior leaders on material incidents relating to information systems security. At least one member of the Audit Committee has significant cybersecurity experience and expertise.

Dow has a comprehensive cybersecurity and information security framework that includes risk assessment and mitigation through a threat intelligence-driven approach, application controls, and enhanced security with ransomware defense. The framework leverages International Organization for Standardizations (ISO) 27001/27002 standards for general information technology controls, International Society of Automation (ISA) / International Electrotechnical Commission (IEC) standards for industrial automation, the National Institute of Standards and Technology (NIST) Cyber Security Framework for measuring overall readiness to respond to cyber threats, and Sarbanes-Oxley (SOX) for assessment of internal controls. In addition, the Company maintains a cybersecurity insurance policy.

Dow has an established and mature cybersecurity and information security awareness training programs. Formal training on topics relating to the Company’s cybersecurity, data privacy and information security policies and procedures is mandatory at least annually for all employees, contractors and third parties with access to the Company’s network. Training is administered and tracked through online learning modules. Training generally includes how to escalate suspicious activities including phishing, viruses, spams, insider threats, suspect human

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behaviors or safety issues. Based on role and location, some employees receive additional in-depth training to provide more comprehensive knowledge on potential risks related to their individual job responsibilities.

Training is supplemented through regular Company communications with frequent updates to educate on the latest adversary trends and social engineering techniques. Additionally, Dow engages in cyber crisis response simulations to assess Dow’s ability to adapt to information and operational technology threats. Improper or illegitimate use of the Company’s information system resources or violation of the Company’s information security policies and procedures is subject to disciplinary action.

Dow is not aware of any material incidents relating to information systems security affecting the safety of Dow’s operations or ability to serve customers or significant breaches of personal information in the past three years. Dow has had no fines from data protection authorities in the past three years.

STOCKHOLDER ENGAGEMENT

Throughout the year, select members of the Board and members of the management team continued extensive outreach to stockholders, engaging with investors who collectively held approximately 75 percent of outstanding shares of common stock of the Company held by institutional stockholders. During this outreach, the management team updated investors on a range of topics, and also gained an understanding of the perspectives and concerns of investors. The Board and management team carefully consider the feedback from these meetings, as well as stockholder support for our most recent advisory vote on executive compensation, when reviewing the business, corporate governance and executive compensation profiles.

For more information about Dow’s engagement process and demonstrated effectiveness, please see the section titled “Stockholder Engagement” on page 27.

COMMUNICATIONS WITH THE BOARD AND DIRECTORS

Stockholders and other parties interested in communicating directly with the full Board, the Chairman, or the independent Directors as a group or individually, may do so by mail addressed to Dow Inc. in care of the Office of the Corporate Secretary, 2211 H.H. Dow Way, Midland, Michigan 48674 or via email addressed to directors@dow.com.

The independent Directors have approved procedures for handling correspondence received by the Company and addressed to the Board, Chairman, or the independent Directors individually or as a group. Communications will be distributed to any or all Directors as appropriate, depending upon the individual communication. However, the Directors have requested that communications that do not directly relate to their duties and responsibilities as Directors of the Company be excluded from distribution and deleted from email that they access directly. Such excluded items include “spam”; advertisements; mass mailings; form letters and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; surveys; and individual product inquiries or complaints. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission by the Office of the Corporate Secretary. Any omitted or deleted communication will be made available to any Director upon such Director’s request. Concerns relating to accounting, internal controls, auditing or ethical matters are brought to the attention of the internal audit function and handled in accordance with procedures established by the Audit Committee with respect to such matters.

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BOARD, COMMITTEE AND ANNUAL MEETING ATTENDANCE

Dow held six Board meetings and the Committees of the Board collectively held twenty-seven meetings for a total of thirty-three meetings in 2021. All of the Directors attended more than 75 percent of all Board meetings and the meetings of the Committees on which the Director served (during the period in which the Director served), with average overall attendance greater than 98 percent. The Directors are encouraged to attend the annual meetings of stockholders, and, except for Mr. Bell who was not able to attend due to a schedule conflict, all of the Directors and nominees attended the April 15, 2021 meeting.

EXECUTIVE SESSIONS OF DIRECTORS

The independent Directors meet in executive session in connection with each regularly scheduled meeting of the Board, and at other times as they may determine appropriate. During 2021, there were six executive sessions of the Dow Board led by the Lead Director. The Committees regularly meet in executive session in connection with every Committee meeting.

DIRECTOR QUALIFICATIONS AND DIVERSITY

There are certain minimum qualifications for Board membership that Director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its Committees, and relevant career experience. The Corporate Governance Committee has adopted guidelines to be used in evaluating candidates for Board membership in order to ensure a diverse and highly qualified Board that, as a whole, reflects a broad range of viewpoints, experiences and expertise. In addition to the characteristics mentioned above, the guidelines provide that candidates should possess individual skills, experience and demonstrated abilities that help meet the current needs of the Board and provide for diversity of membership, such as experience or expertise in some of the following areas: the specific industries in which the Company operates, global business, science and technology, finance and/or economics, corporate governance, public policy, government affairs and prior government service, environmental and/or social impact experience, and experience as chief executive officer, chief operating officer, chief financial officer or other senior leader of a major company. Other factors that are considered include independence of thought, willingness to comply with Director stock ownership guidelines, meeting applicable Director independence standards (where independence is desired) and absence of conflicts of interest. The Corporate Governance Committee may modify the minimum qualifications and evaluation guidelines from time to time as it deems appropriate.

Guidelines for Director qualifications are included in the Corporate Governance Guidelines. The guidelines for Director qualifications demonstrate the Company’s commitment to ethnic and gender diversity by requiring that diverse candidates be included in the Company’s initial director search list for the identification and nomination of Director candidates, and that candidates are evaluated to provide for a diverse and highly qualified Board. The Corporate Governance Committee and the full Board implement and assess the effectiveness of these guidelines and the commitment to diversity by referring to these guidelines in the review and discussion of Board candidates when assessing the composition of the Board and by including questions regarding the diversity of the Board membership in the Board’s annual self-evaluations.

DIRECTOR ORIENTATION AND EDUCATION

Directors are active and engaged starting with onboarding. All new Directors participate in a robust orientation to familiarize Directors with the Company’s strategic priorities, corporate and business plans, significant financial, accounting and risk management issues, and governance policies and compliance processes, including the Code of Conduct. On an ongoing basis, Directors receive materials or briefing sessions regarding the operations of the Company, strategic priorities, ESG initiatives and risks. Each regularly scheduled Board meeting includes a spotlight session on key enterprise priorities where internal and/or external experts provide in-depth presentations to Directors.

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In 2021, presentations were made on the topics of: ESG performance and valuation creation outcomes, decarbonization, political trends, climate and carbon policy and global competitiveness.

While some in-person activities have been paused during the COVID-19 pandemic, site and facility tours have resumed on a limited basis as health and safety guidelines permit. In 2021, Directors were invited to tour the innovation lab in Midland, Michigan and the manufacturing facility in Freeport, Texas.

Directors are encouraged to attend appropriate continuing education programs to help them stay current on corporate governance, Board best practices, financial and accounting practices, ethical issues for Directors and management, and similar matters relating to service on a public company board. The Company will reimburse Directors for the reasonable cost of attending accredited education programs for directors of publicly traded companies as deemed appropriate given individual background and specific responsibilities on the Board.

IDENTIFYING DIRECTOR CANDIDATES

Among the Corporate Governance Committee’s most important functions is the selection of Directors who are recommended to the Board as candidates for election. The Corporate Governance Committee has adopted a process for identifying new Director candidates. The Corporate Governance Committee has established in its Charter and in the Corporate Governance Guidelines its commitment to include qualified candidates to promote ethnic and gender diversity on the Company’s Board and has adopted a process to carry out that commitment. When reviewing and recommending guidelines to evaluate candidates for membership on the Board, the Corporate Governance Committee requires the inclusion of diverse candidates in its initial director search list based on self-identified factors such as age, race, gender or sexual identity, ethnicity, culture and nationality and qualifications such as a commitment to inclusion and diversity and knowledge of global matters and international experience. The Corporate Governance Committee also reviews the composition of the Board and recommends refreshment to meet the evolving needs of the Company and maintain an appropriate balance of qualifications and experience, ethnic and gender diversity and tenure. Recommendations may be received by the Corporate Governance Committee from various sources, including current or former Directors, a search firm retained by the Corporate Governance Committee to assist in identifying and evaluating potential candidates, stockholders, Company executives, and by self-nomination. The Corporate Governance Committee is also open to accepting stockholders’ suggestions of candidates to consider as potential Board members as part of the Corporate Governance Committee’s periodic review of the size and composition of the Board and its Committees. Such recommendations should be sent to the Corporate Governance Committee through the Office of the Corporate Secretary. The Corporate Governance Committee uses the same robust process to evaluate Director nominees recommended by stockholders as it does to evaluate nominees identified by other sources.

DIRECTOR CANDIDATE NOMINATIONS THROUGH PROXY ACCESS

The Bylaws set forth procedural and content requirements for director candidate nominations through proxy access. As more specifically provided in the Bylaws, a stockholder or group of up to twenty stockholders owning 3 percent or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20 percent of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements detailed in the Bylaws. Nominations should be sent to the Office of the Corporate Secretary in accordance with the procedural and content requirements set forth in the Bylaws, the full text of which is available on the Company’s website at investors.dow.com.

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SERVICE ON OTHER PUBLIC COMPANY BOARDS

Under the Corporate Governance Guidelines, Directors are expected to advise the Chairman, the Lead Director, the Chair of the Corporate Governance Committee and the Secretary in advance of accepting an invitation to serve on a board of directors or audit committee of a public company. It is the policy of the Board that an independent Director may not serve on more than four public company boards (including the Company) and, if an active public company executive, no more than two public company boards (including the Company). Any exception requires a determination by the Board that such service does not impair the ability of the Director to effectively serve on the Company’s Board.

The simultaneous service on the audit committees of more than three other public companies requires a determination by the Board that such simultaneous service does not impair the ability of such member to effectively serve on the Company’s Audit Committee.

BOARD AND COMMITTEE EVALUATION PROCESS

The self-evaluation process is an effective tool in ensuring sound corporate governance practices, which are important to the success of the Company’s business and in advancing stockholder interests. As provided in the Corporate Governance Guidelines, Board Committee Charters and the NYSE listing standards, the Board and each of its Committees are required to conduct an annual self-evaluation of its performance with a particular focus on overall effectiveness. The self-evaluation process provides valuable insight regarding areas of effectiveness and opportunities for improvement. For example, feedback for continued focus on ESG related matters prompted amendments to the Board Committee Charters for clear alignment of ESG oversight responsibilities.

BOARD REFRESHMENT

All Directors stand for election at each annual meeting of stockholders. The Corporate Governance Committee has responsibility for reviewing the composition of the Board and recommending refreshment to meet the evolving needs of the Company and maintain an appropriate balance of 1) qualifications and experience, 2) ethnic and gender diversity, and 3) tenure of longer-serving Directors with continuity and depth of Company knowledge and new Directors with fresh perspective.

The Corporate Governance Committee reviews the annual Board and Committee self-evaluations to identify additional director qualifications, skills, experience, attributes and diversity that would enhance overall Board effectiveness.

No Director may stand for reelection to the Board after reaching age 72, unless the majority of the other Directors determines that it is in the best interests of the Company to extend the retirement date for an additional period of time as deemed reasonable and appropriate. Age-based retirement practices help the Board prepare for turnover and engage in succession planning.

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CODE OF CONDUCT

The Board has adopted a Code of Conduct, which guides behavior and sets expectations for ethical conduct on matters ranging from health and safety in the workplace, to conflicts of interest, bribery, corruption, sustainability and citizenship (the “Code”). The Board also adopted a Code of Financial Ethics applicable to the principal executive officer, principal financial officer, principal accounting officer and controller. The full text of these codes, our position on human rights and our commitment to responsible sourcing are available on the Company’s website at investors.dow.com. In addition, Dow will disclose on its website any waiver of or amendment to the Code requiring disclosure under applicable rules.

The Dow Office of Ethics and Compliance (the “OEC”) is responsible for administration of the Code and the Company’s ethics and compliance programs, with oversight by the Audit Committee and the Corporate Governance Committee.

The Code applies to all directors, officers, and employees of Dow, including all subsidiaries, as well as joint ventures that adopt the Code. All employees and officers are required to complete training annually to assure they understand how the Code applies to their jobs, where to obtain guidance for questions and concerns and how to report violations. All directors, officers and employees must certify each year that they will comply with the Code.

Through the Code of Business Conduct for Suppliers, we continue to engage suppliers (including contractors) globally and communicate our expectations that all suppliers are compliant with regulations and Dow’s values. We also continually review and refresh the Code of Business Conduct for Suppliers, completing a full analysis of our current standards and industry best practices to ensure that we’re holding our suppliers to the highest standards regarding sustainability, human rights, and environmental health and safety. The requirements of the Code of Business Conduct for Suppliers are built into all new and existing supplier contracts, to ensure they are contractually enforceable. Dow reserves the right to audit supplier compliance at any time. In the case where we identify less-than-adequate supplier practices, we reserve the right to discontinue business with the supplier. More information about Dow’s expectations for suppliers and a copy of the Code of Business Conduct for Suppliers can be found at corporate.dow.com/about/suppliers/info/expectations.

The OEC maintains a confidential help line and website for those who wish to ask questions about Dow policy, seek guidance on specific situations, report violations of Dow’s Code of Conduct or Supplier Code of Conduct, or other unethical business practices. The Dow EthicsLine is a safe, reliable and convenient method to report ethical concerns. It is available globally, with multilingual capabilities, 24 hours a day, seven days a week. Dow respects those who raise concerns about potential misconduct, and does not tolerate retaliation against whistleblowers or anyone who reports a potential violation in good faith. More information about the Dow EthicsLine can be found at www.dowethicsline.com.

Throughout the year and at least annually, the Board receives information and updates from management and actively engages with senior leaders with respect to the effectiveness of the Company’s ethics and compliance programs and policies relating to ethical handling of conflicts of interest and reported concerns about potential misconduct. In addition, the Audit Committee receives periodic reports summarizing questions and concerns received and investigated, training and certification status, and other OEC initiatives. The Audit Committee and Corporate Governance Committee regularly review and recommend to the Board for approval any changes to the Company’s Code of Conduct and Code of Financial Ethics (and any waivers as may be granted in accordance with such codes).

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POLITICAL ENGAGEMENT AND DISCLOSURE

Government policy is one of the most powerful external forces affecting Dow today. New laws and changes to existing laws can fundamentally impact the Company’s operations and the markets where it does business—and in turn, the Company’s bottom line, thereby affecting Dow and its subsidiaries, employees, retirees, suppliers, customers, communities and stockholders. Because the impact of government policy is critical to the Company’s success, Dow actively participates in both policymaking and political processes, through legal advocacy efforts and by making political contributions to candidates, parties and causes.

Dow is committed to the highest standard of ethical conduct in its involvement in policymaking and the political process. As part of Dow’s commitment to transparency, our political engagement and trade association policies, as well as information on Dow’s lobbying expenditures and corporate political contributions are available on the Company’s website at investors.dow.com.

The Environment, Health, Safety & Technology Committee has oversight responsibilities for the Company’s involvement in government policy and disclosure on corporate political spending activities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Dow and its subsidiaries purchase products and services from and/or sell products and services to companies of which certain of the Directors and executive officers of Dow, or their immediate family members, are employees. The Corporate Governance Committee and the Board have reviewed such transactions and relationships and do not consider the amounts involved in such transactions material. Such purchases from and sales to each company involve less than either $1,000,000 or 2 percent of the consolidated gross revenues of each of the purchaser and the seller, and all such transactions are in the ordinary course of business. Some such transactions are continuing and it is anticipated that similar transactions will occur from time to time.

Agreements With Dow, DuPont and Corteva

In connection with the spin-off of Dow from DowDuPont on April 1, 2019, Dow entered into certain agreements to effect the separation of DowDuPont’s agriculture, materials science and specialty products businesses, including by providing for the allocation among Dow, DuPont and Corteva of DowDuPont’s assets, employees, liabilities and obligations (including its investments, property and employee benefits and tax-related assets and liabilities), and provide a framework for Dow’s relationship with DuPont and Corteva following the separation. For more information regarding the spin-off of Dow from DowDuPont on April 1, 2019, and the agreements that Dow entered into with DuPont and Corteva, please refer to the Current Report on Form 8-K filed by Dow Inc. with the SEC on April 2, 2019.

RELATED PERSON TRANSACTIONS

The Board has adopted written policies and procedures relating to the approval or ratification of each “Related Person Transaction.” Under Dow’s policies and procedures, a “Related Person Transaction” is generally any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships, in which (a) the Company is a participant, and (b) any Related Person has or will have a direct or indirect material interest. A “Related Person” is any (a) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director of the Company, (b) person who is a greater than 5 percent beneficial owner of the Company’s outstanding common stock, or (c) immediate family member of any of the foregoing.

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Under the policies and procedures, the Corporate Governance Committee (or its Chair, under some circumstances) reviews the relevant facts of all proposed Related Person Transactions and either approves or disapproves of the entry into a particular Related Person Transaction, by taking into account, among other factors it deems appropriate: (i) the commercial reasonableness of the transaction; (ii) the materiality of the Related Person’s direct or indirect interest in the transaction; (iii) whether the transaction may involve a conflict of interest, or the appearance of one; (iv) whether the transaction was in the ordinary course of business; and (v) the impact of the transaction on the Related Person’s independence under the Corporate Governance Guidelines and applicable regulatory and listing standards.

No Director may participate in any consideration or approval of a Related Person Transaction for which he or she or any of his or her immediate family members is the Related Person. Related Person Transactions are approved or ratified only if they are determined to be in the best interests of Dow and its stockholders.

If a Related Person Transaction that has not been previously approved or previously ratified is discovered, the Related Person Transaction will be presented to the Corporate Governance Committee for ratification. If the Corporate Governance Committee does not ratify the Related Person Transaction, then the Company either ensures all appropriate disclosures regarding the transaction are made or, if appropriate, takes all reasonable actions to attempt to terminate the Company’s participation in the transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s Directors and executive officers and persons who own more than 10 percent of a registered class of the Company’s equity securities (“Reporting Persons”) to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of and transactions in the common stock and other equity securities of the Company, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its Directors and executive officers by monitoring transactions and completing and filing reports on their behalf.

Based solely upon a review of SEC filings furnished to the Company and written representations that no other reports were required, all Reporting Persons complied with these reporting requirements during fiscal year 2021.

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Agenda Item 1

ELECTION OF DIRECTORS

In accordance with the recommendation of the Corporate Governance Committee, the Board has nominated twelve individuals for election as Directors at the 2022 Meeting. Diversity characteristics are based on information self-identified by each Director nominee; age is as of April 14, 2022. A biography is included for each nominee beginning on page 45. Directors are elected annually by a majority of votes cast.

Samuel R. Allen Age: 68 White/Man Director Since: 2019	Gaurdie Banister Jr. Age: 64 Black/Man Director Since: 2020	Wesley G. Bush Age: 61 White/Man Director Since: 2018	Richard K. Davis Age: 64 White/Man Director Since: 2015

Jerri DeVard Age: 63 Black/Woman Director Nominee	Debra L. Dial Age: 61 White/Woman Director Since: 2021	Jeff M. Fettig Age: 65 White/Man Director Since: 2003	Jim Fitterling Age: 60 White/Man/LGBTQ+ Director Since: 2018

Jacqueline C. Hinman Age: 60 White/Woman Director Since: 2018	Luis Alberto Moreno Age: 68 Latino/Man Director Since: 2021	Jill S. Wyant Age: 50 White/Woman Director Since: 2020	Daniel W. Yohannes Age: 69 Black/Man Director Since: 2018

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QUALIFICATIONS AND COMPOSITION

The Corporate Governance Committee and the Board believe that the qualifications and attributes set forth in this Proxy Statement for the nominees support the conclusion that these individuals are qualified to serve as Directors of the Company and collectively bring a balance of relevant skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business.

											QUALIFICATIONS
Name and Principal Occupation

Samuel R. Allen Former Chairman and Chief Executive Officer, Deere & Company			•	M		68	2019	••	•	1

Gaurdie Banister Jr. Former President and Chief Executive Officer, Aera Energy LLC	•			M		64	2020	••		1

Wesley G. Bush Former Chairman and Chief Executive Officer, Northrop Grumman Corporation			•	M		61	2018	•••		2

Richard K. Davis Lead Director, Dow President and Chief Executive Officer, Make-A-Wish America			•	M		64	2015	••	•	1

Jerri DeVard Former Executive Vice President and Chief Customer Officer, Office Depot, Inc.	•			W		63	Nominee			3

Debra L. Dial Senior Vice President and Controller, AT&T Inc.			•	W		61	2021	••		0

Jeff M. Fettig Former Chairman and Chief Executive Officer, Whirlpool Corporation			•	M		65	2003	••	•	1

Jim Fitterling Chairman and Chief Executive Officer, Dow			•	M	•	60	2018			1

Jacqueline C. Hinman Former Chairman, President and Chief Executive Officer, CH2M HILL Companies			•	W		60	2018	•••	•	1

Luis Alberto Moreno Managing Director, Allen & Co LLC		•		M		68	2021	••		2

Jill S. Wyant President and Chief Executive Officer, Madison Indoor Air Quality			•	W		50	2020	••		0

Daniel W. Yohannes Former U.S. Ambassador to the Organisation for Economic Co-operation and Development	•			M		69	2018	••		1

• Audit • Corporate Governance • Compensation and Leadership Development • Environment, Health, Safety & Technology Committee

As of April 14, 2022. Diversity characteristics are based on information self-identified by each Director nominee.

1

Reflects cumulative years served as a Dow Director, a TDCC-designated Director serving as a DowDuPont Inc. Director, a member of the DowDuPont Inc. Materials Advisory Committee, or a TDCC Director as applicable.

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The diverse composition of the Board provides a balance of perspectives that contribute to the Board’s effectiveness in overseeing the business and strategy of the Company. Each of the nominees possess skills and experiences that align with the current needs of the Company. The Corporate Governance Committee and Board have determined that the individuals nominated for election are qualified to serve as Directors of the Company.

Public company executive / CEO experience	Public policy experience
Directors who have held executive leadership positions in a public company possess an understanding of public company regulations, strategy and risk management.	Directors with public policy and government experience have key insight into the role of regulatory issues and government affairs affecting the Company.

Manufacturing and industry experience	Financial and accounting expertise
Directors who have experience in the industry and markets served by the Company offer valuable perspective for operations.	Directors with an advanced understanding of finance and accounting provide strong oversight of the Company’s preparation of financial statements and risk management.

Technology and science expertise	Corporate governance experience
Directors who have expertise in the science or technology fields, including digital, e-commerce and cybersecurity, are particularly important given the Company’s focus on digitalization, research and innovation.	Directors with public company board experience enhance the Board’s corporate governance practices.

Environmental experience	Social experience
Directors with environmental, sustainability or climate-related experience strengthen the Board’s oversight of environmental policies, ESG initiatives and reporting.	Directors with social experience strengthen the Board’s oversight of ID&E, corporate citizenship, social responsibility, ESG initiatives and reporting.

1

Reflects cumulative years served as: a Dow director, a TDCC-designated director serving as a DowDuPont Inc. director, a member of the DowDuPont Inc. Materials Advisory Committee, or a TDCC director as applicable as of April 14, 2022.

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NOMINEES FOR ELECTION

The Board presents twelve nominees for election as Directors at the 2022 Meeting. The information set forth below supports the conclusion that these individuals are highly qualified to serve on the Board.

Each of the Director nominees consented to being named as a nominee in the proxy materials and to serve if elected. Each Director elected at the 2022 Meeting will serve until the 2023 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Except for Ms. DeVard, each nominee currently serves as a Director on the Board and was previously elected to serve as a Director by the Company’s stockholders. Ms. DeVard was recommended for nomination to serve as a Director by the Board with the support of the Corporate Governance Committee.

Diversity characteristics are based on information self-identified by each Director nominee; age is as of April 14, 2022. All other information below is current as of the date of this Proxy Statement.

SAMUEL R. ALLEN Former Chairman and Chief Executive Officer, Deere & Company Age: 68 White/Man Director since: 2019 Committees: • Compensation • Governance, Chair

Experience:

Mr. Allen is the former Chairman and Chief Executive Officer of Deere & Company, a world-leading provider of products and services for agriculture, construction, road-building, forestry, and turf care. He served as Chairman at Deere & Company from 2010 to 2020, Director from 2009 to 2020, and Chief Executive Officer from 2009 to 2019. Mr. Allen joined Deere in 1975 and held various executive positions until assuming the role of Chairman and Chief Executive Officer.

Qualifications:

Mr. Allen brings global business and leadership expertise as the former Chairman and Chief Executive Officer of Deere. He has extensive experience and knowledge of international business operations, manufacturing, consumer marketing and sales, which are particularly important given the global presence and business operations of the Company. He provides the Board valuable insight on the Company’s strategic priorities and risk management. Mr. Allen has public company board experience resulting in corporate governance, talent succession and executive compensation expertise, as well as board leadership experience.

Other Public Company Directorships:

•  Whirlpool Corporation (since 2010)

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GAURDIE BANISTER JR. Former President and Chief Executive Officer, Aera Energy LLC Age: 64 Black/Man Director since: 2020 Committees: • Compensation • EHS&T

Experience:

Mr. Banister is the former President and Chief Executive Officer of Aera Energy LLC, an oil and gas exploration and production company jointly owned by Shell Oil Company and ExxonMobil; he served from 2007 to 2015. Prior to Aera Energy, Mr. Banister served in various executive leadership positions at Shell Oil, including Vice President, Upstream Asia Pacific and Vice President, Upstream Americas, overseeing drilling and development activities; Vice President, Business Development and Technology; and President USA and Executive Vice President of Shell Services EP Gas and Power. Mr. Banister joined Shell Oil in 1980 as an offshore facilities engineer. He served on the Board of Directors of the Bristow Group from 2017 to 2019, Marathon Oil from 2015 to 2018, and Tyson Foods from 2011 to February 2022.

Qualifications:

Mr. Banister brings significant global business and leadership expertise as former Chief Executive Officer of one of California’s largest oil and gas producers and public company board experience. He has a strong background in engineering and the energy sector, and provides valuable perspective in strategic planning, public policy, information technology, risk management and operational excellence which is relevant to Dow’s business operations. Mr. Banister has an established record for advocacy of inclusion, diversity and equity objectives.

Other Public Company Directorships:

•  Enbridge Inc. (since 2021)

WESLEY G. BUSH Former Chairman and Chief Executive Officer, Northrop Grumman Corporation Age: 61 White/Man Director since: 2018 Committees: • Audit • Governance • EHS&T

Experience:

Mr. Bush is the former Chairman and Chief Executive Officer of Northrop Grumman Corporation, a global aerospace and defense technology company. Mr. Bush served as Northrop Grumman’s Chairman from 2011 to 2019, Director from 2009 to 2019 and Chief Executive Officer from 2010 to 2018. Previously, Mr. Bush served as the company’s Chief Operating Officer, Chief Financial Officer and President of its Space Technology Business. Prior to the acquisition of TRW by Northrop Grumman in 2002, Mr. Bush served as President and Chief Executive Officer for TRW’s UK-based global Aeronautical Systems. He joined TRW in 1987 and held engineering positions with both the Aerospace Corporation and Comsat Labs. Mr. Bush served as director of Norfolk Southern Corporation from 2012 to 2019. Mr. Bush was named to the DowDuPont Inc. Materials Advisory Committee in August 2018 and served until April 2019.

Qualifications:

Mr. Bush brings significant leadership and governance experience, including as a public company Chief Executive Officer, with a strong background in engineering and the industrials and transportation sectors. Mr. Bush is also a proven operator as a former Chief Operating Officer and is also experienced in finance and accounting, environmental and safety issues, public policy, governmental and stakeholder relations, corporate citizenship, human capital, cybersecurity and information technology, and strategic planning.

Other Public Company Directorships:

•  Cisco Systems Inc. (since 2019)

•  General Motors Co. (since 2019)

2022 | Dow Proxy Statement	46

RICHARD K. DAVIS Lead Director, Dow President and Chief Executive Officer, Make-a-Wish America Age: 64 White/Man Director since: 2015 Committees: • Audit, Chair • Governance

Experience:

Mr. Davis is the President and Chief Executive Officer of Make-A-Wish America, a position he has held since 2019. Mr. Davis was the Executive Chairman and Chief Executive Officer of U.S. Bancorp, parent company of U.S. Bank, one of the largest commercial banks in the United States. He served as Executive Chairman from 2007 to 2018, Chief Executive Officer from 2006 to 2017, and held various other executive positions at U.S. Bancorp including President and Chief Operating Officer. Mr. Davis was an Executive Vice President at Bank of America and Security Pacific Bank prior to joining Star Banc Corporation, which was one of U.S. Bancorp’s legacy companies. Mr. Davis served as director of Xcel Energy Inc. from 2006 to 2020. Mr. Davis served as a Director of TDCC from May 2015 until September 2017 when he became a member of the DowDuPont Inc. Materials Advisory Committee and then, in July 2018, a director of DowDuPont Inc. Mr. Davis resigned from the DowDuPont Inc. Board in April 2019. Mr. Davis has served as Lead Director since April 2021.

Qualifications:

Mr. Davis brings global business and leadership experience as a former Chairman and Chief Executive Officer of a public company, particularly in industries subject to extensive regulation. He has extensive experience and knowledge of international business operations, financial services and capital allocation, which is particularly important given the global presence and financial aspects of the Company. Mr. Davis has additional public company board experience across the financial services and medical industries resulting in additional corporate governance and compensation experience, financial expertise and board leadership experience.

Other Public Company Directorships:

•  Mastercard Incorporated (since 2018)

JERRI DEVARD Former Executive Vice President and Chief Customer Officer, Office Depot, Inc. Age: 63 Black/Woman Director Nominee

Experience:

Ms. DeVard is the former Executive Vice President and Chief Customer Officer of Office Depot, Inc., an office supply retailing company, a role she held from 2018 to 2020. Prior to joining Office Depot in 2017 as Chief Marketing Officer, she served as Senior Vice President and Chief Marketing Officer at The ADT Corporation from 2014 to 2016 and Executive Vice President and Chief Marketing Officer at Nokia Corporation. Ms. DeVard has held senior marketing roles at Verizon Communications Inc., Citibank N.A., Revlon Inc., Harrah’s Entertainment, the Minnesota Vikings and The Pillsbury Company. Ms. DeVard was also principal at DeVard Marketing Group, a firm specializing in digital and multicultural branding and marketing strategies. Ms. DeVard served on the Board of Directors of the Focus Impact Acquisition Corp. from 2021 to January 2022 and ServiceMaster from 2016 to 2018.

Qualifications:

Ms. DeVard is a senior marketing executive with over 30 years of leadership experience at large global brands. She is highly experienced in the strategic, operational and financial aspects of integrated and online marketing including expertise in brand management, customer engagement and e-commerce. Ms. DeVard also brings extensive governance experience in consumer products, e-commerce, social impact, change management and digital transformation across national and global enterprises, all of which are key areas of focus for the Company. Ms. DeVard demonstrates strong advocacy for diversity, equity and inclusion objectives, including as founder of the Black Executive CMO Alliance (BECA), an alliance designed to champion corporate diversity and help build the next generation of marketing executives.

Other Public Company Directorships:

•  Cars.com Inc. (since 2017)

•  Root, Inc. (since 2020)

•  Under Armour Inc. (since 2017)

47	2022 | Dow Proxy Statement

DEBRA L. DIAL Senior Vice President and Controller, AT&T Inc. Age: 61 White/Woman Director since: 2021 Committees: • Audit • EHS&T

Experience:

Ms. Dial is the Senior Vice President and Controller of AT&T Inc., a global telecommunications and media company, a role she has held since 2016. Previously Ms. Dial served as Vice President of Finance for AT&T Capital Management with responsibility for capital allocation, budgeting and governance over an annual spend of $20 billion, and as Chief Financial Officer for the AT&T Chief Information and Technology Officers. Prior to joining AT&T in 1996, Ms. Dial spent ten years at KPMG in their audit practice.

Qualifications:

Ms. Dial is a senior finance executive with over 25 years of experience in financial reporting, accounting policy, and capital allocation with a Fortune 10 global telecommunications and media company. Ms. Dial brings a broad perspective and strategic insights through her experience in driving sizeable merger integration; leading successful cost transformation; executing M&A valuation analysis; overseeing SEC reporting, financial policy and governance; managing long-term financial planning; focusing on enterprise risk management; and supporting investor relations, all of which are key areas of focus for the Company.

Other Public Company Directorships:

•  None

JEFF M. FETTIG Former Chairman and Chief Executive Officer, Whirlpool Corporation Age: 65 White/Man Director since: 2003 Committees: • Compensation, Chair • Governance

Experience:

Mr. Fettig is the former Chairman and Chief Executive Officer of Whirlpool Corporation, a manufacturer of home appliances. He served as Chairman from 2004 to 2018, and Chief Executive Officer from 2004 to 2017. Mr. Fettig joined Whirlpool Corporation in 1981 and held various executive positions until assuming the role of Chairman and Chief Executive Officer. Mr. Fettig served as a Director of TDCC from December 2003 until September 2017 when he became a Director of DowDuPont Inc. Mr. Fettig resigned from the DowDuPont Inc. Board in April 2019.

Qualifications:

Mr. Fettig brings global business and leadership experience as the former Chairman and Chief Executive Officer of Whirlpool Corporation. He has extensive experience and knowledge of corporate governance, international business operations, manufacturing, marketing, sales and distribution which is particularly important given the global presence and business operations of the Company. Mr. Fettig also has extensive experience and knowledge of consumer dynamics, branded consumer products, and end-user markets and servicing relevant to the business operations and focus of the company. He provides the Board valuable insight on the Company’s strategic priorities and risk management.

Other Public Company Directorships:

•  Sherwin-Williams Co. (since 2019)

2022 | Dow Proxy Statement	48

JIM FITTERLING Chairman and Chief Executive Officer, Dow Age: 60 White/Man/LGBTQ+ Director since: 2018

Experience:

Mr. Fitterling is the Chairman and Chief Executive Officer of Dow. Mr. Fitterling has been the Chairman since April 2020 and Chief Executive Officer since August 2018. He also serves TDCC as Chairman since April 2020 and Chief Executive Officer since July 2018. Prior to that role, Mr. Fitterling was the Chief Operating Officer of the DowDuPont Inc. Materials Science Division from September 2017 until April 2019. Mr. Fitterling first joined Dow in 1984 and has held various other executive positions, including President, Chief Operating Officer, Vice Chairman of Business Operations, Senior Vice President of Corporate Development, and President of the Plastics and Hydrocarbons businesses. Mr. Fitterling was a member of the Board of Directors of Chemical Financial Corporation from 2010 to 2019. Mr. Fitterling served as the 2021 Chairman of Board of Directors of the American Chemistry Council, and was elected to serve as the 2022 Chairman of the Board of Directors of the National Association of Manufacturers.

Qualifications:

Mr. Fitterling played a key role in the Company’s transformation, from lower-margin, commodity businesses to one more deeply focused on higher-growth, consumer demand-driven markets that value innovation—with the goal of creating the most innovative, customer-centric, inclusive and sustainable materials science company in the world. During his 38-year career at Dow, Mr. Fitterling has held leadership positions in many of the Company’s business units, in corporate development and in business operations. In addition, he served as the business lead in Dow’s successful launch of its next-generation sustainability goals. At his direction, in January 2019, Dow became a founding member of the Alliance to End Plastic Waste, an initiative to accelerate efforts to drive innovation, provide much-needed resources, and take decisive action to put an end to plastic waste in the environment. Mr. Fitterling is widely recognized for his work supporting LGBTQ+ non-discrimination and workplace equality and was inducted to the OUTstanding Hall of Fame in 2021.

Other Public Company Directorships:

•  3M Company (since 2021)

JACQUELINE C. HINMAN Former Chairman, President and Chief Executive Officer, CH2M HILL Companies Age: 60 White/Woman Director since: 2018 Committees: • Audit • Governance • EHS&T, Chair

Experience:

Ms. Hinman is the former Chairman, President and Chief Executive Officer of CH2M HILL Companies (“CH2M”), an engineering and consulting firm focused on delivering infrastructure, energy, environmental and industrial solutions for clients and communities around the world. Ms. Hinman joined the Board of Directors of CH2M in 2008, and was elected Chairman and Chief Executive Officer of CH2M in 2014 in order to execute a turnaround of the firm, ultimately leading to the company’s successful merger with Jacobs Engineering in 2017. Ms. Hinman served on the Board of Directors of AECOM from 2019 until March 2022. She was named to the DowDuPont Inc. Materials Advisory Committee in July 2018 and served until April 2019.

Qualifications:

Ms. Hinman brings senior management and leadership capabilities having served as Chairman, President, and Chief Executive Officer of CH2M, including deep experience with global manufacturing companies. Ms. Hinman’s experience in a global engineering consulting business provides her with a unique knowledge of environmental and sustainability issues globally. Ms. Hinman also brings international operations, strategic planning, finance, accounting, supply chain, information technology, marketing and inclusion expertise to the Board.

Other Public Company Directorships:

•  International Paper, Inc. (since 2017)

49	2022 | Dow Proxy Statement

LUIS ALBERTO MORENO Former President, Inter-American Development Bank Age: 68 Latino/Man Director since: 2021 Committees: • Compensation • EHS&T

Experience:

Mr. Moreno is the Managing Director at Allen & Co LLC, a private investment bank; a position he has held since 2021. Mr. Moreno is the former President of Inter-American Development Bank Group (“IDB”), a regional multilateral financing development bank for economic, social and institution development in Latin America and the Caribbean, having served from 2005 to 2020. Before joining IDB, Mr. Moreno served as Colombia’s Ambassador to the United States from 1998 until 2005, leading bipartisan and bilateral assistance programs including Plan Colombia, a program to fight drug trafficking and promote social and economic recovery. Mr. Moreno previously served as Colombia’s minister of economic development and as head of the Industrial Advancement Institute, a public-sector holding company.

Qualifications:

Mr. Moreno is highly qualified in the areas of development finance, public policy and social, economic and institutional development. Mr. Moreno has an established record for advocacy for gender and diversity objectives, and leads numerous initiatives to benefit the global community such as advances in renewable energy and the protection of the environment, healthcare access, climate resilience and adaptation, sustainable cities, and digital connectivity and innovation. He has experience in both public and private sectors in Colombia and significant expertise in capital planning and financing.

Other Public Company Directorships:

•  Fomento Económico Mexicano, S.A.B. de C.V., Coca-Cola FEMSA (since 2021)

•  Nu Holdings Ltd. (since 2021)

JILL S. WYANT President and Chief Executive Officer, Madison Indoor Air Quality Age: 50 White/Woman Director since: 2020 Committees: • Compensation • EHS&T

Experience:

Ms. Wyant is the President and Chief Executive Officer of Madison Indoor Air Quality, portfolio of brands and collection of teams specializing in indoor air quality, including enabling clean, safe air to schools, hospitals, places of work and homes.

Prior to joining Madison Indoor Air Quality in 2021, Ms. Wyant was the Executive Vice President of Innovation and Transformation of Ecolab Inc., a global leader in water, hygiene and energy technologies and services, a role she held from 2020 to 2021. Other leadership roles held at Ecolab include Executive Vice President and President of Global Regions, Executive Vice President and President of the Global Food & Beverage, Global Healthcare and Global Life Sciences businesses, Senior Vice President and General Manager of Food & Beverage in North America and Latin America and leading Food & Beverage in Asia Pacific. Before joining Ecolab in 2009, Ms. Wyant held multiple leadership positions at General Electric.

Qualifications:

Ms. Wyant is a senior strategy and operating executive with over 25 years of experience leading Fortune 500 businesses in the industrial and healthcare sectors. Ms. Wyant’s career reflects a track record of driving innovative strategies to capture new growth and profit, spearheading breakthrough innovation, driving manufacturing excellence and operational efficiency, and leading transformational M&A. She also brings deep industry knowledge, broad perspective on international business and global expansion, experience driving enterprise-wide digital transformations and sustainability expertise.

Other Public Company Directorships:

•  None

2022 | Dow Proxy Statement	50

DANIEL W. YOHANNES Former U.S. Ambassador to the Organisation for Economic Co-operation and Development Age: 69 Black/Man Director since: 2018 Committees: • Audit • EHS&T

Experience:

Mr. Yohannes served as the U.S. Ambassador to the Organisation for Economic Co-operation and Development (the “OECD”), an international forum promoting economic growth, sustainable development and energy security, from 2014 to 2017. Prior to joining OECD, Mr. Yohannes served as Chief Executive Officer of Millennium Challenge Corporation, the independent U.S. government foreign aid agency for poverty. Prior to his U.S. government service, Mr. Yohannes was a leader in the financial services industry, working in various roles including Vice Chairman and member of the management committee of U.S. Bank, President and Chief Executive Officer of Colorado National Bank, and Executive Vice President of Security Pacific Bank (now Bank of America). Mr. Yohannes was named to the DowDuPont Inc. Materials Advisory Committee in July 2018 and served until April 2019.

Qualifications:

Mr. Yohannes has a successful record of operation execution and corporate transformation as a Chief Executive Officer and an entrepreneur. He provides the Board finance and governance expertise, and valuable strategic insight into public policy, international trade and economic development from prior affiliations. Additionally, Mr. Yohannes is passionate about protecting the environment and provides experience in effectively addressing environmental and social issues.

Other Public Company Directorships:

•  Xcel Energy Inc. (since 2017)

Voting Standard and Resignation Policy

The Company’s Bylaws prescribe the voting standard for election of Directors as a majority of the votes cast in an uncontested election, such as this one, where the number of nominees does not exceed the number of Directors to be elected. Under the Corporate Governance Guidelines, if a nominee who already serves as a Director is not elected, that nominee shall offer to tender his or her resignation to the Board. The Corporate Governance Committee will then recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. Within ninety days of the certification of election results, the Board will publicly disclose its decision regarding whether to accept or reject the resignation. As explained on the accompanying proxy card or voting information, it is the intention of the persons named as proxies to vote executed proxies FOR the candidates nominated by the Board unless contrary voting instructions are provided. If something unanticipated should occur prior to the 2022 Meeting making it impossible for one or more of the candidates to serve as a Director, votes will be cast in the best judgment of the persons authorized as proxies.

The relevant NYSE rules do not permit brokers with discretionary authority to vote in the election of Directors. Therefore, if you hold your shares beneficially and do not provide voting instructions to your bank or broker, your bank or broker will not be able to vote on your behalf and your shares will not be voted in the election of Directors. Promptly provide voting instructions to your broker to ensure that your shares are voted. Please follow the instructions set forth in the voting information provided by your bank or broker.

The Board unanimously recommends that you vote “FOR” the election of each of the Director nominees.

51	2022 | Dow Proxy Statement

Director Compensation

Director compensation is determined by the Board with the assistance of its Compensation and Leadership Development and Corporate Governance Committees. Dow compares its non-employee Director compensation programs, design and compensation elements to the same Compensation Peer Group used for executive compensation, as described in the section titled “Compensation Peer Group and Benchmarking” of the CD&A. Dow targets the median compensation of the Compensation Peer Group for all Director compensation elements.

NON-EMPLOYEE DIRECTOR FEES

Non-employee Directors receive an annual cash retainer for their service on the Board. Committee Chairs and the Lead Director each receive an additional annual cash retainer. Dow does not provide directors who are also Dow employees any additional compensation for serving as a Director.

The table below reflects the annual rates as of December 31, 2021. This information may be different from the fees provided in the Director Compensation table, which reflects actual fees received for roles served during 2021 paid in quarterly installments on an annualized basis:

Compensation Component	Annual Rate

Retainer	$125,000

Audit Committee Chair Retainer	$25,000

All Other Committee Chairs Retainer	$20,000

Lead Director Retainer	$35,000

NON-EMPLOYEE DIRECTOR EQUITY GRANT

Equity is a key component of Director compensation. Non-employee Directors receive an annual equity award in the amount of $185,000 based on the closing stock price of Dow Inc. common stock on the grant date. On April 15, 2021, each non-employee Director received a grant of 2,866 RSUs. The RSUs will vest on the second anniversary of the grant date and will settle in actual shares of Dow common stock following separation of service. During the vesting period, holders of outstanding RSU grants receive quarterly payments equal to the dividend paid on the equivalent shares of Dow common stock. Directors may choose, prior to the beginning of each year, to defer settlement of the RSUs that will be granted in the following year until (a) the fifth anniversary of the grant date, (b) the tenth anniversary of the grant date, or (c) the fifteenth anniversary of the grant date.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

Directors are subject to minimum stock ownership guidelines. As a guideline, non-employee Directors should own common stock of the Company equal in value to at least five times the amount of the annual cash retainer. Shares used to determine whether the guidelines are satisfied include those held directly or beneficially owned, and RSUs subject solely to service-based vesting.

Directors have five years from the date they become subject to the guidelines to meet the ownership requirement. Currently, each Director has met the relevant minimum ownership requirement with the exception of Ms. Dial and Messrs. Banister and Moreno, who are expected to be compliant within the relevant five-year window.

NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

Non-employee Directors may choose, prior to the beginning of each year, to have all or part of their fees credited to deferred compensation accounts under the Dow Inc. Voluntary Deferred Compensation Plan for Non-Employee Directors, restated and effective as of April 1, 2019. At the election of the Director, fees are deferred into one of several hypothetical investment accounts that accrue investment returns according to the account selected.

2022 | Dow Proxy Statement	52

Investment choices include a fund with an interest rate equal to the sum of the 60-month rolling average of ten-year U.S. Treasury Note yield plus the current five-year Dow credit spread, a phantom Dow stock account tracking the market value of Dow common stock with market dividends paid and reinvested, as well as funds tracking the performance of several mutual funds. These funds are identical to funds offered as part of the EDP for management level employees. Such deferred amounts will be paid in installments as elected by the Director at the time of deferral commencing (a) in July immediately following separation of service, (b) in July following the first anniversary of separation of service, or (c) in July following the Director’s 72nd birthday.

NON-EMPLOYEE DIRECTOR BUSINESS TRAVEL ACCIDENT INSURANCE

Dow maintains a rider on its business travel accident insurance policies covering accidental death and dismemberment of a non-employee Director if the Director is traveling on Dow business.

NON-EMPLOYEE DIRECTOR COMPENSATION FOR 2021

The following table summarizes the compensation paid to Dow’s non-employee Directors during the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(c)	All Other Compensation ($)	Total ($)

Samuel R. Allen	145,000	185,058	-	-	-	-	330,058

Ajay Banga(d)	62,500	-	-	-	-	-	62,500

Gaurdie Banister Jr.	125,000	185,058	-	-	-	-	310,058

Jacqueline K. Barton(e)	67,500	-	-	-	-	-	67,500

James A. Bell(f)	68,750	-	-	-	-	-	68,750

Wesley G. Bush	125,000	185,058	-	-	-	-	310,058

Richard K. Davis(g)	170,000	185,058	-	-	-	-	355,058

Debra L. Dial(h)	93,750	185,058	-	-	-	-	278,808

Jeff M. Fettig(i)	156,250	185,058	-	-	-	-	341,308

Jacqueline C. Hinman(j)	140,000	185,058	-	-	-	-	325,058

Luis Alberto Moreno(k)	93,750	185,058	-	-	-	-	278,808

Jill S. Wyant	125,000	185,058	-	-	-	-	310,058

Daniel W. Yohannes	125,000	185,058	-	-	-	-	310,058

(a)

Compensation is pro rated and paid in quarterly installments on an annualized basis. Amounts include any amounts that were voluntarily deferred under the Dow Inc. Voluntary Deferred Compensation Plan for Non-Employee Directors, restated and effective as of April 1, 2019.

(b)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes consistent with the values shown in the Summary Compensation Table. The award of 2,866 RSUs was granted on April 15, 2021 at a grant price of $64.57.

(c)	Consists exclusively of above-market non-qualified deferred compensation earnings.

(d)	Mr. Banga retired from the Board effective April 15, 2021.

(e)	Dr. Barton retired from the Board effective April 15, 2021.

(f)	Mr. Bell retired from the Board effective April 15, 2021.

(g)	Mr. Davis became Lead Director and Chair of the Audit Committee effective April 15, 2021.

(h)	Ms. Dial joined the Board effective April 15, 2021.

(i)	Mr. Fettig served as Lead Director until April 15, 2021.

(j)	Ms. Hinman became Chair of the EHS&T Committee effective April 15, 2021.

(k)	Mr. Moreno joined the Board effective April 15, 2021.

53	2022 | Dow Proxy Statement

NON-EMPLOYEE DIRECTOR OUTSTANDING EQUITY AWARDS

The following table lists outstanding equity grants for each non-employee Director as of December 31, 2021, including equity grants from prior years.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(a)(b)

Samuel R. Allen	04/09/2020	5,061	287,059.92
	04/15/2021	2,866	162,559.52

Gaurdie Banister Jr.	08/13/2020	2,776	157,454.72
	04/15/2021	2,866	162,559.52

Wesley G. Bush	04/09/2020	5,061	287,059.92
	04/15/2021	2,866	162,559.52

Richard K. Davis	04/09/2020	5,061	287,059.92
	04/15/2021	2,866	162,559.52

Debra L. Dial	04/15/2021	2,866	162,559.52

Jeff M. Fettig	04/09/2020	5,061	287,059.92
	04/15/2021	2,866	162,559.52

Jacqueline C. Hinman	04/09/2020	5,061	287,059.92
	04/15/2021	2,866	162,559.52

Luis Alberto Moreno	04/15/2021	2,866	162,559.52

Jill S. Wyant	04/09/2020	5,061	287,059.92
	04/15/2021	2,866	162,559.52

Daniel W. Yohannes	04/09/2020	5,061	287,059.92
	04/15/2021	2,866	162,559.52

(a)

Includes RSUs granted to non-employee Directors that vest on the second anniversary of the grant date. RSUs that have vested and will settle in actual shares of Dow common stock following separation of service are shown in the Beneficial Ownership of Company Stock table on page 55 of this Proxy Statement.

(b)	Market values are based on the December 31, 2021 closing stock price of $56.72 per share of Dow common stock.

2022 | Dow Proxy Statement	54

Beneficial Ownership of Company Stock

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table presents information as of February 1, 2022, regarding the beneficial ownership of Dow’s common stock by (i) each Director and Director nominee, (ii) each NEO, and (iii) all Directors and executive officers as a group:

Name(a)	Current Shares Beneficially Owned(b)	Rights to Acquire Beneficial Ownership of Shares(c)	Total	Percent of Shares Beneficially Owned(d)

Samuel R. Allen	1,329	2,745	4,074	*

Gaurdie Banister Jr.	3,585	0	3,585	*

Wesley G. Bush	26,093	3,380	29,473	*

Richard K. Davis	11,117	3,380	14,497	*

Jerri DeVard	0	0	0	*

Debra L. Dial	0	0	0	*

Jeff M. Fettig	68,436	3,380	71,816	*

Jim Fitterling	235,615	896,860	1,132,475	*

Jacqueline C. Hinman	723	3,380	4,103	*

Luis Alberto Moreno	0	0	0	*

John M. Sampson	3,422	8,286	11,708	*

A. N. Sreeram	86,744	165,874	252,618	*

Howard Ungerleider	135,557	752,016	887,573	*

Amy E. Wilson	5,118	231,698	236,816	*

Jill S. Wyant	0	0	0	*

Daniel W. Yohannes	1,723	3,380	5,103	*

Total	579,463	2,074,379	2,653,842	0.36%

Total of All Directors and Executive Officers as a Group (23 persons)(e)	708,473	2,819,989	3,528,462	0.48%

Totals in the above table might not equal summation of the columns due to rounding.

*	Less than 1% of the total shares of Dow common stock outstanding.

(a)	c/o Dow Inc., 2211 H.H. Dow Way, Midland, Michigan 48674.

(b)

Amounts reflect beneficial ownership as calculated under SEC rules. Except as otherwise noted and for shares held by a spouse and other members of the person’s immediate family who share a household with the named person, the named persons have sole voting and investment power over the indicated number of Dow shares. Amounts also include all Dow shares held in trust over which the person has or shares voting or investment power, or shares held in trust for the benefit of the named party in The Dow Chemical Company Employees’ Savings Plan as of December 31, 2021. None of the shares are pledged as security by the named person. Beneficial ownership of some or all of the shares listed may be disclaimed.

(c)

Includes any Dow shares that the person could acquire through April 2, 2022, by (1) exercise of outstanding Stock Options; or (2) the delivery of RSUs or PSUs, including RSUs granted to non-employee Directors that have vested and will settle in actual shares of Dow common stock following separation of service. RSUs granted to non-employee Directors that will vest on the second anniversary of the grant date are shown in the Non-Employee Directors Outstanding Equity Awards table on page 54 of the Proxy Statement.

(d)	The percentage of shares beneficially owned is calculated based on the number of shares of common stock outstanding as of January 31, 2022.

(e)	Includes Directors, Director nominees, NEOs and Executive Officers.

55	2022 | Dow Proxy Statement

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS

The following table presents information known to Dow, regarding the beneficial ownership of Dow’s common stock by holders of more than 5 percent of the outstanding shares of Dow’s common stock:

Name	Current Shares Beneficially Owned		Percent of Shares Beneficially Owned(a)

State Street Corporation	38,892,337	(b)	5.3%

BlackRock, Inc.	45,736,144	(c)	6.2%

The Vanguard Group	60,006,636	(d)	8.7%

(a)	The percentage of shares beneficially owned is calculated based on the number of shares of common stock outstanding as of January 31, 2022.

(b)

Based on a Schedule 13G filed by State Street Corporation on February 10, 2022 with the SEC reporting beneficial ownership of Dow common stock as of December 31, 2021. State Street Corporation has shared voting power over 29,759,420 shares of Dow common stock and shared dispositive power over 38,886,663 shares of Dow common stock. State Street Corporation address is 1 Lincoln Street, Boston, Massachusetts 02111.

(c)

Based on a Schedule 13G/A filed by BlackRock, Inc. on February 3, 2022 with the SEC reporting beneficial ownership of Dow common stock as of December 31, 2021. BlackRock, Inc. has sole voting power over 38,711,542 shares of Dow common stock and sole dispositive power over 45,736,144 shares of Dow common stock. BlackRock, Inc.’s address is 55 East 52nd Street, New York, New York 10055.

(d)

Based on a Schedule 13G/A filed by The Vanguard Group on February 9, 2022 with the SEC reporting beneficial ownership of Dow common stock as of December 31, 2021. The Vanguard Group has shared voting power over 1,222,535 shares of Dow common stock, sole dispositive power over 60,670,199 shares of Dow common stock and shared dispositive power over 3,076,454 shares of Dow common stock. The Vanguard Group’s address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

2022 | Dow Proxy Statement	56

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Compensation Discussion & Analysis

2022 | Dow Proxy Statement	57

DEFINED TERMS

Capitalized terms, not otherwise defined in this Proxy Statement, have the meaning ascribed below:

2022 Meeting	2022 Annual Meeting of Stockholders of Dow Inc.

Annual Performance Award	Annual cash incentive program

Board	Board of Directors of Dow Inc.

CD&A	Compensation Discussion & Analysis

CEO	Chief Executive Officer

CFO	Chief Financial Officer

Committee	In the CD&A section, Compensation and Leadership Development Committee

Company	Dow Inc. and its consolidated subsidiaries; all references to “we,” “us,” and “our” refer to the Company

Compensation Peer Group	Peer group utilized for market comparisons, benchmarking and setting executive and non-employee director compensation

Cumulative Cash from Operations	Cash provided by operating activities—continuing operations

Dow	Dow Inc. and its consolidated subsidiaries

EBIT	Earnings before interest and taxes

EDP	Elective Deferral Plan

ERG	Employee Resource Group—voluntary employee-led groups that foster inclusion at Dow and in the community

ESG	Environmental, Social and Governance

Free Cash Flow	“Cash provided by operating activities—continuing operations,” less capital expenditures (non-GAAP)

GHG	Greenhouse gas

ID&E	Inclusion, Diversity and Equity

LTI	Long-term incentive

NEO	Named Executive Officer

Net-zero carbon emissions	Reduction of Scope 1 and 2 carbon dioxide emissions, including offsets from technology advancements

NYSE	New York Stock Exchange

Operating EBIT	Earnings (i.e., “Income from continuing operations before income taxes”) before interest, excluding the impact of significant items (non-GAAP)

Operating ROC	Net operating profit after tax (excluding significant items) divided by total average capital (non-GAAP), also referred to as ROIC

PSU	Performance stock unit

R&D	Research & Development

Relative TSR	Percentile ranking against the TSR Peer Group of stock price appreciation plus dividends paid

ROC	Return on capital

RSU	Restricted stock unit

SEC	U.S. Securities and Exchange Commission

STEM	Science, Technology, Engineering and Math

SVP	Senior Vice President

TDCC	The Dow Chemical Company

TSR	Total shareholder return

TSR Peer Group	Peer group utilized to measure Relative TSR performance within the performance share programs

WEF	World Economic Forum

Zero-carbon emissions

Reduction of Scope 1, 2 and 3 carbon emissions, including offsets from product benefits and technology advancements

Dow’s 2050 carbon neutrality target refers to Dow’s intention to achieve zero-carbon emissions by 2050

58	2022 | Dow Proxy Statement

CD&A Executive Summary

ABOUT DOW

Dow (NYSE: DOW) combines global breadth; asset integration and scale; focused innovation and materials science expertise; leading business positions; and environmental, social and governance (ESG) leadership to achieve profitable growth and deliver a sustainable future. The Company’s ambition is to become the most innovative, customer centric, inclusive and sustainable materials science company in the world. Dow’s portfolio of plastics, industrial intermediates, coatings and silicones businesses delivers a broad range of differentiated, science-based products and solutions for its customers in high-growth market segments, such as packaging, infrastructure, mobility and consumer applications. Dow operates 104 manufacturing sites in 31 countries and employs approximately 35,700 people. Dow delivered net sales of approximately $55 billion in 2021. For more information, please visit www.dow.com or follow @DowNewsroom on Twitter. The Company’s website, reports and social media feeds are not part of or incorporated by reference into this Proxy Statement.

How Do We Deliver a Sustainable Future?

Every answer starts with asking the right questions. At Dow, these questions and the pursuit of solutions for the world’s toughest challenges drive us to fulfill our purpose—to deliver a sustainable future for the world through our materials science expertise and collaboration with our partners. It’s also why we aim to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world.

Together, our ambition and purpose inspire us to deliver innovative, sustainable solutions that transform our world. They motivate us to continuously improve how we interact with our customers and partners as we strive to be easy, enjoyable and effective to work with … and they command us to foster a culture where differences are an advantage.

We know our materials science drives innovations that benefit our customers, our Company, investors and our communities, and are pivotal to helping deliver a more sustainable future for people and planet.

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2021 Financial and

ESG Performance Highlights

1	Baseline year is 2020.

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1	For a detailed list of our industry peers, see the Definitions section of the Appendix.
2	Launched in 2020, Dow ACTs (Advocacy, Community and Talent) is a strategic framework outlining a set of actions Dow is taking to address systemic racism and racial injustice.

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NAMED EXECUTIVE OFFICERS

This Compensation Discussion & Analysis (“CD&A”) discusses the compensation of the following Named Executive Officers (“NEOs”):

NEO	Title

Jim Fitterling	Chairman and Chief Executive Officer

Howard Ungerleider	President and Chief Financial Officer

John M. Sampson	Senior Vice President, Operations, Manufacturing & Engineering

A. N. Sreeram	Senior Vice President, Research & Development and Chief Technology Officer

Amy E. Wilson	General Counsel and Corporate Secretary

2021 NEO PERFORMANCE SUMMARY

In determining 2021 compensation decisions, the Committee assessed each NEO’s individual performance for achievements linked to the Company’s performance, as well as how each NEO demonstrated leadership commitment to the Company’s ambition to be the most innovative, inclusive, and sustainable materials sciences company in the world. Listed below are individual performance achievements as of December 31, 2021 that were considered by the Committee. Diversity characteristics are based on information self-identified by each NEO; age is as of April 14, 2022.

JIM FITTERLING Chairman and Chief Executive Officer Age: 60 White/Man/LGBTQ+

Key Responsibilities:

As Chairman of the Board and CEO, Mr. Fitterling is responsible for setting and overseeing the Company’s strategic direction and priorities, overall business results, organizational health, culture, and corporate responsibility.

2021 Achievements Include:

✓  Continued to maintain the lowest-ever Company recordable injury rate, well in advance of the 2025 Sustainability Goal target.

✓  Demonstrated leadership, resiliency, and agility in response to unprecedented weather events (i.e., Winter Storm Uri and Hurricanes Ida and Nicholas) during ongoing COVID-19 pandemic, using Dow’s Crisis Management System.

✓  Achieved historical Operating EBIT record of $9.5 billion, ~50% above previous high in 2018 (pro forma results), supported by top- and bottom-line growth in all operating segments.

✓  Delivered $5.6 billion of Free Cash Flow, or $6.6 billion excluding a $1 billion elective contribution to U.S. pension plans.

✓  Returned >$3 billion to shareholders, up 40% vs 2020.

✓  Hosted Dow’s first investor day since spin, a best-in-class event that highlighted our 2030 and 2050 net-zero carbon dioxide emissions reduction plans and path to deliver >$3 billion underlying earnings growth.

✓  Entered into eight new renewable and cleaner power purchase agreements spanning across Europe and the Americas, set to reduce Dow’s Scope 2 emissions by 600,000 metric tons of carbon dioxide/year.

✓  Enhanced accountability across the organization by expanding inclusion metric in 2021 Performance Award to people leaders globally.

✓  Completed more than 740 investor engagements, reaching ~75% of our institutional share base, including CEO-led executive participation at 26 events.

✓  Successfully launched first comprehensive, integrated ESG report – INtersections – receiving ‘best in class’ recognition for analyst table disclosures.

✓  Named for the first time ever to the Great Place to Work® and Fortune 100 Best Companies to Work For® and Best Workplaces in Manufacturing Lists.

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HOWARD UNGERLEIDER President and Chief Financial Officer Age: 53 White/Man

Key Responsibilities:

As President and CFO, Mr. Ungerleider serves as a member of Dow’s most senior executive committee that sets the strategic direction, defines priorities, establishes corporate policy, and manages governance and enterprise-level decisions for the Company. He has executive oversight for Dow Finance, Public Affairs, Government Affairs, Purchasing and Integrated Supply Chain.

2021 Achievements Include:

✓  Delivered record-breaking financial performance with Operating EBIT of $9.5 billion, ~50% above previous high in 2018 (pro forma results).

✓  Generated $5.6 billion of Free Cash Flow, or $6.6 billion excluding a $1 billion elective contribution to U.S. pension plans.

✓  Hosted Dow’s first investor day since spin, a best-in-class event that highlighted our strategic priorities and clear financial goals to continue delivering disciplined value growth.

✓  Decreased gross debt by $2.4 billion, while returning >$3 billion to shareholders and securing S&P and Fitch credit ratings upgrades; reduced annual net interest expense by >$100 million.

✓  Co-chaired crisis management team that successfully managed key events throughout the year, notably significant weather-related events on the U.S. Gulf Coast (i.e., Winter Storm Uri and Hurricanes Ida and Nicholas).

✓  Completed more than 740 investor engagements, reaching ~75% of our institutional share base, including CFO-led executive participation at 12 events.

✓  Successfully led advocacy supporting pension smoothing legislation, saving ~$300-500 million.

✓  Demonstrated strong ESG leadership through improved governance and strategic actions aligned to commitments; identified top 15 key ESG disclosure gaps with 93% on track to be closed by 2022 reporting cycle.

✓  Increased Company-wide average employee satisfaction by 5 percentage points year-over-year; achieved 0% African American attrition; and ERG participation increased 4 percentage points year-over-year.

✓  Moved up 9 places to be recognized as #9 on the 2021 HERoes Women 50 Advocates List for driving change for workplace diversity.

JOHN M. SAMPSON Senior Vice President, Operations, Manufacturing & Engineering Age: 61 Black/Man

Key Responsibilities:

As Senior Vice President of Operations, Manufacturing & Engineering, Mr. Sampson presides over the Operations Leadership Team and is accountable for the global Operations organization consisting of more than 20,000 employees. He is a member of Dow’s Leadership Team, responsible for executing the Company’s strategy, and is accountable for the Company’s productivity and performance.

2021 Achievements Include:

✓  Led efforts to implement and introduce the Forward with Purpose Operations Strategy which reshapes continuous improvement capabilities, tools, and work execution.

✓  Actively engaged in creating an inclusive workplace across the Company, including serving as the Executive Sponsor for Dow’s Disability Employee Network (DEN) ERG and progressing external service and supplier diversity programs.

✓  Served as co-chair for the Corporate Crisis Management Team and has implemented risk mitigating actions to minimize impact of ongoing COVID-19 pandemic for critical workers reporting onsite, resulting in no significant business interruptions within our manufacturing sites in 2021.

✓  Provided visible leadership through significant weather-related events on the U.S. Gulf Coast (i.e., Winter Storm Uri and Hurricanes Ida and Nicholas).

✓  Leading efforts toward Dow’s path to zero-carbon emissions through advanced optimization initiatives at our manufacturing sites.

✓  Maximized the value of investment in planned maintenance turnarounds through demonstrated improvements in the significant work process and deployment of digital capabilities.

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A.N. SREERAM Senior Vice President, Research & Development and Chief Technology Officer Age: 54 Asian/Man

Key Responsibilities:

As Senior Vice President of Research & Development and Chief Technology Officer, Dr. Sreeram is responsible for accelerating new product commercialization through strategic collaboration with Dow’s businesses and customers. He leads a vibrant R&D organization at Dow focused on step-change technology development aligned with end market demand.

2021 Achievements Include:

✓  Achieved R&D Environment, Health and Safety goals with lower Injury & Illness rates than target.

✓  Led the R&D team through several carbon dioxide emissions reducing process technology milestones including the launch of the first ever end-of-life mattress foam recycling through Dow’s RENUVATM program.

✓  Continued strong focus in R&D to create an inclusive workplace, including achieving our most successful recruiting class of underrepresented minority PhD students though our virtual BEST symposium targeting diverse job applicants.

✓  Actively engaged with customers to strengthen existing relationships and identify opportunities for diversified collaboration in new areas (e.g., packaging options with enhanced recyclability), leveraging focus on corporate emissions and sustainability.

✓  Delivered strong innovation product margin differential for Dow’s Innovation product portfolio.

✓  Received recognitions for numerous Dow researchers, product & process innovations, including six Edison awards (5 at Gold level), R&D 100 Awards from R&D Magazine, Ringier, Business Intelligence Group Sustainability and Innovation, Top 100 Global Innovators Innovating for a Green Future, and the Clarivate Analytics Global Innovator list.

AMY E. WILSON General Counsel and Corporate Secretary Age: 51 White/Woman

Key Responsibilities:

As General Counsel and Corporate Secretary, Ms. Wilson serves as a member of Dow’s most senior executive committee that sets the strategic direction, defines priorities, establishes corporate policy, and manages governance and enterprise-level decisions for the Company. She has executive oversight for the Office of the Corporate Secretary, Legal, the Office of Ethics and Compliance, and Dow Aviation.

2021 Achievements Include:

✓  Led the formation of a cross-functional ESG steering team to drive efficiency through coordination and information sharing, support strategic initiatives, and provide oversight of critical enterprise projects such as Dow’s annual INtersections ESG report.

✓  Served on the Company’s crisis management team for the ongoing COVID-19 pandemic and response to unprecedented weather events on the U.S. Gulf Coast (i.e., Winter Storm Uri and Hurricanes Ida and Nicholas), including leadership for several regulatory and legal challenges related to these events.

✓  Coordinated successful virtual 2021 Annual Meeting of Stockholders and facilitated investor engagement.

✓  Continued strong focus to create an inclusive workplace across the Company, including serving as the Executive Sponsor for GLAD (Dow’s LGBTQ+ ERG) and progressing external service and supplier diversity programs.

✓  Supported regulatory, commercial, and intellectual property activities addressing climate change, carbon emissions, plastics waste, and ESG reporting.

✓  Led the Legal team through several milestones, including providing critical M&A support, driving successful Sadara debt re-profiling activities, and ongoing Nova litigation.

✓  Launched comprehensive refreshed training efforts for numerous priorities including trade secret protection and anti-corruption due diligence.

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OBJECTIVES OF DOW’S EXECUTIVE COMPENSATION PROGRAM

The objectives of Dow’s compensation program are set by the Compensation and Leadership Development Committee (“Committee”). While the compensation discussion included in this Proxy Statement focuses on the administration of pay for the Company’s NEOs, the philosophies and programs apply broadly across the Company’s employee population. Dow’s pay for performance programs and offerings—including base pay, the Annual Performance Award and LTI programs—are designed to be equitable and fair.

PAY MIX

Executive compensation is linked strongly to the financial and operational performance of the business. Approximately 80 percent of the CEO’s target annual total compensation is at risk and approximately 73 percent of the other NEOs’ compensation, on average, is at risk.

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KEY EXECUTIVE COMPENSATION PRACTICES

The following summarizes key governance characteristics related to the executive compensation programs in which the NEOs participate:

✓ Strong pay for performance alignment among executive compensation outcomes, individual performance and Company financial and ESG performance

✓ Stockholder engagement and feedback considered in executive compensation design

✓ Compensation program structure designed to discourage excessive risk taking

✓ No change-in-control agreements

✓ No excise tax gross-ups

✓ Modest perquisites

✓ Carefully considered Compensation Peer Group with regular Committee review

✓ Each component of target pay benchmarked to median of either the Compensation Peer Group or similarly situated companies from the general market, as applicable

✓ Stock ownership requirements of six times base salary for the CEO and four times base salary for the other NEOs

✓ Clawback policy

✓ Anti-hedging/anti-pledging policies applicable to Directors and executive officers

✓ Stock incentive plans prohibit option repricing, reloads, exchanges and options granted below market value without stockholder approval

✓ 100% independent Committee

✓ Independent Compensation Consultant reporting to the Committee

✓ Regular review of the Committee Charter to ensure best practices and priorities

STOCKHOLDER ENGAGEMENT

At the 2021 Annual Meeting of Stockholders, 95 percent of the votes cast by stockholders supported Dow’s advisory vote on executive compensation. Throughout the year, select members of the Board and members of the management team continued extensive outreach to stockholders, engaging with investors who collectively held approximately 75 percent of outstanding shares of common stock of the Company held by institutional stockholders. During this outreach, the management team and in some cases, members of the Board updated investors on a range of topics, and also gained an understanding of the perspectives and concerns of investors. The Board and management team carefully consider the feedback from these meetings, as well as stockholder support for our most recent advisory vote on executive compensation, when reviewing the business, corporate governance and executive compensation profiles.

The Company continually evaluates enhancements to our corporate governance, ESG and executive compensation practices, and appreciates engaging key stakeholders, including our stockholders, in the evaluation of these enhancements. For example as a result of our stockholder engagement, we made the decision to enhance the link between ESG metrics and executive compensation by including performance metrics related to Dow’s sustainability targets, including climate and carbon goals, in our Performance Share Unit program design.

For more information about Dow’s engagement process and demonstrated effectiveness, please see the section titled “Stockholder Engagement” on page 27.

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RESPONSE TO THE COVID-19 PANDEMIC

Dow acted quickly in response to the COVID-19 pandemic, and continues to maintain a disciplined management approach to support employees, customers and the community. The Company keeps a firm focus on sustaining safety, business continuity, financial flexibility and operational resilience in response to economic uncertainty and an uneven recovery. The Company continuously encourages its workforce to practice safe behaviors in the workplace and while away from work to help prevent community spread of COVID-19.

The Board and its Committees receive updates by management during the ongoing COVID-19 pandemic. As noted in the Company’s 2021 Proxy Statement, in February 2021, after evaluating the impact of the pandemic on the Company, the Compensation and Leadership Development Committee (the “Committee”) approved a modification to the 2020-2022 Performance Share Program due to the onset of the COVID-19 pandemic within a month of the Committee’s original approval of the program. In doing so it took into account the overall plan design and compensation philosophy, the Company’s financial performance, market benchmarking and guidance from the Committee’s Independent Compensation Consultant. The approved changes to the 2020-2022 Performance Share Program included a cap on the total maximum payout at 100 percent, subject to modification based on Relative TSR. No other modifications were made to the Company’s compensation or incentive programs as a result of the COVID-19 pandemic. For more information about the 2020 program modification, please see the section titled “Long-Term Incentive Compensation” on page 71.

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Executive Compensation and Benefits

COMPONENTS OF EXECUTIVE COMPENSATION AND BENEFITS

The objectives of Dow’s compensation program are set by the Compensation and Leadership Development Committee. While the compensation discussion included in this Proxy Statement focuses on the administration of pay for the Company’s NEOs, the philosophies and program apply broadly across the Company’s employee population. Dow’s pay for performance programs and offerings—including Base Pay, the Annual Performance Award and LTI programs—are designed to be equitable and fair. Executives receive a mix of fixed and variable components of compensation that are aligned with the compensation philosophy as highlighted in the chart below:

Component	Form	Philosophy

Base Salary	Cash	Provide a competitive fixed rate of pay recognizing different levels of responsibility and performance within the Company.

Annual Cash Incentive	Performance Award	Reward employees for achieving critical annual financial and operational Company goals.

LTI	PSUs (65%)	Motivate employees and reward the achievement of specified financial goals and superior Relative TSR performance over a three-year period.
	Stock Options (20%)	Provide an incentive for long-term creation of stockholder value.
	RSUs (15%)	Help the Company retain its NEOs and other key employees and promote stock ownership.

Other	Health, Welfare and Retirement Programs	Executives generally participate in the same benefit programs that are offered to other salaried employees. Dow benefits are designed to provide market competitive benefits to protect employees’ and their covered dependents’ health and welfare and provide retirement benefits.
	Perquisites	Limited perquisites are provided to executives to facilitate strong performance on the job and to enhance their personal security and productivity.

2021 COMPENSATION DECISIONS

The following information relates to Dow’s 2021 compensation program as applicable to the NEOs.

Base Salary

Base salary is a fixed portion of compensation based primarily on an individual’s skills, job responsibilities and experience, as well as more subjective factors such as the assessment of individual performance by the Committee, with input from the Independent Compensation Consultant. Base salaries for executives are benchmarked against similar jobs and are targeted at the median of the Compensation Peer Group, after adjusting for each company’s revenue size.

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2021 Base Salary Decisions

The table below shows the annual base salaries for the NEOs as of December 31, 2021 and their respective increases for the year 2021 as determined by the Committee in February 2021. This information may be different from the base salary provided in the Summary Compensation Table, which reflects actual base pay received for 2021. Each of Mr. Ungerleider’s and Dr. Sreeram’s increase by 3 percent was consistent with the recommended salary adjustments provided to Dow’s salaried employee population. Mr. Fitterling received a 4 percent increase and Ms. Wilson and Mr. Sampson received an increase of 8 percent and 12 percent, respectively, based upon the Committee’s review of their experience in their respective roles and on benchmarking against base salaries for comparable positions within the Compensation Peer Group and as recommended by the Independent Compensation Consultant.

BASE SALARY YEAR OVER YEAR CHANGE

Name	2020 Base Salary ($)	2021 Base Salary ($)	Percent Change in Base Salary

Jim Fitterling	1,500,000	1,565,000	4%

Howard Ungerleider	1,177,871	1,213,207	3%

John M. Sampson	600,000	672,000	12%

A. N. Sreeram	835,524	860,590	3%

Amy Wilson	669,913	723,506	8%

Annual Performance Award

As the Company moves forward with our ambitions and financial objectives, the annual cash incentive program is designed to reward employees for achieving Dow’s most critical financial and operational goals. Based on feedback from investors, benchmarking, management’s recommendation and input from the Independent Compensation Consultant, the Committee determined that Operating EBIT, Free Cash Flow and ESG metrics were aligned with the Company’s stated goals to its stakeholders, including employees and stockholders. In setting the goals for each metric, the Committee considered actual 2020 business results, the 2021 business plan and expected global macroeconomic conditions. The target goal is typically set at a level consistent with the Company’s expected business plan with thresholds and maximums representing a reasonable risk/reward profile for the metric. Actual award payouts are determined following the completion of the program year by measuring actual performance against each metric target goal.

2021 Performance Award Design and Metrics

As depicted below, the award earned under the 2021 Performance Award is equal to an individual’s target award multiplied by the performance related to Operating EBIT, Free Cash Flow and ESG metrics. The payout is adjusted by the individual performance factor assessment, which includes safety performance. The final award value ranges from 0 percent to 200 percent of target.

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Operating EBIT: Operating EBIT means earnings (i.e., “Income from continuing operations before income taxes”) before interest, excluding the impact of significant items. This metric aligns the Annual Performance Award to the Company’s operating strength, efficiency and profitability; balancing revenue growth with margin expansion.

Free Cash Flow: Free cash flow means “Cash provided by operating activities – continuing operations,” less capital expenditures. For purposes of the Annual Performance Award calculation, adjustments for changes in accounting treatment and large mergers and acquisitions may be considered. This metric aligns the Annual Performance Award to the Company’s capital expenditure efficiency and is an integral financial measure used in the Company’s financial planning process.

Operating EBIT and Free Cash Flow are non-GAAP measures. For definitions and reconciliation to the most directly comparable U.S. GAAP measures, see Select Financial Information in the Appendix and located at investors.dow.com under Financial Reporting.

ESG Metrics: Dow’s commitment toward achieving the Company’s ambition to be the most innovative, customer-centric, inclusive and sustainable materials company in the world is reinforced by including ESG metrics in the Annual Performance Award design. Encouraged by investors and responsive to industry trends and best practice, the addition of ESG metrics supports Dow’s aim to foster economic, environmental and social well-being through operations. The ESG metrics for short term incentives are comprised of several components:

ESG Metrics	Description

Customer Experience

•  Rationale: Customers are critical to Dow, and every employee has an impact on customer loyalty

•  Measurement: Customer Experience Index (CXi) — a quarterly measurement of direct and prospective customer sentiment across every touchpoint with Dow, rated out of 100

Sustainability

•  Rationale: Sustainability is essential to Dow’s long-term value proposition, as it drives responsible behaviors, bottom-line financial results and benefits the communities in which Dow operates

•  Measurement: World-Leading Operations (WLO) Index – a composite index measuring unplanned events, total worker health, environmental stewardship and transportation stewardship

Inclusion[1]

•  Rationale: An inclusive culture with a diverse workforce is an important catalyst for innovation and business success

•  Measurement: Global ERG Participation, Global Representation of Women and U.S. Ethnic Minority Representation – measured as a percentage of Dow’s workforce

1	The inclusion metric is included in the Annual Performance Award targets for approximately 3,000 people leaders and senior leaders which includes the NEOs.

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The 2021 Performance Award target goals and results of the Company component are shown below, with a total Company payout of 177 percent for the NEOs:

Metric			Threshold (50%)	Target (100%)	Maximum (200%)	Weight	2021 Actual	Payout

Operating EBIT			$2.49 billion	$3.55 billion	$4.61 billion	40%	$9.53 billion	200%

Free Cash Flow [1]			$2.07 billion	$2.95 billion	$3.84 billion	40%	$6.57 billion	200%

ESG	Customer Experience (CXi, out of 100)		77	79	81	20%	72	0%
	Sustainability (WLO Index)		67.9%	72.7%	81.2%		75.5%	133%
	Inclusion	Global ERG Participation	49.0%	52.0%	55.0%		52.4%	125%
		Global Representation of Women	28.1%	28.7%	29.3%		28.9%
		U.S. Ethnic Minority Representation	25.1%	25.8%	26.5%		26.0%

Total Payout								177%

1	Free cash flow for the year ended December 31, 2021 reflects a $1 billion elective pension contribution.

PERFORMANCE AWARD DETAILED CALCULATION

The payouts under the 2021 Performance Award program to each of the NEOs is shown below:

Name	Year End Base Salary ($)	Target Percent	Target Amount ($)	Company Component	Individual Factor- Committee Assessment	Total Payout Percent	Total Payout Amount ($)

Jim Fitterling	1,565,000	175%	2,738,750	177%	105%	186%	5,089,967

Howard Ungerleider	1,213,207	120%	1,455,848	177%	100%	177%	2,576,852

John M. Sampson	672,000	90%	604,800	177%	105%	186%	1,124,021

A. N. Sreeram	860,590	95%	817,561	177%	100%	177%	1,447,082

Amy Wilson	723,506	100%	723,506	177%	100%	177%	1,280,606

Long-Term Incentive Compensation

Each year, the Company grants equity-based LTI awards to leaders and key employees who demonstrate high performance and contribute to long-term stockholder value creation under the terms of the Dow Inc. 2019 Stock Incentive Plan. These awards are designed to motivate and reward employees to deliver against the Company’s performance goals, support the retention of top talent, and create ownership alignment with stockholders. As with Dow’s approach for all elements of compensation, LTI grant levels are targeted at the median of the Compensation Peer Group for comparable positions. Company performance and stock price determine the actual payout and value of LTI grants.

LTI Award Decisions

In February 2021, the Committee and the full Board approved the design and metrics for the 2021-2023 Performance Share Program as well as a modification to the 2020-2022 Performance Share Program due to the onset of the COVID-19 pandemic within a month of the Committee’s original approval through incorporation of program design changes already contemplated for the 2021-2023 Performance Share Program. The Committee also approved a new LTI grant for each NEO, as shown in the Summary Compensation Table, based upon the Compensation Peer Group median LTI values and reflective of the mix of LTI vehicles described in the table below. In February 2022, the Committee and the full Board approved the results of the 2019-2021 Performance Share Program and the design and metrics for the 2022-2024 Performance Share Program.

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In determining the design and metrics, the Committee considered feedback from investors, benchmarking, management’s recommendation and input from the Independent Compensation Consultant. In setting the goals for each metric, the Committee considered actual business results, the business plan and expected global macroeconomic conditions. The target goal is typically set at a level consistent with the Company’s expected business plan with thresholds and maximums representing a reasonable risk/reward profile for the metric.

LTI Vehicle	2021 LTI Award Mix	Vesting Terms and Other Conditions

PSUs	65%

PSUs can be earned after a three-year performance period based on the following metrics:

•   Operating ROC

•   Cumulative Cash from Operations

•   Relative TSR

Performance for each individual metric ranges from 0 percent to 200 percent of the target, with a total maximum payout capped at 200 percent for the combined total of Operating ROC plus Cumulative Cash from Operations, even when considering modification based on Relative TSR.

Accumulated dividend equivalents are paid only on earned shares after the three-year performance period has ended.

Stock Options	20%	The exercise price equals the closing stock price of Dow common stock on the grant date. Options generally vest, pro rata, in one-to-three year periods and expire after ten years.

RSUs	15%	RSUs vest after three years. During the vesting period, holders of outstanding RSU grants receive quarterly cash payments equal to the dividend paid on the equivalent shares of Dow common stock.

Operating ROC: Operating ROC measures how effectively a company has utilized the money invested in its operations and is calculated as net operating profit after tax (excluding significant items) divided by total average capital. Net operating profit after tax (excluding significant items) is a net income measure the Company uses in presentations to investors that excludes net income attributable to noncontrolling interests, and interest expense, exclusive of the significant items.

Operating ROC is a non-GAAP measure. For definitions and reconciliation to the most directly comparable U.S. GAAP measures, see Select Financial Information in the Appendix and located at investors.dow.com under Financial Reporting.

The target goal represents the expected level of Operating ROC over the three-year performance period while the threshold goal represents the minimum level of performance that would warrant any payout and the maximum goal represents stretch performance that would warrant a maximum payout.

Cumulative Cash from Operations: Cumulative Cash from Operations represents the amount of cash generated by the Company’s ongoing core business over the defined period. It is calculated as “cash provided by operating activities—continuing operations,” over the defined period. The target goal represents the expected level of Cumulative Cash from Operations over the three-year performance period while the threshold goal represents the

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minimum level of performance that would warrant any payout and the maximum goal represents stretch performance that would warrant a maximum payout.

Relative TSR: TSR is defined as stock price appreciation plus dividends paid. The peer group used for Relative TSR is the TSR Peer Group. For Dow and each company in the TSR Peer Group, a beginning price using a thirty trading day averaging period at the beginning of the performance period and an ending price using a thirty trading day averaging period at the end of the performance period are calculated and used to create a percentile ranking to develop a relative performance metric for purposes of compensation.

Relative TSR is utilized as a modifier with a 75 percent factor for performance in the bottom quartile and a 125 percent factor for performance in the top quartile.

TSR Peer Group: The Committee selects the TSR Peer Group that represents the broadest and most reliable measurement to assess TSR for the performance share programs. The TSR Peer Group is comprised of companies that Dow benchmarks for financial performance that are technology-based and manufacturing-based global companies. Selecting peer companies within similar industries reduces the potential impact (positively or negatively) of sector rotation.

TSR Peer Group

Arkema S.A.

BASF Corporation

Celanese Corporation

Chevron Corporation

Covestro AG

Eastman Chemical Company

Exxon Mobil Corporation

Huntsman Corporation

LyondellBasell Industries N.V.

Phillips 66

Shin-Etsu Chemical Co., Ltd.

Wacker Chemie AG

Westlake Chemical Corporation

2019-2021 Performance Share Program Results

The 2019 program was based on Operating ROC as the key performance metric and Relative TSR as a modifier. The graphic below presents the overall design, metric goals and the payout result for the 2019 program:

1	The TSR Peer Group for the 2019-2021 Performance Share Program was the S&P 500 Index.

2022 | Dow Proxy Statement	73

2020-2022 Performance Share Program Design

As noted in the Company’s 2021 Proxy Statement, due to the onset of the COVID-19 pandemic within a month of the Committee’s original approval, the Committee approved a modification to the 2020 program through incorporation of program design changes already contemplated for the 2021 program. In considering these modifications, the Committee took into account the overall plan design and compensation philosophy, the Company’s financial performance, market benchmarking and guidance from the Independent Compensation Consultant. As disclosed in the 2021 Proxy Statement, the approved changes to the 2020 program were to add a new metric (Cumulative Cash from Operations), cap the total maximum payout at 100 percent for the combined total of Operating ROC plus Cumulative Cash from Operations subject to upward or downward modification of 25 percent based on Relative TSR, and update the TSR Peer Group. The approved changes resolved the impact due to COVID-19 macroeconomic challenges while improving alignment of the PSU program with investors’ interests going forward, and aligned with the Committee’s decision for the 2021 program design.

The 2020 program is based on Operating ROC and Cumulative Cash from Operations as the key performance metrics, and Relative TSR as a modifier. The graphics below present the overall design and target, maximum and threshold values:

1	Capped at 100% for the combined total of Operating ROC plus Cumulative Cash from Operations, subject to upward or downward modification of 25% based on Relative TSR.

	Operating ROC		Cumulative Cash from Operations		Relative TSR

	Goal	Payout	Goal	Payout	Goal	Payout

Max	10.2%	200%[1]	$20.4 billion	200%[1]	> 75th Pctl	125%

Target	7.9%	100%	$15.7 billion	100%	25th ≤ Target ≤ 75th	100%

Threshold	5.5%	35%	$11.0 billion	35%	< 25th Pctl	75%

1	Capped at 100% for the combined total of Operating ROC plus Cumulative Cash from Operations, subject to upward or downward modification of 25% based on Relative TSR.

74	2022 | Dow Proxy Statement

2021-2023 Performance Share Program Design

Based on feedback from investors, benchmarking, management’s recommendation and input from the Independent Compensation Consultant, the Committee determined that Operating ROC and Cumulative Cash from Operations as key performance metrics for the 2021 program, with Relative TSR as a modifier, were aligned with the Company’s stated goals to its stakeholders, including employees and stockholders. In setting the goals for each metric, the Committee considered actual 2020 business results, the 2021 business plan and expected global macroeconomic conditions. The target goal is typically set at a level consistent with the Company’s expected business plan with thresholds and maximums representing a reasonable risk/reward profile for the metric. The graphics below present the overall design and target, maximum and threshold values:

1	Capped at 200% for the combined total of Operating ROC plus Cumulative Cash from Operations, even when considering modification based on Relative TSR.

	Operating ROC		Cumulative Cash from Operations		Relative TSR

	Goal	Payout	Goal	Payout	Goal	Payout

Max	12.1%	200%[1]	$19.1 billion	200%[1]	> 75th Pctl	125%

Target	9.3%	100%	$14.7 billion	100%	25th ≤ Target ≤ 75th	100%

Threshold	6.5%	35%	$10.3 billion	35%	< 25th Pctl	75%

1	Capped at 200% for the combined total of Operating ROC plus Cumulative Cash from Operations, even when considering modification based on Relative TSR.

2022-2024 Performance Share Program Design

As the Company continues to seek opportunities to align its LTI programs to the Company’s strategy to decarbonize and grow, and based on feedback from investors, benchmarking, management’s recommendation and input from the Independent Compensation Consultant, the Committee determined that including ESG metrics in the 2022-2024 Performance Share Program to drive performance on sustainability targets and carbon and climate goals was aligned with the Company’s stated goals to its stakeholders, including employees and stockholders. The 2022 program design includes enhancements that align with Dow’s stated goal to achieve carbon neutrality by 2050 through increasing its positive impact on customers, business and society, while also supporting Dow’s commitment to reduce its net annual GHG emissions by an additional 15 percent by 2030. The ESG metric is focused on Scope 1, 2 and 3 GHG emission reduction efforts, including a cumulative GHG emission reduction target, as measured against the 2020 baseline previously announced by the Company. The ESG metric represents 20 percent of the 2022 program design.

Consistent with the 2021 program, the Committee determined that Operating ROC and Cumulative Cash from Operations would be key financial performance metrics for the 2022 program, with Relative TSR as a modifier, which together would represent 80 percent of the measured performance.

In setting the goals for each metric, the Committee considered actual 2021 business results, the 2022 business plan, expected global macroeconomic conditions, sustainability targets and carbon and climate goals. The target goal is typically set at a level consistent with the Company’s expected business plan with thresholds and maximums representing a reasonable risk/reward profile for the metric.

2022 | Dow Proxy Statement	75

The graphics below present the overall design:

1	Capped at 200% for the combined total of Operating ROC plus Cumulative Cash from Operations, even when considering modification based on Relative TSR, plus ESG Metrics.

The ESG metrics for the 2022 program includes the following components:

ESG Metrics	Description

Establish: GHG emission reduction plans	Establish GHG emission reduction plans for Scopes 1 and 2 for the top 25 Dow manufacturing sites by year-end 2022. If not achieved, the ESG metric is reduced to the threshold level.

Define: Scope 3 GHG emissions exposure

Define Scope 3 GHG emission exposures by year-end 2023 for:

•   Category 1 (purchased goods and services),

•   Category 3 (fuel and energy-related activities), and

•   Category 9 (transportation/distribution).

If not achieved, the ESG metric is reduced to the threshold level.

Achieve: Cumulative GHG emissions reduction target	Achieve a cumulative GHG emissions reductions target for the three-year performance period compared with the 2020 baseline.

2021 NEO TARGETED TOTAL DIRECT COMPENSATION SUMMARY

In addition to and separate from the Summary Compensation Table, the following table is provided to aid with understanding the annual compensation of the NEOs. The following table lists the targeted total direct compensation for each NEO for the full calendar year ending December 31, 2021:

TOTAL DIRECT COMPENSATION

Name	Base Salary ($)	Target Annual Incentive	Target Annual Incentive ($)	Target LTI ($)	Targeted Total Direct Compensation ($)

Jim Fitterling	1,565,000	175%	2,738,750	12,700,000	17,003,750

Howard Ungerleider	1,213,207	120%	1,455,848	4,520,000	7,189,055

John M. Sampson	672,000	90%	604,800	1,900,000	3,176,800

A. N. Sreeram	860,590	95%	817,561	2,700,000	4,378,151

Amy Wilson	723,506	100%	723,506	2,700,000	4,147,012

76	2022 | Dow Proxy Statement

PERQUISITES

Dow offers perquisites that the Committee believes are reasonable yet competitive in attracting and retaining the executive team.

The Committee, with input from the Independent Compensation Consultant, regularly reviews the perquisites provided to the respective NEOs as part of its overall review of executive compensation. The following outlines the modest perquisites that may be provided to executives:

•	Financial and Tax Planning Support

•	Executive Physical Examination and Related Travel Expenses

•	Executive Excess Umbrella Liability Insurance

•	Home Security Alarm System

•

Personal Travel on Corporate Aircraft and Related Travel Expenses for the CEO, who is required by the Board for security and immediate availability reasons to use corporate aircraft for business and personal travel, and for other NEOs as may be approved under limited circumstances.

For information regarding the perquisites that the NEOs received for the fiscal year ended December 31, 2021, see the column titled “All Other Compensation” of the Summary Compensation Table and the accompanying narrative.

2022 | Dow Proxy Statement	77

The Compensation Process

The Committee, with the support of the Independent Compensation Consultant and management, develops and executes the executive compensation program. The Committee is responsible for recommending compensation for the CEO for approval by the independent Directors and for approving the compensation of all of the other NEOs and executive officers. The Committee annually reviews and evaluates the executive compensation program to ensure that the program is aligned with Dow’s compensation philosophy and with expected performance.

The Committee reviews the following factors, among others, to determine executive and non-employee Director compensation:

•	Competitive analysis: Median levels of compensation for similar jobs and job levels in the market, taking into account revenue relative to the Compensation Peer Group

•	Company performance: Measured against financial metrics and operational targets approved by the Committee, along with Relative TSR against the TSR Peer Group

•	Market landscape: Business climate, economic conditions and other factors

•	Individual roles and performance: Each executive’s experience, knowledge, skills and personal contributions

ROLE OF COMPANY MANAGEMENT

The CEO makes recommendations to the Committee regarding compensation for executive officers after reviewing Dow’s overall performance, each executive’s personal contributions and relevant compensation market data from the Compensation Peer Group for similar jobs and job levels.

ROLE OF THE COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE

The Committee is responsible for establishing Dow’s executive compensation philosophy. The Committee is responsible for approving compensation for the NEOs and executive officers and has broad discretion when setting compensation types and amounts. As part of the review, management and the Committee also review summary total compensation scenarios for the NEOs and consider advice and recommendations from the Independent Compensation Consultant. Additionally, the Committee annually reviews the corporate goals and objectives relevant to the compensation of the CEO. The Committee evaluates the CEO’s performance against the CEO’s objectives and makes recommendations to the independent Directors regarding compensation levels based on that evaluation. The Committee considers compensation market data from the Compensation Peer Group when setting compensation types and amounts for the CEO.

ROLE OF INDEPENDENT BOARD MEMBERS

The independent members of the Board are responsible for assessing the performance of the CEO. They also aid in approving the compensation types and amounts for the CEO.

78	2022 | Dow Proxy Statement

ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT

The Committee retained Mercer as its independent compensation consultant (the “Independent Compensation Consultant”) to advise on executive compensation matters. The Committee annually reviews the criteria necessary for the Independent Compensation Consultant to act independently. The Independent Compensation Consultant’s responsibilities include:

•	Advising the Committee on trends and issues in executive compensation

•	Reviewing and advising the group of companies in the Compensation Peer Group

•	Consulting on the competitiveness of the compensation structure and levels of Dow’s executive officers and non-employee Directors

•	Providing advice and recommendations related to the compensation and design of Dow’s compensation programs

•	Reviewing and advising on all materials provided to the Committee for discussion and approval

•	Participating in Committee meetings as requested and communicating with the Chair of the Committee between meetings

The Independent Compensation Consultant has safeguards and procedures in place to maintain independence in its executive compensation consulting practice, and the Committee determines whether the compensation consultant’s work has raised any conflicts of interest. The safeguards implemented by the Independent Compensation Consultant include a rigidly enforced code of conduct, a policy against investing in client organizations and clear separation between the Independent Compensation Consultant‘s executive compensation consulting and their other administrative and consulting business units from a leadership, performance measurement and compensation perspective. In 2021, the Independent Compensation Consultant and its affiliates provided approximately $2,015,228 in human resources consulting services to Dow unrelated to executive and Director compensation consulting services. The decision to engage the Independent Compensation Consultant to provide these services was made by management and approved by the Committee. In 2021, the Independent Compensation Consultant’s aggregate fees for executive and Director compensation consulting services were $229,150. The Committee has considered factors relevant to the Independent Compensation Consultant’s independence from management under SEC rules and has determined that the Independent Compensation Consultant is independent from management.

COMPENSATION PEER GROUP AND BENCHMARKING

In order to ensure the executive pay program is competitive in attracting, motivating and retaining qualified individuals to work at Dow, and is appropriately aligned to stock price and business performance, Dow maintains a Compensation Peer Group for market comparisons, benchmarking and setting executive and non-employee director compensation. The Compensation Peer Group is periodically evaluated by the Committee to ensure it maintains relevance. Market compensation data for the selected Compensation Peer Group is gathered through compensation surveys conducted by the Independent Compensation Consultant. Dow targets the median of the Compensation Peer Group for all compensation elements. Annual Performance Award targets and LTI grants reflect market median values while actual payouts are dependent on Company and individual performance.

2022 | Dow Proxy Statement	79

Below is Dow’s Compensation Peer Group selected for 2021 and a chart that provides a comparison of revenue.

2021 Compensation Peer Group	1 Reflects last twelve months as of December 31, 2021. Source:S&P Capital IQ
3M Company
Archer Daniels Midland Company
The Boeing Company
Caterpillar Inc.
The Coca-Cola Company
ConocoPhillips
Deere & Company
Eli Lilly and Company
Honeywell International Inc.
Johnson & Johnson
Johnson Controls International Plc
Kimberly-Clark Corporation
Linde PLC
Lockheed Martin Corporation
LyondellBasell Industries N.V.
Mondelez International, Inc.
PepsiCo, Inc.
Pfizer Inc.
The Procter & Gamble Company
Raytheon Technologies Corporation

The Compensation Peer Group is periodically evaluated by the Committee, with support of management and the Independent Compensation Consultant, in consideration of a range of factors, including, but not limited to, industry, size, market capitalization and other factors, and then updated periodically to ensure the companies in the group remain relevant. The 2022 Compensation Peer Group has been reviewed and approved, with no changes from 2021.

80	2022 | Dow Proxy Statement

Other Considerations

STOCK OWNERSHIP GUIDELINES

The Committee believes that Dow’s executives will more effectively align with stockholders’ long-term interests if they hold a minimum number of shares of Dow common stock. Shares used to determine whether the guidelines are met include those held personally or beneficially owned and RSUs subject solely to service-based vesting. Unvested PSUs, and Stock Options whether vested or unvested, do not count towards an executive’s holdings for purposes of calculating the minimum ownership.

Multiple of Salary	2021 Target	2021 Actual

CEO	6X	12X

Other NEOs Average	4X	6X

All Executive Officers Average	4X	5X

Executives have five years from the date they become subject to the guidelines to satisfy the ownership requirement. Executives are also subject to a retention ratio. If, as of the fifth year, an executive has not met his or her requirement, he or she is required to hold 75 percent of the shares (net of taxes) received upon the vesting of RSUs and PSUs and upon the exercise of a Stock Option. Currently, each NEO has met the relevant minimum ownership requirement with the exception of Mr. Sampson and Ms. Wilson, who are expected to be compliant within the relevant five-year window.

SPECULATIVE STOCK TRANSACTIONS; ANTI-HEDGING AND ANTI-PLEDGING POLICY

It is against Dow policy for Directors and executive officers to engage in derivative or speculative transactions in Dow securities. As such, it is against Dow policy for Directors and executive officers to trade in puts or calls in Dow securities, or sell Dow securities short. In addition, it is against Dow policy for Directors and executive officers to hedge or pledge Dow securities or hold Dow securities in margin accounts.

EXECUTIVE COMPENSATION RECOVERY (CLAWBACK) POLICY

As part of its overall corporate governance structure, Dow maintains an executive compensation recovery, or clawback, policy for its executive officers. Under the policy, Dow may recover incentive income based on achievement of quantitative performance targets if an executive officer engaged in grossly negligent conduct or intentional misconduct that resulted in a financial restatement or in any increase in his or her incentive income. Incentive income includes income for this purpose related to the Annual Performance Award and LTI.

COMPENSATION AND RISK MANAGEMENT

The Committee periodically reviews Dow’s compensation policies and practices to determine whether the incentive compensation programs create risks that are reasonably likely to have a material adverse effect on Dow. The evaluation covers a wide range of practices and policies including: the balanced mix between pay elements, the balanced mix between short and long-term programs, caps on incentive payouts, governance processes in place to establish, review and approve goals, use of multiple performance measures, discretion on individual awards, use of stock ownership guidelines, provisions in severance/change-in-control policies, use of a compensation recovery policy, and Committee oversight of compensation programs.

2022 | Dow Proxy Statement	81

Compensation Tables and Narratives

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the Company’s CEO, CFO, and the three other most highly compensated executive officers for the fiscal years ended December 31, 2021, 2020 and 2019:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)(c)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(d)	All Other Compensation ($)(e)	Total ($)	Total Without Change in Pension ($)

Jim Fitterling Chairman and Chief Executive Officer	2021	1,555,000	-	10,706,279	2,540,028	5,089,967	4,634,995	332,623	24,858,892	20,223,897
	2020	1,548,079	-	9,608,666	2,400,057	3,020,475	5,447,988	185,991	22,211,255	16,763,267
	2019	1,369,348	-	8,734,840	2,100,012	-	3,402,151	272,288	15,878,639	12,476,488

Howard Ungerleider President and Chief Financial Officer	2021	1,207,771	-	3,810,605	904,057	2,576,852	542,061	103,813	9,145,158	8,603,097
	2020	1,216,576	-	3,443,303	860,058	1,819,811	1,048,146	87,782	8,475,676	7,427,530
	2019	1,088,906	-	3,453,059	830,001	-	769,594	87,704	6,229,264	5,459,670

John M. Sampson(f) SVP, Operations, M&E	2021	660,923	-	1,602,369	380,061	1,124,021	64,160	153,568	3,985,102	3,920,942

A. N. Sreeram SVP R&D and Chief Technology Officer	2021	856,734	-	2,276,871	540,070	1,447,082	446,432	26,439	5,593,628	5,147,196
	2020	862,979	-	2,162,276	540,054	817,560	756,399	46,348	5,185,616	4,429,217
	2019	772,959	-	3,163,251	520,069	-	587,785	65,418	5,109,483	4,521,698

Amy E. Wilson General Counsel and Corporate Secretary	2021	715,261	-	2,276,871	540,070	1,280,606	798,264	55,856	5,666,928	4,868,664
	2020	683,967	-	2,002,269	500,002	724,511	1,778,408	40,802	5,729,960	3,951,552
	2019	577,780	-	1,872,081	450,077	-	1,287,925	343,902	4,531,765	3,243,840

Totals in the above table might not equal the summation of the columns due to rounding amounts to the nearest dollar.

Note: The base pay salary differences between 2019, 2020, and 2021 reflect the increases detailed in the 2021 Base Salary Decisions table and Dow’s U.S. bi-weekly payroll practice. The number of bi-weekly pay periods in 2019, 2020 and 2021 were 25, 27 and 26 respectively.

Note: In order to show the effect that the year-over-year change in pension value had on total compensation as determined under applicable SEC rules, an additional column is included in this Summary Compensation Table to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total without Change in Pension represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column. The changes in pension value result from many external variables, such as shifting interest rates, that are not related to Company performance. Therefore, Dow does not believe a year-over-year change in pension value is helpful in evaluating compensation for comparative purposes.

(a)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. If valued assuming a maximum payout on the Performance Share Program, the value of the awards would be: Mr. Fitterling $17,601,724; Mr. Ungerleider $6,264,812; Mr. Sampson $2,633,804; Dr. Sreeram $3,742,902; Ms. Wilson $3,742,902. A discussion of the assumptions used in calculating these values can be found in Note 21 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(b)

Amounts represent the aggregate grant date fair value of awards in the year of grant, based on Dow’s valuation for financial accounting purposes which uses the widely accepted Black-Scholes option valuation model and is otherwise computed in accordance with FASB ASC Topic 718. The option value calculated for the NEOs’ grants on February 11, 2021 was $10.37 with an exercise price of $57.67 based on the closing stock price of Dow common stock on the grant date. A discussion of the assumptions used in calculating these values can be found in Note 21 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(c)

Individual results for Non-Equity Incentive Plan Compensation are detailed in the section titled “Annual Performance Award” of the CD&A and reflect amounts paid in 2022 for performance achieved in 2021.

82	2022 | Dow Proxy Statement

(d)

Reflects the aggregate change in the actuarial present value of accumulated pension benefits at age 65 using the actuarial assumptions included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The amounts recorded in this column vary with a number of factors, including the discount rate applied to determine the value of future payment streams. As a result of an increase in prevailing interest rates in the credit markets in 2021, the discount rate used pursuant to pension accounting rules to calculate the present value of future payments increased from 2.75% for fiscal year 2020 to 3.06% for fiscal year 2021. The decrease in pension value resulting from the change in interest rates does not result in any change to the underlying benefits payable to participants under the DEPP. Mr. Sampson participates in the PPA and any increase in his cash balance reflects an increase in annual pay and interest credits. An analysis of the Change in Pension Value for 2021 is shown in the table below.

CHANGE IN PENSION TABLE

Name	Change in Discount Interest Rate ($)	Change in Deferral Period, Benefits, and Other ($)	Total Change ($)

Jim Fitterling	(691,652)	5,326,494	4,634,842

Howard Ungerleider	(188,219)	730,280	542,061

John M. Sampson	0	64,160	64,160

A. N. Sreeram	(139,913)	586,345	446,432

Amy Wilson	(260,668)	1,058,923	798,255

(e)

“All Other Compensation” includes perquisites, other personal benefits and the Company contributions to both qualified and non-qualified defined contribution plans. Perquisites and personal benefits include: personal use of aircraft (as required by the Company for security and immediate availability reasons) and related travel expenses, certain tax reimbursements to the NEOs, financial and tax planning support, home security, executive physical examinations and related travel expenses, personal excess liability insurance premiums, limited use of assistants for personal matters, access to secured parking at the corporate headquarters, and receipt of items at Dow-sponsored customer events. Personal use of aircraft includes use of corporate aircraft for travel to certain outside board meetings and to Company-sponsored executive physicals. The incremental cost to Dow of personal use of Dow aircraft is calculated based on published industry rates by Conklin & de Decker Associates, Inc. for the variable operating costs to Dow including fuel, landing, catering, handling, aircraft maintenance and pilot travel costs. Fixed costs, which do not change based upon usage, such as pilot salaries or depreciation of the aircraft or maintenance costs not related to personal travel, are excluded. The NEOs also are provided a tax reimbursement for taxes incurred when a spouse travels for business purposes as it is sometimes necessary for spouses to accompany NEOs to business functions. These taxes are incurred because of the Internal Revenue Service’s rules governing business travel by spouses and Dow reimburses the associated taxes. No NEO is provided a tax reimbursement for personal use of aircraft. Tax reimbursements may be provided to NEOs for certain Company-provided or reimbursed relocation expenses, if applicable.

The following are additional details associated with other compensation items for 2021:

I.

Mr. Fitterling: Personal use of Company aircraft as required by Company policy for security and immediate availability purposes ($219,875), Company contributions to savings plans ($59,248), and financial and tax planning ($45,000)

II.	Mr. Ungerleider: Company contributions to savings plans ($47,987) and financial and tax planning ($35,336)

III.	Mr. Sampson: Relocation related expenses ($76,689) and tax reimbursement (primarily related to relocation expenses) ($24,512)

IV.	Ms. Wilson: Company contributions to savings plans ($27,184)

(f)

Mr. Sampson started his career with the Company in 1983 and departed to join Olin Corporation as part of the sale of the Company’s chlorine assets in 2015. He was rehired by the Company on October 1, 2020. Pursuant to the terms of the defined benefit pension plans in which Mr. Sampson participated, he received credit for purposes of benefit eligibility for his years of employment service with the Company prior to his 2015 departure. Because the pension liabilities for his pre-2015 service were transferred to Olin Corporation’s pension plan, the associated benefit accruals and years of credited service (for benefit accrual purposes) were not restored.

2022 | Dow Proxy Statement	83

GRANTS OF PLAN-BASED AWARDS

The following table provides additional information about plan-based compensation for the fiscal year ended December 31, 2021, disclosed in the Summary Compensation Table:

Name	Grant Date	Date of Action by the Compensation Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(a)			Estimated Future Payouts Under Equity Incentive Plan Awards(b)			All Other Stock Awards: Number of Shares of Stock or Units (#)(c)	All Other Option Awards: Number of Securities Underlying Options (#)(d)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(e)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Jim Fitterling	2/10/2021	2/10/2021	-	2,738,750	5,477,500
	2/11/2021	2/11/2021				-	143,150	286,300				8,800,862
	2/11/2021	2/11/2021							33,040			1,905,417
	2/11/2021	2/11/2021								244,940	57.67	2,540,028

Howard Ungerleider	2/10/2021	2/10/2021	-	1,455,848	2,911,697
	2/11/2021	2/11/2021				-	50,950	101,900				3,132,406
	2/11/2021	2/11/2021							11,760			678,199
	2/11/2021	2/11/2021								87,180	57.67	904,057

John M. Sampson	2/10/2021	2/10/2021	-	604,800	1,209,600
	2/11/2021	2/11/2021				-	21,420	42,840				1,316,902
	2/11/2021	2/11/2021							4,950			285,467
	2/11/2021	2/11/2021								36,650	57.67	380,061

A. N. Sreeram	2/10/2021	2/10/2021	-	817,561	1,635,121
	2/11/2021	2/11/2021				-	30,440	60,880				1,871,451
	2/11/2021	2/11/2021							7,030			405,420
	2/11/2021	2/11/2021								52,080	57.67	540,070

Amy Wilson	2/10/2021	2/10/2021	-	723,506	1,447,012
	2/11/2021	2/11/2021				-	30,440	60,880				1,871,451
	2/11/2021	2/11/2021							7,030			405,420
	2/11/2021	2/11/2021								52,080	57.67	540,070

(a)	Performance Award program as described in the section titled “Annual Performance Award” of the CD&A.

(b)	PSUs as described in the section titled “Long-Term Incentive Compensation” of the CD&A. Maximum amount represents payout at 200% reflecting overall program cap.

(c)	RSUs as described in the section titled “Long-Term Incentive Compensation” of the CD&A.

(d)	Stock Option awards as described in the section titled “Long-Term Incentive Compensation” of the CD&A.

(e)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes consistent with the values shown in the Summary Compensation Table.

84	2022 | Dow Proxy Statement

OUTSTANDING EQUITY AWARDS

The following table lists outstanding equity grants for each NEO as of December 31, 2021, including outstanding equity grants from past years.

Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)		Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)

Jim Fitterling	02/14/2014	10,998		47.31	02/14/2024	n/a		n/a	n/a	n/a
	02/13/2015	94,395	-	50.07	02/13/2025	n/a		n/a	n/a	n/a
	02/12/2016	128,487	-	46.60	02/12/2026	n/a		n/a	n/a	n/a
	02/10/2017	97,436	-	61.97	02/10/2027	n/a		n/a	n/a	n/a
	02/15/2018	102,415	-	72.77	02/15/2028	n/a		n/a	n/a	n/a
	04/11/2019	175,220	87,610	54.89	02/11/2029	27,743	(e)	1,573,583	124,340	7,052,565
	02/13/2020	135,826	271,654	48.30	02/13/2030	36,025	(e)	2,043,338	161,500	9,160,280
	02/11/2021	-	244,940	57.67	02/11/2031	31,943	(e)	1,811,807	143,150	8,119,468

Howard Ungerleider	02/15/2013	104,101	-	32.57	02/15/2023	n/a		n/a	n/a	n/a
	02/14/2014	94,998	-	47.31	02/14/2024	n/a		n/a	n/a	n/a
	02/13/2015	94,395	-	50.07	02/13/2025	n/a		n/a	n/a	n/a
	02/12/2016	105,493	-	46.60	02/12/2026	n/a		n/a	n/a	n/a
	02/10/2017	85,125	-	61.97	02/10/2027	n/a		n/a	n/a	n/a
	02/15/2018	89,478	-	72.77	02/15/2028	n/a		n/a	n/a	n/a
	03/12/2018	-	-	n/a	n/a	69,197		3,924,854	-	-
	04/11/2019	69,253	34,627	54.89	02/11/2029	11,350		643,772	49,150	2,787,788
	02/13/2020	48,673	97,347	48.30	02/13/2030	13,360		757,779	57,870	3,282,386
	02/11/2021	-	87,180	57.67	02/11/2031	11,760		667,027	50,950	2,889,884

John M. Sampson	02/13/2015	8,286	-	50.07	02/13/2025	n/a		n/a	n/a	n/a
	10/01/2020	-	-	n/a	n/a	5,470	(e)	310,258	-	-
	02/11/2021	-	36,650	57.67	02/11/2031	4,803	(e)	272,426	21,420	1,214,942

A. N. Sreeram	02/10/2017	53,333	-	61.97	02/10/2027	n/a		n/a	n/a	n/a
	02/15/2018	56,060	-	72.77	02/15/2028	n/a		n/a	n/a	n/a
	02/13/2019	-	-	n/a	n/a	18,581		1,053,914	-	-
	04/11/2019	-	21,697	54.89	02/11/2029	7,110		403,279	30,790	1,746,409
	02/13/2020	-	61,127	48.30	02/13/2030	8,390		475,881	36,340	2,061,205
	02/11/2021	-	52,080	57.67	02/11/2031	7,030		398,742	30,440	1,726,557

Amy Wilson	02/13/2015	5,874	-	50.07	02/13/2025	n/a		n/a	n/a	n/a
	02/10/2017	4,719	-	61.97	02/10/2027	n/a		n/a	n/a	n/a
	02/15/2018	4,206	-	72.77	02/15/2028	n/a		n/a	n/a	n/a
	10/10/2018	142,250	-	60.08	10/10/2028	n/a		n/a	n/a	n/a
	04/11/2019	37,553	18,777	54.89	02/11/2029	6,150		348,828	33,650	1,908,628
	02/13/2020	4,296	56,594	48.30	02/13/2030	7,770		440,714	30,440	1,726,557
	02/11/2021	-	52,080	57.67	02/11/2031	7,030		398,742	26,650	1,511,588

(a)	Stock Option awards vest in three equal installments on the first, second and third anniversaries of the grant date shown in the table.

(b)	RSUs generally vest and are delivered three years after the grant date.

(c)	Market values are based on the December 31, 2021 closing stock price of $56.72 per share of Dow common stock.

(d)

PSUs granted April 11, 2019 will vest and be delivered in February 2022. PSUs granted February 13, 2020 will vest and be delivered in February 2023. PSUs granted February 11, 2021 will vest and be delivered in February 2024. These shares are shown at the target level of performance. The actual number of shares to be delivered will be determined at the end of the three-year performance period.

(e)	Amount reported reflects RSUs following share withholding for payment of tax obligations.

2022 | Dow Proxy Statement	85

OPTION EXERCISES AND STOCK VESTED

The following table summarizes the value received by the NEOs from Stock Options exercised and stock grants vested during 2021:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Jim Fitterling	259,946	6,107,808	1,097	58,218

Howard Ungerleider	185,473	5,830,273	-	-

John M. Sampson	5,736	84,778	147	7,801

A. N. Sreeram	89,267	1,157,386	-	-

Amy Wilson	30,229	494,546	907	53,286

STOCK INCENTIVE PLAN

The Dow Inc. 2019 Stock Incentive Plan (the “2019 Plan”) was adopted immediately prior to the spin-off of Dow from DowDuPont on April 1, 2019. The 2019 Plan was amended by the Board on February 11, 2021, and approved by stockholders on April 15, 2021. The number of shares available for issuance under the 2019 Plan is 125 million. The 2019 Plan authorizes Dow to grant equity-based incentive awards to its and its subsidiaries’, eligible employees, non-employee directors, consultants, advisors and other individuals. In addition, the 2019 Plan is used to settle outstanding DowDuPont equity awards that were converted into awards that are denominated in Dow common stock following the spin-off of Dow from DowDuPont on April 1, 2019, which are referred to as “Legacy Awards.” These Legacy Awards otherwise generally remain in effect pursuant to their existing terms and the terms of the plan under which they were originally granted.

The Compensation and Leadership Development Committee has broad authority to grant awards to eligible individuals and to otherwise administer the 2019 Plan. Under the 2019 Plan, Dow may grant stock options, stock appreciation rights, restricted stock, RSUs, performance awards, PSUs, and other equity-based awards, which may be settled in cash or in shares of Company stock, as determined by the Committee. The Committee has the discretion to establish the vesting conditions applicable to awards, the performance goals applicable to a performance award, and to determine the extent to which any performance goals have been achieved. Awards of restricted stock or RSUs are generally subject to minimum vesting requirements set forth in the 2019 Plan, subject to certain limited exceptions. No new awards may be issued under the 2019 Plan after the tenth anniversary of the plan’s effective date, or the date the Board terminates the plan, if earlier.

EMPLOYEE STOCK PURCHASE PLAN

The Dow Inc. 2021 Employee Stock Purchase Plan was adopted by the Board on February 11, 2021, and approved by stockholders on April 15, 2021 (the “2021 ESPP”). The purpose of the 2021 ESPP is to encourage and enable eligible employees to acquire property interests in the Company through ownership of the Company’s common stock and to align the interest of employees with those of the Company’s stockholders. Under the 2021 ESPP, most employees are eligible to purchase shares of common stock of Dow Inc. valued at up to 10 percent of their annual total base salary or wages, subject to applicable tax and local laws. The number of shares purchased in any offering period is determined using the amount contributed by the employee divided by the plan price. The plan price of the stock is equal to 85 percent of the fair market value (closing price) of the common stock at the beginning or ending of the offering period, whichever is lower. The plan price is fixed upon the close of the offering period. The aggregate number of shares that may be issued under the 2021 ESPP may not exceed 25,000,000 shares. NEOs are eligible to participate under the 2021 ESPP on the same basis as all other eligible employees.

86	2022 | Dow Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The table below shows the Equity Compensation Plan Information as of December 31, 2021.

Plan Category	(1)	(2)	(3)
	# of securities to be issued upon exercise of outstanding options, warrants, rights	Weighted-average exercise price of outstanding options, warrants, rights ($)	# of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))

Equity Compensation Plans Approved by Security Holders	32,461,147 (a)	57.13 (b)	82,907,593 (c)

Equity Compensation Plans Not Approved by Security Holders	-	-	-

(a)

Includes shares to be issued in connection with Stock Options, stock appreciation rights, RSUs and PSUs granted under the 2019 Plan and the Legacy Awards. Total Shares to be issued are determined using the “fungible method” of counting shares which assumes 2.1 shares for each RSU and PSU award and one share for each Stock Option. Forfeited or expired awards result in related shares being added back into the share pool at the fungible ratios.

(b)	Calculation does not include outstanding PSUs or RSUs because exercise price is not applicable.

(c)

A total of 125 million shares were authorized under the 2019 Plan. A total of 25 million shares were authorized under the 2021 ESPP. Total includes 59,283,340 shares available under the 2019 Plan, 913,239 shares available for the Legacy Awards, and 22,711,014 shares available under the 2021 ESPP.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, following is information about the relationship of the annual total compensation of employees (other than the CEO) and the annual total compensation of the CEO.

The median employee was selected from the Dow population worldwide, excluding the CEO, as of November 30, 2021 using base pay and annual incentive at target, rather than the Summary Compensation Table, as the consistently applied compensation measure. The Company calculated annual base pay based on a reasonable estimate of hours worked during 2021 for hourly workers, and upon salary level for the remaining employees. The Company used a statistical sampling methodology to identify all employees whom the Company expected to be paid within a 0.1 percent range of the median. The Company selected the representative employee from that group for purposes of calculating the ratio of CEO pay to median employee pay.

For 2021, the annual total compensation for the median employee was $95,607, and the annual total compensation of the CEO, as reported in the Summary Compensation Table was $24,858,892. Based upon the calculation of compensation for both the CEO and the median employee, the ratio of CEO pay to median employee pay for 2021 was approximately 260:1.

The pay ratio presented above is a reasonable estimate. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio may not be comparable to the pay ratio reported by other companies.

BENEFITS

Dow provides benefits (including retirement benefits) to eligible employees, including the eligible NEOs, through a combination of qualified and non-qualified plans. The NEOs are entitled to participate in the same plans as most other U.S.-based salaried employees. In addition, because highly compensated employees are subject to U.S. tax limitations on contributions to some retirement plans, Dow created non-qualified retirement programs intended to provide these employees with the same benefits they would have received under the qualified plans without the tax limits. The NEOs are eligible to participate in the same non-qualified retirement plans as all other highly compensated salaried employees who satisfy the plans’ eligibility requirements.

2022 | Dow Proxy Statement	87

On March 4, 2021, the Company announced to its employees changes to the design of TDCC’s U.S. tax-qualified and non-qualified retirement programs. These changes will impact TDCC U.S. eligible employees, including several of Dow’s NEOs. NEOs are impacted on the same basis as all other eligible employees and officers with the same years of credited service.

First, TDCC’s U.S. tax-qualified and non-qualified defined benefit plans, including the Dow Employees’ Pension Plan (“DEPP”) and the Executives’ Supplemental Retirement Plan - Supplemental Benefits (“ESRP”) will be amended to freeze benefit accruals, effective December 31, 2023 (“Effective Date”). Several of the NEOs participate in the DEPP and the ESRP. Although the DEPP and the ESRP will be frozen to new accruals as of the Effective Date, all plan participants of the DEPP and ESRP, including several NEOs, will retain all benefits accrued up to that date, based on their credited service and pensionable compensation as of the Effective Date. In addition, NEOs who participate in the DEPP formula or PPA and the ESRP will accrue interest on their plan account balances following the Effective Date, in accordance with the terms of the plans, and on the same basis applicable to other employees who participate in those plans and formulas.

Second, TDCC’s contributions will be modified for all eligible U.S. employees, including several NEOs, who participate in TDCC’s tax-qualified and non-qualified defined contribution plans, beginning January 1, 2022. Matching contributions will be harmonized across TDCC’s U.S. eligible employee population under The Dow Chemical Company Employees’ Savings Plan, a tax-qualified 401(k) plan, and The Dow Chemical Company Elective Deferral Plan Post 2004, a non-qualified deferred compensation plan (collectively, the “Savings Plans”). The new matching contribution, beginning January 1, 2022, will allow all eligible U.S. employees to receive matching contributions of up to 5 percent of their eligible compensation. In addition, beginning on January 1, 2024, all eligible U.S. employees will receive an automatic non-elective contribution to the Savings Plans of 4 percent of their eligible compensation.

PENSION BENEFITS

The following table lists the pension program participation and actuarial present value of each NEO’s defined benefit pension as of December 31, 2021:

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(a)	Payments During Last Fiscal Year

Jim Fitterling	Dow Employees’ Pension Plan	38.0	2,399,419	-
	Dow Executives’ Supplemental Retirement Plan	38.0	14,027,640	-

Howard Ungerleider	Dow Employees’ Pension Plan	31.5	1,539,963	-
	Dow Executives’ Supplemental Retirement Plan	31.5	2,316,585	-

John M. Sampson(b)	Personal Pension Account	1.3	28,833	-
	Dow Executives’ Supplemental Retirement Plan	1.3	49,433	-

A. N. Sreeram	Dow Employees’ Pension Plan	15.6	1,135,062	-
	Dow Executives’ Supplemental Retirement Plan	15.6	1,783,798	-

Amy Wilson	Dow Employees’ Pension Plan	21.2	1,168,585	-
	Dow Executives’ Supplemental Retirement Plan	21.2	4,049,954	-

(a)

Unless otherwise noted, all present values reflect immediate commencement of pension benefits. The form of payment, DEPP discount rate (3.06%) and mortality (RP 2014) are based on assumptions used to determine pension plan obligations.

(b)

Mr. Sampson started his career with the Company in 1983 and departed to join Olin Corporation as part of the sale of the Company’s chlorine assets in 2015. He was rehired by the Company on October 1, 2020. Pursuant to the terms of the defined benefit pension plans in which Mr. Sampson participated, he received credit for purposes of benefit eligibility for his years of employment service with the Company prior to his 2015 departure. Because the pension liabilities for his pre-2015 service were transferred to Olin Corporation’s pension plan, the associated benefit accruals and years of credited service (for benefit accrual purposes) were not restored.

88	2022 | Dow Proxy Statement

DEFINED BENEFIT RETIREMENT PLANS

Pension Plans

For employees hired before January 1, 2008, Dow provides the DEPP for its U.S. employees and for employees of some of its wholly owned U.S. subsidiaries. The Personal Pension Account is part of the DEPP and further described below. The DEPP describes the pre-2008 formula as the “DEPP formula”. Upon retirement, employees receive an annual pension that is paid in the form of a monthly annuity. The benefit is calculated based on the sum of the employee’s yearly basic and supplemental accruals calculated in the following manner:

•

Basic accruals are calculated based on the employee’s highest consecutive three-year average compensation multiplied by a percentage ranging from 4 percent to 18 percent based on the age of the employee in the years earned up to 425 percent.

•

Supplemental accruals are for compensation in excess of a rolling 36-month average of the social security wage base. Supplemental accruals range from 1 percent to 4 percent based on the age of the employee in the years earned up to 120 percent.

•	The sum of the basic and supplemental accruals is divided by a conversion factor to calculate an immediate monthly benefit.

If the employee terminates employment before age 65 and defers payment of the benefit, the account balance calculated under this formula will be credited with interest. All NEOs except Mr. Sampson participate in the DEPP. Benefits accrued and paid under the DEPP are subject to Internal Revenue Service limits.

For employees hired on or after January 1, 2008, Dow provides the Personal Pension Account (“PPA”) which is a component of the DEPP. The account grows annually based on Pay Credits and Interest Credits. At the end of each year, 5 percent of an employee’s base salary and actual variable pay is credited to the account (“Pay Credit”). Additionally, the Personal Pension Account is credited with an annual Interest Credit equal to the Interest Credit Rate multiplied by the Personal Pension Account balance as of December 31 of the previous year. The Interest Credit Rate is determined annually by the Company, based on the closing rate on the six-month U.S. Treasury bill on the last business day of September immediately preceding the Plan Year plus 1.5 percent.

When a vested employee leaves the Company, the PPA can be taken as an immediate annuity, as a deferred annuity or as a lump sum. Employees become vested in their PPA benefit after three years of service. Mr. Sampson is the only NEO who participates in the PPA. Benefits accrued and paid under the PPA are subject to Internal Revenue Service limits.

Executives’ Supplemental Retirement Plan

Because the U.S. Internal Revenue Code of 1986, as amended (the “Code”), limits the benefits otherwise provided by the DEPP, the Board adopted the ESRP to provide employees who participate in the DEPP formula and the PPA with non-qualified benefits calculated under the same formulas described above. Some parts of the supplemental benefit may be taken in the form of a lump sum depending upon date of hire and plan participation. All NEOs participate in the ESRP.

Dow Employees’ Savings Plan

The Company provides all U.S. salaried employees the opportunity to participate in a 401(k) plan titled The Dow Chemical Company Employees’ Savings Plan (the “Savings Plan”). In 2021, for salaried employees who contributed 2 percent of annual salary, Dow provided a matching contribution of 100 percent of the employee’s contribution. For salaried employees who contributed up to an additional 4 percent, Dow provided a 50 percent match. All NEOs participate in the Savings Plan on the same terms as other eligible employees.

2022 | Dow Proxy Statement	89

NON-QUALIFIED DEFERRED COMPENSATION

The following table provides information on compensation that participating NEOs elected to defer during 2021:

Name	Executive Contributions in Last Fiscal Year ($)(a)	Company Contributions in Last Fiscal Year ($)(b)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(c)

Jim Fitterling	77,750	47,648	457,869	-	3,339,115

Howard Ungerleider	60,389	36,387	63,049	-	538,982

John M. Sampson	38,825	0	2,399	-	41,223

A. N. Sreeram	-	-	-	-	-

Amy Wilson	28,611	15,584	14,775	-	152,093

(a)	Executive contributions are included in “Salary” for 2021 in the Summary Compensation Table.

(b)	Company contributions are included in “All Other Compensation” for 2021 in the Summary Compensation Table.

(c)

Executive and Company contributions with respect to Mr. Fitterling of $101,829 for 2019 and $119,394 for 2020, Mr. Ungerleider of $85,037 for 2019 and $92,003 for 2020 and Ms. Wilson of $28,384 for 2019 and $39,374 for 2020 are included in “All Other Compensation” in the Summary Compensation Table.

DOW ELECTIVE DEFERRAL PLAN

Because the Code limits contributions to the Savings Plan, the Board adopted the EDP in order to further assist employees in saving for retirement. The EDP allows eligible participants to voluntarily defer the receipt of base salary (maximum deferral of 75 percent) and Annual Performance Award (maximum deferral of 100 percent). Participation is limited to employees whose combined total of base salary and Annual Performance Award at 100 percent target are expected to exceed the compensation limit set forth in Section 401(a)(17) of the Code. This determination is made annually.

Each participant enrolled in the EDP receives a matching contribution from the Company using the same formula authorized for salaried participants under the Savings Plan for employer matching contributions. The formula in effect for 2021 provided a matching contribution on the first 6 percent of base salary deferred. For purposes of calculating the match under the EDP, Dow will assume each participant is contributing the maximum allowable amount to the Savings Plan and receiving a match thereon. The assumed match from the Savings Plan will be offset from the matching contribution calculated under the EDP. The NEOs’ balances consist primarily of voluntary deferrals (and related earnings), not contributions made by Dow.

Investment choices include a fund with an interest rate equal to the sum of the 60-month rolling average of ten-year U.S. Treasury Note yield plus the current five-year Dow credit spread, as well as the line-up of funds available under the Savings Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

All of the NEOs are retirement eligible. In the event of their retirement, the NEOs are entitled to receive benefits similar to those available to most other salaried U.S. employees. These benefits are described in the table below, together with the impact of various types of separation events on the different compensation elements the NEOs receive.

90	2022 | Dow Proxy Statement

Retirement, Death or Disability

The NEOs are entitled to receive benefits and equity award treatment in the event of their retirement, death or disability, on a similar basis as most other salaried U.S. employees as summarized in the table below:

Base Salary	Paid through date of separation on the normal schedule

Annual Incentive	Prorated for the portion of the year worked and paid on the normal schedule

LTI Awards

Age/Service Requirements Met: If an executive meets the age minimum 55 and 10-year service requirements, the executive’s LTI awards will be subject to the following treatment:

•  Stock Options: Vesting and expiration periods remain unchanged, except that grants made in the same year as termination vest pro rata for the number of months worked during the year.

•  RSUs and PSUs: Vesting and delivery dates remain unchanged, except that grants made in the same year as termination vest pro rata for the number of months worked during the year.

Age/Service Requirements Not Met: If an executive does not meet these age and service requirements, other than in the event of a voluntary separation, the executive’s LTI awards will be subject to the following treatment:

•  Stock Options: Vesting and expiration periods remain unchanged, except that grants are prorated for the months worked during the vesting period.

•  RSUs: Grants are prorated for the number of months worked during the vesting period. Vesting and delivery dates remain unchanged.

•  PSUs: Grants are prorated for the number of months worked during the performance period. Vesting periods and delivery dates remain unchanged.

Voluntary Separation: If the executive voluntarily separates before meeting the age and service requirements of a particular grant, such grant is forfeited.

Retirement Plans

Participants have access to the following retirement plan benefits, subject to their respective elections and pursuant to the applicable vesting requirements and other plan terms:

•  Pension benefits

•  Defined contribution 401(k) plans

•  Non-qualified deferred compensation programs

Other Benefits	Eligible for retiree medical and life insurance coverage, subject to their respective country’s policy and practice

2022 | Dow Proxy Statement	91

Involuntary Termination with Cause

In the event of an involuntary termination with cause, all outstanding equity grants are forfeited and incentive income (including LTI) may be recovered by Dow pursuant to the Executive Compensation Recovery (Clawback) Policy if the requirements for recovery under the policy are met.

Involuntary Termination without Cause

In the event of an involuntary termination without cause, LTI grants will be treated as described in the table above, depending on whether the executive met the age and years of service requirements referenced above.

In addition, each NEO would be entitled to the following benefits upon an involuntary termination without cause:

•

A lump-sum severance payment of two weeks per year of service (up to a maximum of eighteen months) under the U.S. Severance Plan, plus six months base salary under the Executive Severance Supplement. The U.S. Severance Plan covers most salaried employees in the United States.

•	Outplacement counseling and financial/tax planning with a value of $30,000.

•	If eligible for retiree medical (as described above under “Other Retirement Benefits”), eighteen months of health and welfare benefits at employee rates.

Change-in-Control

Equity awards held by employees and officers have a double trigger change-in-control provision whereby the awards will become fully vested upon the holder’s involuntary termination of employment without cause within 24 months following a change-in-control. Dow does not have and does not intend to enter into change-in-control severance or similar agreements with the executive officers.

92	2022 | Dow Proxy Statement

Involuntary Termination or Change-in-Control Values

The following table summarizes the compensation and benefits that the NEOs would have received under Dow’s existing plans had a change-in-control occurred on December 31, 2021 or had their employment been terminated on that date under specified circumstances. The amounts shown are not necessarily indicative of what Dow will pay under similar circumstances because a wide variety of factors can affect payment amounts, which, as a result, can be determined with certainty only when an actual change-in-control or termination event occurs.

Name	Type of Benefit	Involuntary Termination Without Cause ($)(a)	Change-in- Control ($)(b)

Jim Fitterling	Severance	3,069,808	3,069,808
	Double Trigger LTI Acceleration	n/a	32,208,694
	Increase in Present Value of Pension	n/a	1,302,975
	Health & Welfare Benefits	9,837	9,837
	Outplacement & Financial Planning	30,000	30,000

Howard Ungerleider	Severance	2,076,451	2,076,451
	Double Trigger LTI Acceleration	n/a	15,836,520
	Increase in Present Value of Pension	n/a	603,442
	Health & Welfare Benefits	11,151	11,151
	Outplacement & Financial Planning	30,000	30,000

John M. Sampson	Severance	1,204,431	1,204,431
	Double Trigger LTI Acceleration	n/a	1,797,627
	Increase in Present Value of Pension	n/a	0
	Health & Welfare Benefits	9,837	9,837
	Outplacement & Financial Planning	30,000	30,000

A. N. Sreeram	Severance	946,649	946,649
	Double Trigger LTI Acceleration	n/a	8,420,381
	Increase in Present Value of Pension	n/a	406,770
	Health & Welfare Benefits	4,365	4,365
	Outplacement & Financial Planning	30,000	30,000

Amy E. Wilson	Severance	951,689	951,689
	Double Trigger LTI Acceleration	n/a	6,845,940
	Increase in Present Value of Pension	n/a	1,253,267
	Health & Welfare Benefits	11,484	11,484
	Outplacement & Financial Planning	30,000	30,000

(a)

While, as of December 31, 2021, each of the NEOs would have qualified for separation payments applicable under a change-in-control had they been terminated on an involuntary basis without cause, figures in this column are presented as if no underlying change-in-control triggering event existed and the NEO was terminated without cause on December 31, 2021.

(b)

Equity compensation values are based on the December 31, 2021 closing stock price of $56.72 per share of Dow common stock. An executive must meet the double trigger requirement of being involuntarily terminated without cause within two years of a change-in-control in order to receive benefits. In addition, the LTI acceleration value in this table includes Performance Shares at target.

2022 | Dow Proxy Statement	93

INTERLOCKS AND INSIDER PARTICIPATION

During 2021, the following Directors served on the Compensation and Leadership Development Committee (the “Committee”): Samuel R. Allen, Ajay Banga, Gaurdie Banister Jr., Jeff M. Fettig, Luis Alberto Moreno and Jill S. Wyant. None of the members of the Committee were at any time during 2021 an officer or employee of the Company. None of the executive officers serve as a member of the board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Committee.

COMPENSATION COMMITTEE REPORT

The Committee reviewed and discussed the CD&A section of the Proxy Statement with Company management. Based on this review and discussion, the Committee recommended to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as incorporated by reference from this Proxy Statement.

The Committee operates pursuant to a Charter that is available on the Company’s website at investors.dow.com.

This report is submitted by the Committee.

Jeff M. Fettig, Chair

Samuel R. Allen

Gaurdie Banister Jr.

Luis Alberto Moreno

Jill S. Wyant

94	2022 | Dow Proxy Statement

Agenda Item 2

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. As described in the CD&A section of this Proxy Statement, executive compensation programs are designed to attract and retain talent through the alignment of pay and financial interests of the executives with stockholder value creation.

As described in the CD&A section, the Compensation and Leadership Development Committee believes the executive compensation programs create incentives for strong operational performance and for the long-term benefit of the Company.

Beginning in 2011, a “say on pay” advisory vote to approve executive compensation has been required for all U.S. public companies under Section 14A of the Exchange Act. Therefore, in accordance with the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following non-binding advisory resolution at the 2022 Meeting:

RESOLVED, that the stockholders of Dow Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2022 Annual Meeting of Stockholders.

This advisory resolution is non-binding on the Board. Although non-binding, the Board and the Compensation and Leadership Development Committee will review and carefully consider the voting results when evaluating the executive compensation programs.

Unless the Board modifies its policy on the frequency of holding “say on pay” advisory votes, the next “say on pay” advisory vote will occur at the Company’s 2023 Annual Meeting of Stockholders.

Vote Required

This Agenda Item 2 must receive more FOR votes than AGAINST votes in order to be approved. Abstentions and broker non-votes will not be counted or have an effect on the outcome of this vote. Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under NYSE rules, even though your bank or broker is not permitted to exercise voting discretion, it may vote on any other “routine” matter to be voted on at the 2022 Meeting.

The Board unanimously recommends a vote FOR the approval of the Advisory Resolution to Approve Executive Compensation.

The Board recommends that you vote “FOR” this resolution.

2022 | Dow Proxy Statement	95

Agenda Item 3

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RESOLVED, that the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for 2022, made by the Audit Committee with the concurrence of the Board, is hereby ratified.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Company Bylaws provide that the selection of the independent registered public accounting firm is subject to stockholder ratification at each Annual Meeting. The Audit Committee has appointed, and the Board has concurred subject to your ratification, Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for 2022. Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since 1905. Deloitte & Touche LLP has offices at or near most of the locations where Dow operates in the United States and other countries. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP is in the best interests of the Company and its investors.

Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accounting firm. For Deloitte & Touche LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection, the key members of the audit engagement team, and the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office as well as, its reputation for integrity and competence in the fields of accounting and auditing. Under the Audit Committee Charter, the Audit Committee has established formal preapproval policies and procedures that involve the use of preapproval service categories for audit, audit-related, and permitted non-audit services that are routinely provided by Deloitte & Touche LLP. Such policies and procedures are detailed as to the particular individual services that may be performed within each preapproval category and such policies and procedures do not include the delegation of the Audit Committee’s responsibilities to management. The Audit Committee is informed of each service performed, the fee arrangement, and amounts incurred within each preapproval category as presented by Deloitte & Touche LLP and reviewed by the Audit Committee at each Audit Committee meeting. The Audit Committee is directly involved in the selection of the lead engagement partner in conjunction with the mandated rotation of this position. Additional information may be found in the Audit Committee Report on page 98 and Audit Committee Charter available on the Company’s website at investors.dow.com.

The Audit Committee has expressed its satisfaction with Deloitte & Touche LLP. In October 2021, Deloitte & Touche LLP advised the Audit Committee that, like all other major accounting firms, it has been named as a defendant in a number of civil lawsuits, most of which are premised on allegations that financial statements issued by clients and reported on by the firm were incorrect. Deloitte & Touche LLP has further advised the Audit Committee that based on the firm’s historical experience and understanding of the circumstances giving rise to such lawsuits, the firm does not believe that they will have a significant impact on the firm’s ability to serve as the independent registered public accounting firm for the Company. The Audit Committee has concluded that the ability of Deloitte & Touche LLP to perform services for the Company is not adversely affected by such litigation.

Representatives of Deloitte & Touche LLP will attend the 2022 Meeting and will have the opportunity to make a statement if they desire to do so and may respond to appropriate stockholder questions.

96	2022 | Dow Proxy Statement

Vote Required

This Agenda Item 3 must receive more FOR votes than AGAINST votes in order to be approved. Abstentions and broker non-votes will be counted and have an effect on the outcome of this vote. Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under NYSE rules, even though your bank or broker is not permitted to exercise voting discretion, it may vote shares held in beneficial name only on this Agenda Item 3, without instruction from you.

In the event that the selection of Deloitte & Touche LLP is not ratified by stockholders, the Audit Committee will take that into account in connection with any future decisions as to the selection of a firm to serve as the Company’s auditors; although, by law, the Audit Committee has final authority over the determination of whether to retain Deloitte & Touche LLP or another firm at any time.

The Board unanimously recommends that stockholders vote FOR the resolution to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for 2022.

Independent Registered Public Accounting Firm Fees

For the years ended December 31, 2021 and 2020, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates. Total fees for the years ended December 31, 2021 and 2020, for the independent registered public accounting firm were:

Type of Fees In thousands	2021	2020

Audit Fees [1]	$20,529	$21,237

Audit-Related Fees [2]	1,309	2,807

Tax Fees [3]	628	2,053

TOTAL	$22,466	$26,097

1

The aggregate fees billed primarily for the integrated audit of the Company’s annual financial statements and internal control over financial reporting, the reviews of the financial statements in Quarterly Reports on Form 10-Q, comfort letters, consents, statutory audits, and other regulatory filings.

2	The aggregate fees billed primarily for audits of assessment of controls relating to the services audit report, services for sustainability reporting, and agreed-upon procedures engagements.

3	The aggregate fees billed primarily for corporate tax consulting and tax compliance services.

The Board recommends that you vote “FOR” this resolution.

2022 | Dow Proxy Statement	97

Audit Committee Report

The Audit Committee operates pursuant to a Charter that is available on the Company’s website at investors.dow.com. All references to Committee in this report refer to the Audit Committee.

The Committee is comprised entirely of independent Directors who meet the independence, experience and other qualification requirements of the NYSE and the Company. The Board has determined that the following Committee members are financially literate and are audit committee financial experts as defined by the applicable standards: James A. Bell (Chair until April 15, 2021), Wesley G. Bush, Richard K. Davis (Chair as of April 15, 2021), Debra L. Dial, Jacqueline C. Hinman and Daniel W. Yohannes.

Dow held ten Audit Committee meetings during 2021. Six meetings were regularly scheduled meetings that included separate executive sessions of the Committee with time allowed to meet with the lead client service partner of the independent registered public accounting firm, the internal auditor, the general counsel, management and among the Committee members themselves. Four meetings were conference calls related to the Company’s quarterly financial results, and related announcements and periodic filings. Numerous other informal meetings and communications among the Committee members, the independent registered public accounting firm, the internal auditor and/or members of the Company’s management also occurred.

On behalf of the Board, the Committee oversees the Company’s financial reporting process and its internal control over financial reporting, areas for which management has the primary responsibility. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on the Company’s internal control over financial reporting.

In this context, the Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements and the quarterly unaudited financial statements including the reasonableness of significant estimates and judgments, and the clarity of disclosures related to critical accounting estimates and critical audit matters, matters relating to the Company’s internal control over financial reporting and the processes that support certifications of the financial statements by the Company’s Chief Executive Officer and Chief Financial Officer.

Among other items, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board. The Committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. In addition, the Committee has received written materials addressing Deloitte & Touche LLP’s internal quality control procedures and other matters as required by the NYSE listing standards.

Further, the Committee preapproves and reviews audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm to the Company and the related fees for such services. The Committee has pre-approved all services provided and fees charged by the independent registered public accounting firm to the Company, and has concluded that such services are compatible with the auditors’ independence. The Committee’s Charter allows delegation of authority to preapprove audit, audit-related and permitted non-audit services by the independent registered public accounting firm to a subcommittee consisting of one or more Committee members, provided that such subcommittee decisions be presented to the full Committee at its next scheduled meeting.

98	2022 | Dow Proxy Statement

Relying on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board approved, that the audited financial statements and management’s report on internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC. The Committee has also selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company and its subsidiaries for 2022. The Board has concurred with that selection and has presented the matter to the stockholders of the Company for ratification.

This report is submitted by the Audit Committee.

Richard K. Davis, Chair

Wesley G. Bush

Debra L. Dial

Jacqueline C. Hinman

Daniel W. Yohannes

2022 | Dow Proxy Statement	99

Agenda Item 4

STOCKHOLDER PROPOSAL—INDEPENDENT BOARD CHAIRMAN

The following stockholder proposal has been submitted to the Company for action at the 2022 Meeting by John Chevedden on behalf of Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, New York 11021. The proposal and supporting statement have been reprinted as they were submitted, and the Company is not responsible for their accuracy or content. If properly presented at the 2022 Meeting, the Board unanimously recommends a vote AGAINST this proposal.

Shareholder Proposal

Proposal 4—Independent Board Chairman

The shareholders request that the Board of Directors adopt a policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO as follows:

Selection of the Chairman of the Board The Board requires the separation of the offices of the Chairman of the Board and the Chief Executive Officer.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board has the discretion to select a temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board.

If a temporary non-Independent Director is serving as Chairman of the Board at the time of any Company annual meeting of stockholders, the Company shall request that its stockholders vote on a proposal to ratify that a non-Independent Director continue to serve as Chairman of the Board while the Board is seeking an independent Chairman of the Board.

This proposal topic won 52% support at Boeing and 54% support at Baxter International in 2020. Boeing then adopted this proposal topic in June 2020. The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company.

This proposal topic won 44%-support at our 2012 annual meeting. This 44%-support likely represented 51%-support from the shares that have access to independent proxy voting advice.

The role of the CEO and management is to run the company.

The role of the Board of Directors is to provide independent oversight of management and the CEO.

Thus there is a potential conflict of interest for a CEO to have the oversight role of Chairman.

A lead director is no substitute for an independent board chairman. A lead director can delegate most of his lead director duties to the CEO office and then the lead director can simply rubber-stamp it. There is no way shareholders can be sure of what goes on.

The lack of an independent Board Chairman is an unfortunate way to discourage new outside ideas and an unfortunate way to encourage the CEO to pursue pet projects that would not stand up to effective oversight. Plus Dow shareholders are restricted in bringing new ideas to management in a manner that has traction because Dow shareholders have no right to act by written consent.

100	2022 | Dow Proxy Statement

One sign that Dow management does not believe in genuine engagement with shareholders is that Dow management sent out how to vote for dummies material after it distributed the 141-page annual meeting proxy in 2021. Shareholders do not have access to the deep pockets of the company to distribute a response.

Please vote yes:

Independent Board Chairman—Proposal 4

NOTE: The graphic above was submitted as part of the shareholder proposal, and does not reflect the recommendation of the Board.

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this proposal.

The Board and the Corporate Governance Committee have considered this proposal and do not believe that its adoption is in the best interests of the Company and its stockholders and is unnecessary given the current governance protections.

The Board’s leadership structure is driven by the needs of the Company and it is necessary to retain flexibility of the Board to manage its operations in a manner that best serves the interests of the stockholders and the Company. Under the Company’s existing governance practices, there is no requirement to combine or separate the leadership roles. This determination is made on an annual basis by the Board, which allows the Board the flexibility to make changes to Board leadership that are in the best interests of the Company and its stockholders. As a part of that process, the Board reviews whether the existing leadership structure provides strong independent oversight while balancing the need for extensive knowledge of business operations, risks and strategy implementation and accountability for Company performance. The Board has an average tenure of three years for its Directors and leads its industry in diversity. This diverse and fresh thinking informs the current leadership structure with Jim Fitterling serving the combined role as Chairman and CEO and Richard K. Davis, who was newly appointed to the role in April 2021, as the independent Lead Director.

As described under “Board Leadership Structure,” the Board believes that combining its CEO and Chairman roles and electing an independent Lead Director with clearly defined and expansive responsibilities, is currently the most appropriate structure for the Company and is in the best interests of stockholders. Mr. Fitterling’s 38-year tenure and multiple roles with the Company makes him uniquely suited to facilitate the Board’s governance oversight of strategy and safe and effective business operation. Mr. Fitterling’s familiarity with and deep knowledge of our business are unmatched. Furthermore, he has a long history of leadership in reporting transparency and sustainability disclosures. Mr. Fitterling has also led the Company’s transformative environmental, social and governance strategy, which includes robust public policy development on a national and international level, such as launching the Company’s aggressive and ambitious targets to become carbon neutral by 2050 and to help eliminate plastic waste. Mr. Davis, the Company’s independent Lead Director, has significant experience in corporate governance and public company management as current and former CEO of large public companies and as a director on other public company boards.

Furthermore, the Board believes that its independence and effective oversight of management is enabled through the Company’s strong corporate governance practices and safeguards currently in place. Adopting a rigid independent chairman requirement will unnecessarily restrict the discretion of the Board in managing its operations and deprive the Board of its ability to select the most qualified and appropriate individual to lead as Chairman. The Board is currently composed of 10 out of 11 Directors that are independent, with Mr. Fitterling being the only member of executive management who is also a Director and the only Director who is not independent. The independent Lead Director is elected by the other independent Directors after serving at least one full year on the

2022 | Dow Proxy Statement	101

Board. Further, each of the Audit, Compensation and Leadership Development and Corporate Governance Committees are comprised solely of independent Directors. In addition, the Board and its committees meet in executive session on a regular basis without the presence of management and these executive sessions are chaired by the independent Lead Director. All Board members have complete access to management and outside advisors.

Moreover, as a way to further enhance the independence and oversight responsibilities of the Board, and to ensure that the independent members have a focal point to ensure their views and concerns are heard and reflected in the Board’s deliberations, the independent Lead Director has clearly defined responsibilities, including:

•	setting and approving the Board agenda and materials in consultation with the Chairman and Committee Chairs;

•	leading and determining the agenda for executive sessions of the independent Directors;

•	serving as liaison between the Chairman and the independent Directors;

•	facilitating communication between the Board and management; and

•	serving as primary Board contact for stockholder communications with the independent Directors.

The Board’s effective committee structure, with each committee chaired by an independent Director, and responsibilities of the full Board, including the role of the independent Lead Director, allow the independent Directors to carry out their fiduciary responsibilities to provide informed and effective oversight of the Company’s strategy and operations, as well as working together with management to build our Company’s sustainable future. As a result, the Board does not believe that a policy mandating an independent Chairman is necessary to achieve effective independent oversight.

The Board also believes that the Company and its stockholders are best served by retaining the flexibility to select, on a case-by-case basis, the leadership structure best able to meet the Company’s needs based on the circumstances existing at the time because circumstances may change over time given the dynamic and competitive environment in which the Company operates. The Company’s Directors are well positioned to determine the Company’s leadership structure given their in-depth knowledge of the leadership team, the Company’s strategic goals, and the opportunities and challenges the Company faces. Currently, the Board believes that Mr. Fitterling is the best candidate to drive the strategy for the Company and the Board’s agenda as Chairman, while also leading the execution of that strategy as CEO. Combining these roles is important to provide clarity on decision-making and accountability while effectively mitigating any potential conflicts that might result from combining the roles primarily through the duties of the independent Lead Director. The Board will continue to monitor the appropriateness of its leadership structure, and adapt from time to time, as it does with all governance issues.

For the reasons discussed above, the Company believes that the adoption of this proposal is not in the best interests of stockholders.

Accordingly, the Board unanimously recommends that stockholders vote AGAINST this proposal.

Vote Required

This Agenda Item 4 must receive more FOR votes than AGAINST votes in order to be approved. Abstentions and broker non-votes will not be counted or have an effect on the outcome of this vote. Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under NYSE rules, even though your bank or broker is not permitted to exercise voting discretion, it may vote on any other “routine” matter to be voted on at the 2022 Meeting.

The Board recommends that you vote “AGAINST” this proposal.

102	2022 | Dow Proxy Statement

Appendix

SELECT FINANCIAL INFORMATION

Reconciliation of “Income (loss) from continuing operations, net of tax” to “Operating EBITDA”

In millions (Unaudited) Twelve months ended December 31	2021 As Reported	2020 As Reported	2019 Pro Forma

Income (loss) from continuing operations, net of tax (GAAP)	$6,405	$1,294	$(1,717)

+ Provision for income taxes on continuing operations	1,740	777	470

Income (loss) from continuing operations before income taxes	$8,145	$2,071	$(1,247)

- Interest income	55	38	81

+ Interest expense and amortization of debt discount	731	827	933

+ Pro forma adjustments	—	—	65

- Significant items	(712)	145	(4,682)

Operating EBIT (non-GAAP)	$9,533	$2,715	$4,352

Depreciation and amortization	2,842	2,874	2,938

Operating EBITDA (non-GAAP)	$12,375	$5,589	$7,290

Reconciliation of “Cash provided by operating activities—continuing operations” to “Free cash flow” and “Cash flow conversion”

In millions (Unaudited) Twelve months ended December 31	2021 As Reported	2020 As Reported	2019 Pro Forma

Cash provided by operating activities - continuing operations (GAAP)	$7,069	$6,252	$5,713

Capital expenditures	(1,501)	(1,252)	(1,961)

Free cash flow (non-GAAP)[1]	$5,568	$5,000	$3,752

Operating EBITDA (non-GAAP)	$12,375	$5,589	$7,290

Cash flow conversion (Operating EBITDA to cash flow from operations) (non-GAAP)[1]	57.1%	111.9%	78.4%

1	Free cash flow for the year ended December 31, 2021 reflects a $1 billion elective pension contribution.

Reconciliation of “Net income (loss) available for Dow Inc. common stockholders” to “Operating net income from continuing operations available for Dow Inc. common stockholders”

In millions (Unaudited) Twelve months ended December 31	2021 As Reported	2020 As Reported	2019 Pro Forma

Net income (loss) available for Dow Inc. common stockholders (GAAP)	$6,311	$1,225	$(1,359)

- Income from discontinued operations, net of tax	—	—	432

+ Pro forma adjustments	—	—	52

Pro forma net income (loss) from continuing operations available for Dow Inc. common stockholders	$6,311	$1,225	$(1,739)

- Significant items, after tax	(459)	(8)	(4,373)

Operating net income from continuing operations available for Dow Inc. common stockholders (non-GAAP)	$6,770	$1,233	$2,634

2022 | Dow Proxy Statement	103

Reconciliation of Operating Return on Capital (ROC)

In millions (Unaudited) Twelve months ended December 31	2021 As Reported	2020 As Reported	2019 Pro Forma

Operating net income from continuing operations available for Dow Inc. common stockholders (non-GAAP)	$6,770	$1,233	$2,634

Net income attributable to noncontrolling interests	94	69	74

Gross interest expense	790	892	1,013

Imputed interest expense - operating leases	67	77	91

Tax on gross interest expense	(211)	(294)	(239)

Operating net operating profit from continuing operations after tax (non-GAAP)	$7,510	$1,977	$3,573

Average total capital from continuing operations (non-GAAP)	$33,481	$32,785	$39,016

Operating return on capital (non-GAAP) [1]	22.4%	6.0%	9.2%

1	This measure of return excluded from income significant items which Dow did not consider part of ongoing operations.

Reconciliation of Net Debt

In millions (Unaudited) Twelve months ended December 31	2021	2020	2019

Notes payable	$161	$156	$586

Long-term debt due within one year	231	460	435

Long-term debt	14,280	16,491	15,975

Gross debt (GAAP)	$14,672	$17,107	$16,996

- Cash and cash equivalents	2,988	5,104	2,367

- Marketable securities	245	45	21

Net debt (non-GAAP)	$11,439	$11,958	$14,608

Non-GAAP Financial Measures

This document includes financial information that does not conform to U.S. GAAP and is considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company’s segments, including allocating resources. Dow’s management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company’s U.S. GAAP disclosures and should not be viewed as alternatives to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Non-GAAP measures included in this Proxy Statement are defined below.

Cash flow conversion is defined as “Cash provided by operating activities—continuing operations” divided by Operating EBITDA. Management believes cash flow conversion is an important financial metric as it helps the Company determine how efficiently it is converting its earnings into cash flow.

Free cash flow is defined as “Cash provided by operating activities—continuing operations,” less capital expenditures. Under this definition, free cash flow represents the cash generated by the Company from operations after investing in its asset base. Free cash flow, combined with cash balances and other sources of liquidity, represent the cash available to fund obligations and provide returns to shareholders. Free cash flow is an integral financial measure used in the Company’s financial planning process.

104	2022 | Dow Proxy Statement

Net debt is defined as total gross debt minus “Cash and cash equivalents” and “Marketable securities.” The Company believes net debt is the best representation of its financial leverage at this point in time.

Operating EBIT is defined as earnings (i.e., “Income from continuing operations before income taxes”) before interest, excluding the impact of significant items. Pro forma operating EBIT is defined as pro forma earnings (i.e., “Pro Forma income (loss) from continuing operations before income taxes”) before interest, excluding the impact of significant items.

Operating EBITDA is defined as earnings (i.e., “Income from continuing operations before income taxes”) before interest, depreciation and amortization, excluding the impact of significant items. Pro forma operating EBITDA is defined as pro forma earnings (i.e., “Pro Forma income (loss) from continuing operations before income taxes”) before interest, depreciation and amortization, excluding the impact of significant items.

Operating ROC is defined as net operating profit after tax (excluding significant items) divided by total average capital, also referred to as ROIC. Operating ROC measures how effectively a company has utilized the money invested in its operations. Net operating profit after tax (excluding significant items) is a net income measure the Company uses in presentations to investors that excludes net income attributable to noncontrolling interests, and interest expense, exclusive of the significant items.

Industry Peer Group

To assess the diversity of Dow’s leadership team, we examined the executive leadership teams of industry peers and the Compensation Peer Group to determine the percentage of female and U.S. ethnic minority representatives.

“Industry peers” refers to: Arkema SA, Borealis Exploration Ltd, Celanese Corporation, Chevron Phillips, Covestro AG, Eastman Chemical Co., Exxon Chemicals, Huntsman Corporation, LyondellBasell Industries N.V., Shin-Etsu Chemical Co. Ltd., and Wacker Chemie AG.

2022 | Dow Proxy Statement	105

Dow Inc.

2022 Annual Meeting of Stockholders

Thursday, April 14, 2022

8:00 AM Eastern Time

www.virtual shareholder meeting.com/DOW2022

®™ Trademark of The Dow Chemical Company ("Dow") or an affiliate of Dow

Form No. 161-00872

DOW INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 2211 H.H. DOW WAY MIDLAND, MI 48674 DOW INC. 1a. Samuel R. Allen 1c. Wesley G. Bush 1b. Gaurdie Banister Jr. 1d. Richard K. Davis 1e. Jerri DeVard 1f. Debra L. Dial 1g. Jeff M. Fettig 1h. Jim Fitterling 1i. Jacqueline C. Hinman 1k. Jill S. Wyant 1j. Luis Alberto Moreno 1l. Daniel W. Yohannes 1. Election of Directors Nominees: 3. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2022 2. Advisory Resolution to Approve Executive Compensation Please sign exactly as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. All holders must sign. If a corporation, sign the full corporate name by authorized officer. NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends that you vote FOR all director nominees in Agenda Item 1, FOR Agenda Items 2 and 3 and AGAINST Agenda Item 4. ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on April 13, 2022. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote. During The Meeting - Go to www.virtualshareholdermeeting.com/DOW2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on April 13, 2022. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by 11:59 PM Eastern Time on April 13, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Dow Inc. to be held April 14, 2022 The Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. D69048-P66262-Z81792 DOW INC. Annual Meeting of Stockholders April 14, 2022 8:00 AM Eastern Time This proxy is solicited by the Board of Directors. The undersigned hereby appoints Jim Fitterling, Howard Ungerleider and Amy E. Wilson or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Meeting”) to be held virtually at www.virtualshareholdermeeting.com/DOW2022 on April 14, 2022, and any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the Meeting. The undersigned hereby revokes all proxies previously given. Such proxies are directed to vote as specified on the reverse side, or if no specification is made, FOR all director nominees in Agenda Item 1, FOR Agenda Items 2 and 3 and AGAINST Stockholder Proposal Agenda Item 4, and to vote in accordance with their discretion on such other matters as may properly come before the Meeting and at any adjournment or postponement of the Meeting. To vote in accordance with the Board of Directors’ recommendations, please sign and date on the reverse side; no voting boxes need to be checked. Continued and to be signed on reverse side